Unites States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Michelle Rosenberg, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 9/30/16

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 83.2%
Auto Components – 1.4%
Cheng Shin Rubber Industry Co Ltd	8,000	$16,821
Hanon Systems	2,456	27,656
Hyundai Mobis Co Ltd	14	3,496
		47,973
Automobiles – 2.6%
Geely Automobile Holdings Ltd	5,000	4,461
Great Wall Motor Co Ltd	5,000	4,867
Guangzhou Automobile Group Co Ltd	22,000	28,279
Kia Motors Corp	1,271	48,649
		86,256
Banks – 6.2%
Banco de Chile	163,286	18,247
Banco de Credito e Inversiones	73	3,305
Bangkok Bank PCL	700	3,285
Bank Central Asia Tbk PT	3,400	4,091
Bank of the Philippine Islands	8,930	19,337
BDO Unibank Inc	940	2,129
China Minsheng Banking Corp Ltd	1,500	1,729
Commercial Bank QSC	67	710
Commercial International Bank Egypt SAE	1,870	10,129
Credicorp Ltd	100	15,222
CTBC Financial Holding Co Ltd	3,000	1,742
Doha Bank QSC	236	2,406
E.Sun Financial Holding Co Ltd	7,000	3,987
First Financial Holding Co Ltd	18,919	10,050
Hong Leong Bank Bhd	3,100	9,843
Kasikornbank PCL	300	1,624
Krung Thai Bank PCL	10,000	5,082
Malayan Banking Bhd	2,600	4,719
Masraf Al Rayan QSC	226	2,201
Mega Financial Holding Co Ltd	6,000	4,221
OTP Bank PLC	416	10,931
Public Bank Bhd	8,800	42,211
Qatar Islamic Bank SAQ	72	2,077
Qatar National Bank SAQ	227	9,721
Sberbank of Russia PJSC (ADR)	345	3,235
Taishin Financial Holding Co Ltd	13,940	5,182
Taiwan Cooperative Financial Holding Co Ltd	20,057	8,863
		206,279
Beverages – 0.9%
Ambev SA	300	1,829
Arca Continental SAB de CV	200	1,190
China Resources Beer Holdings Co Ltd*	12,000	25,466
		28,485
Capital Markets – 0.8%
CETIP SA - Mercados Organizados	1,900	25,056
Chemicals – 1.6%
Formosa Chemicals & Fibre Corp	2,000	5,379
Formosa Plastics Corp	2,000	4,965
Indorama Ventures PCL	14,400	11,747
PhosAgro PJSC (GDR)	827	10,668
Sinopec Shanghai Petrochemical Co Ltd	38,000	19,156
		51,915
Commercial Services & Supplies – 0.7%
S-1 Corp	259	23,873
Construction & Engineering – 0.4%
Dialog Group BHD	12,500	4,417
IJM Corp Bhd	13,100	10,177
		14,594
Construction Materials – 0.1%
Siam Cement PCL	300	4,487
Diversified Consumer Services – 2.1%
New Oriental Education & Technology Group Inc (ADR)*	1,200	55,632
TAL Education Group (ADR)*	200	14,168
		69,800
Diversified Financial Services – 0.6%
Ayala Corp	250	4,418
GT Capital Holdings Inc	80	2,376

Shares		Value
Common Stocks – (continued)
Diversified Financial Services – (continued)
Metro Pacific Investments Corp	92,300	$13,515
		20,309
Diversified Telecommunication Services – 8.3%
Chunghwa Telecom Co Ltd	44,000	155,127
Emirates Telecommunications Group Co PJSC	12,171	66,236
Ooredoo QSC	143	3,772
Telekom Malaysia Bhd	9,600	15,752
Telekomunikasi Indonesia Persero Tbk PT	96,100	31,746
True Corp PCL	22,000	4,415
		277,048
Electric Utilities – 1.4%
Centrais Eletricas Brasileiras SA*	1,200	8,809
CPFL Energia SA	600	4,464
Enersis Americas SA	13,586	2,222
Equatorial Energia SA	1,600	24,761
Tenaga Nasional Bhd	2,300	7,960
		48,216
Electronic Equipment, Instruments & Components – 1.9%
AAC Technologies Holdings Inc	5,000	50,250
LG Display Co Ltd	145	3,700
Samsung SDI Co Ltd	37	3,226
WPG Holdings Ltd	6,000	7,102
		64,278
Food & Staples Retailing – 4.2%
BGF retail Co Ltd	104	18,227
Cencosud SA	12,006	36,068
CP ALL PCL	19,800	35,163
E-MART Inc	12	1,716
GS Retail Co Ltd	84	3,753
President Chain Store Corp	3,000	23,834
Raia Drogasil SA	1,100	22,422
		141,183
Food Products – 5.0%
Charoen Pokphand Foods PCL	18,800	17,237
Charoen Pokphand Indonesia Tbk PT	26,700	7,163
China Huishan Dairy Holdings Co Ltd	55,000	20,564
China Mengniu Dairy Co Ltd	2,000	3,713
CJ CheilJedang Corp	10	3,296
Indofood CBP Sukses Makmur Tbk PT	28,700	20,843
Indofood Sukses Makmur Tbk PT	31,800	21,205
Kuala Lumpur Kepong Bhd	2,000	11,607
PPB Group Bhd	2,700	10,573
Uni-President Enterprises Corp	15,000	28,141
Universal Robina Corp	6,650	24,411
		168,753
Health Care Providers & Services – 2.1%
Bangkok Dusit Medical Services PCL	51,900	32,672
Bumrungrad Hospital PCL	4,400	22,172
IHH Healthcare Bhd	4,300	6,587
Qualicorp SA	400	2,359
Sinopharm Group Co Ltd	1,600	7,684
		71,474
Health Care Technology – 0%
Alibaba Health Information Technology Ltd*	2,000	1,119
Hotels, Restaurants & Leisure – 2.2%
Jollibee Foods Corp	5,850	29,799
Kangwon Land Inc	390	13,918
Minor International PCL	25,580	28,808
OPAP SA	212	1,791
		74,316
Household Durables – 1.7%
Coway Co Ltd	346	29,975
Nien Made Enterprise Co Ltd	2,000	25,748
		55,723
Household Products – 0.1%
Unilever Indonesia Tbk PT	1,300	4,439
Independent Power and Renewable Electricity Producers – 0.9%
Aboitiz Power Corp	14,100	13,274
AES Gener SA	17,443	5,753
Engie Brasil Energia SA	100	1,184
Glow Energy PCL	3,400	7,830
Huaneng Renewables Corp Ltd	4,000	1,392
		29,433

Shares		Value
Common Stocks – (continued)
Industrial Conglomerates – 1.1%
Aboitiz Equity Ventures Inc	19,620	$30,650
JG Summit Holdings Inc	2,840	4,363
		35,013
Information Technology Services – 0.2%
TravelSky Technology Ltd	3,000	7,117
Insurance – 0.2%
China Life Insurance Co Ltd/Taiwan	1,040	951
Dongbu Insurance Co Ltd	117	7,246
		8,197
Internet Software & Services – 1.4%
Alibaba Group Holding Ltd (ADR)*	100	10,579
NAVER Corp	9	7,217
NetEase Inc (ADR)	100	24,078
Tencent Holdings Ltd	200	5,492
		47,366
Marine – 0.1%
MISC Bhd	1,700	3,106
Media – 0.5%
Alibaba Pictures Group Ltd*	10,000	2,089
Surya Citra Media Tbk PT	61,800	13,263
		15,352
Metals & Mining – 3.1%
AngloGold Ashanti Ltd*	2,442	39,490
Cia de Minas Buenaventura SAA (ADR)*	1,800	24,912
Eregli Demir ve Celik Fabrikalari TAS	1,979	2,724
Gold Fields Ltd	1,199	5,859
Industrias Penoles SAB de CV	815	19,595
Severstal PJSC (GDR)	281	3,392
Sibanye Gold Ltd	893	3,221
Zijin Mining Group Co Ltd	18,000	5,779
		104,972
Multiline Retail – 0.4%
Matahari Department Store Tbk PT	6,300	8,921
SACI Falabella	717	5,258
		14,179
Multi-Utilities – 0.1%
Qatar Electricity & Water Co QSC	31	1,819
Oil, Gas & Consumable Fuels – 3.1%
Formosa Petrochemical Corp	4,000	12,022
IRPC PCL	128,600	18,122
MOL Hungarian Oil & Gas PLC	329	20,376
Novatek OJSC (GDR)	18	1,980
Polski Koncern Naftowy ORLEN SA	1,155	19,643
PTT PCL	500	4,895
Qatar Gas Transport Co Ltd	3,490	22,617
Ultrapar Participacoes SA	200	4,371
		104,026
Personal Products – 1.1%
Amorepacific Corp	14	4,946
AMOREPACIFIC Group	44	6,613
Hypermarcas SA	2,000	17,142
LG Household & Health Care Ltd	9	7,805
		36,506
Pharmaceuticals – 1.8%
China Medical System Holdings Ltd	2,000	3,362
CSPC Pharmaceutical Group Ltd	18,000	18,009
Kalbe Farma Tbk PT	48,700	6,402
Richter Gedeon Nyrt	1,559	31,691
		59,464
Real Estate Management & Development – 3.1%
Aldar Properties PJSC	16,957	12,264
Ayala Land Inc	4,900	3,966
Central Pattana PCL	13,500	22,708
Country Garden Holdings Co Ltd	33,000	17,402
Dalian Wanda Commercial Properties Co Ltd (144A)ß	3,200	21,784
Highwealth Construction Corp	8,000	12,380
Multiplan Empreendimentos Imobiliarios SA	200	3,887
SM Prime Holdings Inc	3,300	1,916
Summarecon Agung Tbk PT	48,300	6,497
		102,804
Road & Rail – 1.0%
BTS Group Holdings PCL	73,000	18,234
CJ Korea Express Corp*	46	9,002

Shares		Value
Common Stocks – (continued)
Road & Rail – (continued)
Localiza Rent a Car SA	400	$4,879
Rumo Logistica Operadora Multimodal SA*	1,400	2,721
		34,836
Semiconductor & Semiconductor Equipment – 2.6%
Hanergy Thin Film Power Group Ltd*,ß	52,000	1,403
Inotera Memories Inc*	28,000	24,657
Phison Electronics Corp	2,000	15,187
Powertech Technology Inc	6,000	15,564
Realtek Semiconductor Corp	1,000	3,286
Siliconware Precision Industries Co Ltd	14,000	20,994
Vanguard International Semiconductor Corp	3,000	5,609
		86,700
Specialty Retail – 0.5%
JUMBO SA	1,434	17,879
Technology Hardware, Storage & Peripherals – 1.0%
Acer Inc*	3,000	1,393
Foxconn Technology Co Ltd	3,030	8,875
Lite-On Technology Corp	15,074	21,691
		31,959
Textiles, Apparel & Luxury Goods – 0.5%
Pou Chen Corp	2,000	2,814
Shenzhou International Group Holdings Ltd	2,000	13,924
		16,738
Tobacco – 3.6%
Gudang Garam Tbk PT	7,000	33,264
Hanjaya Mandala Sampoerna Tbk PT	10,200	3,088
KT&G Corp	727	82,524
		118,876
Transportation Infrastructure – 4.3%
Airports of Thailand PCL	4,400	50,696
Bangkok Expressway & Metro PCL	116,900	23,292
Beijing Capital International Airport Co Ltd	16,000	18,133
CCR SA	700	3,647
COSCO SHIPPING Ports Ltd	14,000	14,350
Grupo Aeroportuario del Pacifico SAB de CV	1,700	16,146
Grupo Aeroportuario del Sureste SAB de CV	340	4,986
Jiangsu Expressway Co Ltd	10,000	13,821
		145,071
Water Utilities – 2.6%
Aguas Andinas SA	32,821	21,086
Cia de Saneamento Basico do Estado de Sao Paulo	2,300	21,355
Guangdong Investment Ltd	28,000	44,475
		86,916
Wireless Telecommunication Services – 5.7%
Advanced Info Service PCL	1,500	6,930
China Mobile Ltd	2,500	30,250
Empresa Nacional de Telecomunicaciones SA*	597	5,839
Far EasTone Telecommunications Co Ltd	18,000	42,499
Globe Telecom Inc	300	12,621
Maxis Bhd	10,200	15,206
Mobile TeleSystems PJSC (ADR)	300	2,289
Taiwan Mobile Co Ltd	21,000	75,378
		191,012
Total Common Stocks (cost $2,668,307)		2,784,917
Preferred Stocks – 0.5%
Banks – 0.1%
Grupo Aval Acciones y Valores SA	4,673	2,043
Chemicals – 0.1%
Sociedad Quimica y Minera de Chile SA	157	4,250
Paper & Forest Products – 0.1%
Suzano Papel e Celulose SA	800	2,576
Personal Products – 0.2%
Amorepacific Corp	37	7,123
Total Preferred Stocks (cost $16,827)		15,992
Investment Companies – 15.8%
Exchange-Traded Funds (ETFs) – 13.5%
iShares India 50	15,200	452,960

Shares		Value
Investment Companies – (continued)
Money Markets – 2.3%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	77,141	$77,141
Total Investment Companies (cost $503,566)		530,101
Total Investments (total cost $3,188,700) – 99.5%		3,331,010
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		17,695
Net Assets – 100%		$3,348,705

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Taiwan	$557,360	16.7%
China	490,527	14.7
India	452,960	13.6
Thailand	319,399	9.6
South Korea	313,961	9.4
Philippines	162,775	4.9
Indonesia	160,922	4.8
Brazil	151,462	4.5
Malaysia	142,158	4.3
Chile	102,028	3.1
United Arab Emirates	78,500	2.3
United States	77,141	2.3
Hungary	62,998	1.9
South Africa	48,570	1.5
Qatar	45,323	1.4
Mexico	41,917	1.3
Peru	40,134	1.2
Russia	21,564	0.6
Greece	19,670	0.6
Poland	19,643	0.6
Egypt	10,129	0.3
Taiwan	7,102	0.2
Turkey	2,724	0.1
Colombia	2,043	0.1

Total	$3,331,010	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OJSC	Open Joint Stock Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $21,784, which represents 0.7% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	27,081	705,060	(655,000)	77,141	$—	$66	$77,141

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$ 81,020	$ 21,784	$ -
Semiconductor & Semiconductor Equipment	85,297	-	1,403
All Other	2,595,413	-	-
Preferred Stocks	-	15,992	-
Investment Companies	452,960	77,141	-
Total Assets	$ 3,214,690	$ 114,917	$ 1,403

Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,661,204 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,191,015	$ 234,817	$ (94,822)	$ 139,995

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 97.9%
Aerospace & Defense – 2.7%
Lockheed Martin Corp	26,300	$6,304,636
Singapore Technologies Engineering Ltd	99,200	235,012
		6,539,648
Auto Components – 0%
Cie Generale des Etablissements Michelin	37	4,092
Automobiles – 0%
Nissan Motor Co Ltd	3,400	32,954
Banks – 3.7%
Bank of Montreal	6,000	393,215
BOC Hong Kong Holdings Ltd	254,000	857,997
Canadian Imperial Bank of Commerce/Canada	14,000	1,085,699
DBS Group Holdings Ltd	114,300	1,290,213
Hang Seng Bank Ltd	228,900	4,087,395
Oversea-Chinese Banking Corp Ltd	52,700	334,352
Royal Bank of Canada	3,800	235,393
United Overseas Bank Ltd	53,300	736,130
		9,020,394
Beverages – 0.1%
Coca-Cola Co	2,700	114,264
Biotechnology – 0.3%
AbbVie Inc	9,900	624,393
Capital Markets – 0.3%
CI Financial Corp#	14,700	282,054
Singapore Exchange Ltd	101,300	550,560
		832,614
Chemicals – 0.1%
Agrium Inc	800	72,481
Syngenta AG	506	221,427
		293,908
Commercial Services & Supplies – 0.3%
G4S PLC	111,158	328,147
Waste Management Inc	7,800	497,328
		825,475
Communications Equipment – 0.1%
Telefonaktiebolaget LM Ericsson	22,978	165,987
Construction Materials – 0.2%
Fletcher Building Ltd	58,988	460,716
James Hardie Industries PLC (CDI)	1,240	19,281
		479,997
Containers & Packaging – 1.2%
Amcor Ltd/Australia	231,552	2,684,327
Ball Corp	967	79,246
International Paper Co	100	4,798
Packaging Corp of America	2,000	162,520
		2,930,891
Diversified Consumer Services – 0%
H&R Block Inc	1,100	25,465
Diversified Telecommunication Services – 3.8%
AT&T Inc	35,500	1,441,655
BCE Inc	38,577	1,781,812
Elisa OYJ	27,760	1,023,644
HKT Trust & HKT Ltd	1,313,000	1,848,580
Inmarsat PLC	84,254	769,757
Singapore Telecommunications Ltd	273,900	797,552
Swisscom AG	2,816	1,338,702
Telstra Corp Ltd	87,774	347,912
		9,349,614
Electric Utilities – 23.1%
Alliant Energy Corp	2,200	84,282
American Electric Power Co Inc	2,500	160,525
Cheung Kong Infrastructure Holdings Ltd	558,000	4,798,561
CLP Holdings Ltd	991,500	10,245,832
Contact Energy Ltd	449,123	1,647,654
Duke Energy Corp	17,966	1,437,999
Endesa SA	4,678	100,253
Entergy Corp	12,400	951,452
Eversource Energy	3,562	192,989
Fortum OYJ	8,735	141,085
NextEra Energy Inc	4,900	599,368

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
PG&E Corp	171,000	$10,460,070
Pinnacle West Capital Corp	3,200	243,168
Power Assets Holdings Ltd	1,025,500	9,995,591
PPL Corp	72,400	2,502,868
Red Electrica Corp SA	23,924	516,068
Southern Co	213,100	10,932,030
Terna Rete Elettrica Nazionale SpA	87,013	448,401
Xcel Energy Inc	20,500	843,370
		56,301,566
Energy Equipment & Services – 0.3%
Helmerich & Payne Inc	3,200	215,360
National Oilwell Varco Inc	13,700	503,338
		718,698
Food & Staples Retailing – 2.9%
ICA Gruppen AB	25,481	841,750
Lawson Inc#	72,100	5,667,590
Woolworths Ltd	28,064	499,712
		7,009,052
Food Products – 1.5%
General Mills Inc	55,300	3,532,564
Tate & Lyle PLC	17,485	169,715
		3,702,279
Gas Utilities – 0.4%
Snam SpA	188,169	1,043,235
Health Care Providers & Services – 2.7%
Sonic Healthcare Ltd	385,296	6,489,165
Hotels, Restaurants & Leisure – 4.0%
Darden Restaurants Inc	12,000	735,840
McDonald's Corp	75,800	8,744,288
William Hill PLC	53,070	209,210
		9,689,338
Household Durables – 0.9%
Electrolux AB	10,908	273,594
Garmin Ltd	26,900	1,294,159
Persimmon PLC	7,331	172,430
Sekisui House Ltd	32,700	551,827
		2,292,010
Household Products – 4.6%
Kimberly-Clark Corp	86,900	10,961,566
Procter & Gamble Co	3,200	287,200
		11,248,766
Industrial Conglomerates – 1.0%
NWS Holdings Ltd	1,514,000	2,525,871
Information Technology Services – 0.1%
Paychex Inc	2,100	121,527
Insurance – 2.7%
Admiral Group PLC	47,906	1,272,055
Arthur J Gallagher & Co	9,100	462,917
Cincinnati Financial Corp	3,400	256,428
Direct Line Insurance Group PLC	568,435	2,687,260
Gjensidige Forsikring ASA	7,992	149,217
Great-West Lifeco Inc	22,300	548,915
Sony Financial Holdings Inc	5,400	73,552
Swiss Re AG	4,080	368,217
Tryg A/S	31,483	631,874
Zurich Insurance Group AG*	221	56,888
		6,507,323
Internet Software & Services – 0.5%
Mixi Inc	32,500	1,165,179
Leisure Products – 0.7%
Mattel Inc#	52,300	1,583,644
Machinery – 0.9%
FANUC Corp	7,900	1,325,367
IMI PLC	217	3,020
SKF AB	25,722	444,202
Weir Group PLC	13,294	292,872
		2,065,461
Marine – 0.7%
Kuehne + Nagel International AG	12,414	1,802,280
Media – 6.2%
Axel Springer SE	4,212	215,636
Eutelsat Communications SA	50,160	1,038,345
SES SA#	176,012	4,316,723

Shares		Value
Common Stocks – (continued)
Media – (continued)
Shaw Communications Inc	210,300	$4,304,433
Singapore Press Holdings Ltd	501,900	1,402,552
Sky PLC	335,513	3,887,057
		15,164,746
Multiline Retail – 0.5%
Kohl's Corp	13,800	603,750
Macy's Inc	14,800	548,340
Nordstrom Inc#	900	46,692
		1,198,782
Multi-Utilities – 7.6%
Ameren Corp	3,600	177,048
CMS Energy Corp	9,700	407,497
Consolidated Edison Inc	135,300	10,188,090
DTE Energy Co	9,000	843,030
National Grid PLC	35,411	501,112
Public Service Enterprise Group Inc	28,700	1,201,669
SCANA Corp	8,300	600,671
Sempra Energy	24,100	2,583,279
WEC Energy Group Inc	31,951	1,913,226
		18,415,622
Oil, Gas & Consumable Fuels – 1.7%
Exxon Mobil Corp	21,200	1,850,336
HollyFrontier Corp	1,700	41,650
Peyto Exploration & Development Corp#	47,800	1,341,665
PrairieSky Royalty Ltd	22,400	456,777
Spectra Energy Corp	7,700	329,175
TransCanada Corp#	1,800	85,499
		4,105,102
Pharmaceuticals – 2.7%
Merck & Co Inc	53,700	3,351,417
Novartis AG	11,964	941,155
Orion Oyj	14,336	565,028
Pfizer Inc	24,600	833,202
Roche Holding AG	3,173	787,369
		6,478,171
Professional Services – 0.1%
SGS SA	86	192,597
Real Estate Management & Development – 5.5%
Daito Trust Construction Co Ltd	40,300	6,429,160
Hang Lung Properties Ltd	79,000	177,633
Hysan Development Co Ltd	174,000	815,464
New World Development Co Ltd	60,000	77,976
Sino Land Co Ltd	46,000	81,370
Sun Hung Kai Properties Ltd	74,000	1,117,222
Swire Pacific Ltd	173,000	1,863,561
Swire Properties Ltd	95,400	279,206
Swiss Prime Site AG*	29,780	2,612,496
Wharf Holdings Ltd	5,000	36,390
		13,490,478
Road & Rail – 1.2%
Aurizon Holdings Ltd	121,305	436,265
ComfortDelGro Corp Ltd	1,241,900	2,559,586
		2,995,851
Semiconductor & Semiconductor Equipment – 0.3%
Maxim Integrated Products Inc	21,100	842,523
Specialty Retail – 1.2%
Best Buy Co Inc	12,900	492,522
Gap Inc#	19,000	422,560
Kingfisher PLC	105,717	516,351
L Brands Inc	900	63,693
Staples Inc	176,900	1,512,495
		3,007,621
Technology Hardware, Storage & Peripherals – 0.4%
Canon Inc	31,600	911,161
Textiles, Apparel & Luxury Goods – 1.9%
Coach Inc	44,400	1,623,264
Yue Yuen Industrial Holdings Ltd	752,500	3,104,613
		4,727,877
Tobacco – 4.5%
Altria Group Inc	4,200	265,566
Philip Morris International Inc	1,100	106,942
Reynolds American Inc	226,562	10,682,398

Shares		Value
Common Stocks – (continued)
Tobacco – (continued)
Swedish Match AB	394	$14,463
		11,069,369
Trading Companies & Distributors – 0.7%
ITOCHU Corp	53,200	662,180
Marubeni Corp	50,700	257,775
Mitsui & Co Ltd	53,900	739,205
Rexel SA	6,335	97,091
		1,756,251
Wireless Telecommunication Services – 3.6%
NTT DOCOMO Inc	142,700	3,605,853
Rogers Communications Inc	78,000	3,309,559
StarHub Ltd	701,500	1,764,812
		8,680,224
Total Common Stocks (cost $235,242,534)		238,541,465
Preferred Stocks – 0%
Media – 0%
ProSiebenSat.1 Media SE (cost $102,846)	2,275	97,408
Investment Companies – 4.2%
Investments Purchased with Cash Collateral from Securities Lending – 2.1%
Janus Cash Collateral Fund LLC, 0.3951%ºº,£	5,172,081	5,172,081
Money Markets – 2.1%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	4,946,917	4,946,917
Total Investment Companies (cost $10,118,998)		10,118,998
Total Investments (total cost $245,464,378) – 102.1%		248,757,871
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(5,070,665)
Net Assets – 100%		$243,687,206

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$118,011,290	47.4%
Hong Kong	41,913,262	16.9
Japan	21,421,803	8.6
Canada	13,897,502	5.6
United Kingdom	10,808,986	4.3
Australia	10,476,662	4.2
Singapore	9,670,769	3.9
Switzerland	8,321,131	3.3
France	5,456,251	2.2
New Zealand	2,108,370	0.8
Sweden	1,739,996	0.7
Finland	1,729,757	0.7
Italy	1,491,636	0.6
Denmark	631,874	0.3
Spain	616,321	0.3
Germany	313,044	0.1
Norway	149,217	0.1

Total	$248,757,871	100.0%

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	865,710	18,682,750	(14,376,379)	5,172,081	$—	$21,638(1)	$5,172,081
Janus Cash Liquidity Fund LLC	4,326,909	44,068,008	(43,448,000)	4,946,917	—	7,704	4,946,917

Total					$—	$29,342	$10,118,998
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 238,541,465	$ -	$ -
Preferred Stocks	-	97,408	-
Investment Companies	-	10,118,998	-
Total Assets	$ 238,541,465	$10,216,406	$ -

Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $78,323,743 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 245,759,914	$ 6,794,401	$ (3,796,444)	$ 2,997,957

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 1.2%
Singapore Technologies Engineering Ltd	28,100	$66,571
Thales SA	14,068	1,295,543
		1,362,114
Airlines – 1.1%
Japan Airlines Co Ltd	20,200	589,524
Singapore Airlines Ltd	85,700	660,633
		1,250,157
Automobiles – 0.1%
Toyota Motor Corp	1,200	68,397
Banks – 2.6%
Bank Hapoalim BM	157,423	890,164
Bank Leumi Le-Israel BM*	152,575	578,159
Bank of East Asia Ltd	10,400	42,170
BOC Hong Kong Holdings Ltd	22,500	76,004
DBS Group Holdings Ltd	4,800	54,182
Hang Seng Bank Ltd	62,700	1,119,614
Oversea-Chinese Banking Corp Ltd	4,300	27,281
Resona Holdings Inc	6,800	28,323
Suruga Bank Ltd	3,200	76,031
		2,891,928
Beverages – 1.5%
Coca-Cola European Partners PLC	2,707	107,786
Kirin Holdings Co Ltd	56,500	931,450
SABMiller PLC	3,405	198,345
Suntory Beverage & Food Ltd	10,300	441,907
		1,679,488
Biotechnology – 1.9%
Actelion Ltd*	4,139	716,824
CSL Ltd	16,710	1,368,152
Genmab A/S*	475	80,998
		2,165,974
Building Products – 0.4%
Daikin Industries Ltd	500	46,114
Geberit AG	686	300,478
TOTO Ltd	3,800	142,233
		488,825
Capital Markets – 1.2%
ASX Ltd	1,986	73,188
Partners Group Holding AG	2,541	1,282,012
Singapore Exchange Ltd	8,000	43,480
		1,398,680
Chemicals – 5.7%
Asahi Kasei Corp	28,000	221,150
BASF SE	504	43,085
Chr Hansen Holding A/S	9,704	576,965
Covestro AG	5,867	346,823
EMS-Chemie Holding AG	1,270	681,945
Givaudan SA	299	608,652
Kansai Paint Co Ltd	19,200	417,177
Koninklijke DSM NV	2,088	141,090
Kuraray Co Ltd	3,800	55,881
Mitsui Chemicals Inc	16,000	75,274
Shin-Etsu Chemical Co Ltd	1,400	96,684
Sika AG	298	1,449,498
Symrise AG	4,520	331,165
Syngenta AG	872	381,590
Toray Industries Inc	72,000	695,216
Umicore SA	4,773	299,308
		6,421,503
Commercial Services & Supplies – 1.4%
Dai Nippon Printing Co Ltd	8,000	77,799
ISS A/S	17,496	726,327
Park24 Co Ltd	18,800	608,186
Secom Co Ltd	1,400	103,671
Societe BIC SA	481	71,125
		1,587,108
Construction & Engineering – 3.2%
CIMIC Group Ltd	10,521	231,376
Eiffage SA	2,189	170,043

Shares		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
HOCHTIEF AG	637	$89,829
Kajima Corp	36,000	249,965
Obayashi Corp	119,700	1,177,048
Shimizu Corp	55,000	488,214
Taisei Corp	103,000	766,989
Vinci SA	5,363	410,337
		3,583,801
Construction Materials – 0.4%
Fletcher Building Ltd	50,333	393,118
James Hardie Industries PLC (CDI)	5,107	79,408
		472,526
Diversified Consumer Services – 0%
Benesse Holdings Inc	1,600	40,619
Diversified Telecommunication Services – 4.1%
Bezeq The Israeli Telecommunication Corp Ltd	339,720	640,353
Elisa OYJ	4,525	166,858
HKT Trust & HKT Ltd	498,000	701,137
Iliad SA	282	59,168
Koninklijke KPN NV	111,625	370,491
Nippon Telegraph & Telephone Corp	16,400	746,322
Singapore Telecommunications Ltd	214,900	625,754
Spark New Zealand Ltd	300,831	790,497
TDC A/S*	55,182	324,595
TPG Telecom Ltd	22,551	148,747
		4,573,922
Electric Utilities – 5.8%
Cheung Kong Infrastructure Holdings Ltd	119,000	1,023,349
CLP Holdings Ltd	291,500	3,012,264
Endesa SA	1,420	30,432
Fortum OYJ	6,511	105,164
HK Electric Investments & HK Electric Investments Ltd	316,500	310,126
Power Assets Holdings Ltd	153,500	1,496,171
Red Electrica Corp SA	7,568	163,250
Terna Rete Elettrica Nazionale SpA	78,466	404,356
		6,545,112
Electrical Equipment – 0.3%
Nidec Corp	4,200	383,671
Electronic Equipment, Instruments & Components – 1.1%
Hirose Electric Co Ltd	700	91,133
Keyence Corp	300	217,359
Kyocera Corp	5,800	275,899
Omron Corp	9,200	327,113
Yaskawa Electric Corp	8,600	127,062
Yokogawa Electric Corp	12,200	160,637
		1,199,203
Energy Equipment & Services – 0%
Tenaris SA	2,193	31,233
Equity Real Estate Investment Trusts (REITs) – 10.4%
CapitaLand Commercial Trust	262,800	306,478
Daiwa House REIT Investment Corp	113	331,789
Dexus Property Group	51,751	362,338
Gecina SA	1,494	235,181
Goodman Group	31,770	176,979
Japan Prime Realty Investment Corp	132	594,970
Japan Real Estate Investment Corp	215	1,282,917
Japan Retail Fund Investment Corp	460	1,134,688
Link REIT	272,500	2,002,591
Nippon Building Fund Inc	218	1,378,223
Nippon Prologis REIT Inc	244	616,077
Nomura Real Estate Master Fund Inc	580	966,762
Scentre Group	108,016	388,472
Stockland	13,903	50,640
Suntec Real Estate Investment Trust	237,700	298,999
United Urban Investment Corp	453	824,327
Vicinity Centres	242,269	587,667
Westfield Corp	14,492	107,899
		11,646,997
Food & Staples Retailing – 2.2%
Colruyt SA	10,635	589,619
FamilyMart UNY Holdings Co Ltd	8,600	571,693
ICA Gruppen AB	4,893	161,637
Lawson Inc	9,600	754,631
Sundrug Co Ltd	1,000	83,342
Tsuruha Holdings Inc	1,500	172,206

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Wesfarmers Ltd	2,361	$79,673
		2,412,801
Food Products – 6.4%
Ajinomoto Co Inc	1,500	33,176
Barry Callebaut AG*	198	263,198
Chocoladefabriken Lindt & Spruengli AG (PC)	153	884,571
Chocoladefabriken Lindt & Spruengli AG (REG)	17	1,160,611
Danone SA	680	50,448
Kerry Group PLC	1,036	86,296
Marine Harvest ASA*	7,220	129,292
MEIJI Holdings Co Ltd	12,800	1,261,189
Nestle SA	22,161	1,746,730
NH Foods Ltd	14,000	336,365
Nisshin Seifun Group Inc	23,600	357,061
Nissin Foods Holdings Co Ltd	500	30,230
Tate & Lyle PLC	17,842	173,181
Toyo Suisan Kaisha Ltd	9,400	395,877
Yamazaki Baking Co Ltd	9,000	219,696
		7,127,921
Gas Utilities – 2.3%
Hong Kong & China Gas Co Ltd	844,020	1,593,107
Snam SpA	96,985	537,698
Toho Gas Co Ltd	46,000	427,833
		2,558,638
Health Care Equipment & Supplies – 4.0%
Cochlear Ltd	9,216	994,272
Coloplast A/S	1,606	124,569
CYBERDYNE Inc*,#	6,900	107,185
Essilor International SA	893	115,147
Sonova Holding AG	7,900	1,118,462
Terumo Corp	41,300	1,574,361
William Demant Holding A/S*	21,250	433,870
		4,467,866
Health Care Providers & Services – 1.8%
Alfresa Holdings Corp	6,100	127,968
Fresenius Medical Care AG & Co KGaA	226	19,739
Fresenius SE & Co KGaA	3,997	318,796
Mediclinic International PLC	10,833	130,067
Ramsay Health Care Ltd	2,516	152,325
Ryman Healthcare Ltd	64,337	450,980
Sonic Healthcare Ltd	51,530	867,870
		2,067,745
Health Care Technology – 0.3%
M3 Inc	9,200	312,141
Hotels, Restaurants & Leisure – 2.1%
Aristocrat Leisure Ltd	59,074	714,665
Compass Group PLC	3,593	69,610
Domino's Pizza Enterprises Ltd	7,042	378,921
McDonald's Holdings Co Japan Ltd	10,900	320,367
Oriental Land Co Ltd/Japan	10,100	611,041
Sodexo SA	1,009	120,131
Tabcorp Holdings Ltd	44,688	170,292
		2,385,027
Household Durables – 1.4%
Husqvarna AB	22,029	192,268
Nikon Corp	7,200	106,803
Sony Corp	5,900	191,623
Techtronic Industries Co Ltd	285,000	1,113,367
		1,604,061
Household Products – 0.3%
Svenska Cellulosa AB SCA	10,478	311,314
Independent Power and Renewable Electricity Producers – 0.3%
Meridian Energy Ltd	151,802	287,290
Industrial Conglomerates – 0.4%
Keihan Holdings Co Ltd	5,000	34,767
Toshiba Corp*	140,000	462,570
		497,337
Information Technology Services – 0.3%
Amadeus IT Group SA	617	30,818
Atos SE	1,947	209,765
NTT Data Corp	3,000	148,831
		389,414

Shares		Value
Common Stocks – (continued)
Insurance – 1.9%
Admiral Group PLC	18,325	$486,586
AIA Group Ltd	11,400	75,768
Baloise Holding AG	1,255	151,835
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	981	182,909
NN Group NV	9,460	290,608
Swiss Life Holding AG*	542	140,355
Swiss Re AG	8,737	788,507
		2,116,568
Internet & Direct Marketing Retail – 0.2%
Start Today Co Ltd	9,900	168,922
Leisure Products – 0.1%
Sankyo Co Ltd	2,400	81,428
Life Sciences Tools & Services – 0.8%
Lonza Group AG*	4,693	896,850
Machinery – 3.6%
FANUC Corp	1,400	234,875
Hoshizaki Corp	10,900	986,902
IHI Corp	105,000	300,325
Komatsu Ltd	4,100	92,805
Makita Corp	5,800	409,587
MAN SE	5,860	617,653
Nabtesco Corp	15,000	420,899
Schindler Holding AG (PC)	2,678	502,401
Schindler Holding AG (REG)	2,651	501,157
THK Co Ltd	1,400	27,230
		4,093,834
Marine – 0.6%
Kuehne + Nagel International AG	4,252	617,311
Media – 0.9%
Axel Springer SE	1,921	98,347
Publicis Groupe SA	336	25,406
REA Group Ltd	2,839	122,632
RTL Group SA	1,260	104,629
Singapore Press Holdings Ltd	237,800	664,528
		1,015,542
Metals & Mining – 1.8%
Boliden AB	7,637	179,529
Fortescue Metals Group Ltd	24,718	93,625
Fresnillo PLC	16,173	380,191
Maruichi Steel Tube Ltd	2,300	78,943
Newcrest Mining Ltd	66,197	1,124,009
Randgold Resources Ltd	1,368	138,013
		1,994,310
Multiline Retail – 0.3%
Next PLC	5,841	361,514
Ryohin Keikaku Co Ltd	100	20,051
		381,565
Multi-Utilities – 1.6%
AGL Energy Ltd	34,504	502,966
DUET Group	329,755	633,344
National Grid PLC	45,818	648,385
		1,784,695
Oil, Gas & Consumable Fuels – 0.7%
Idemitsu Kosan Co Ltd	5,200	106,677
Neste Oyj	2,772	118,127
Showa Shell Sekiyu KK	6,100	56,253
TonenGeneral Sekiyu KK	47,000	472,828
		753,885
Personal Products – 0.4%
Kao Corp	4,100	230,132
L'Oreal SA	647	122,160
Pola Orbis Holdings Inc	600	53,319
		405,611
Pharmaceuticals – 6.1%
Astellas Pharma Inc	13,400	207,958
AstraZeneca PLC	953	61,799
Chugai Pharmaceutical Co Ltd	2,900	103,970
Hisamitsu Pharmaceutical Co Inc	6,100	326,689
Merck KGaA	4,421	476,259
Mitsubishi Tanabe Pharma Corp	32,300	686,522
Novartis AG	4,727	371,852
Novo Nordisk A/S	16,192	672,926
Ono Pharmaceutical Co Ltd	8,500	235,282

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Orion Oyj	6,573	$259,063
Otsuka Holdings Co Ltd	3,100	140,309
Roche Holding AG	1,579	391,824
Shionogi & Co Ltd	9,500	482,730
Sumitomo Dainippon Pharma Co Ltd	16,500	316,851
Taisho Pharmaceutical Holdings Co Ltd	3,100	315,534
Taro Pharmaceutical Industries Ltd*	700	77,357
Teva Pharmaceutical Industries Ltd	26,452	1,237,285
UCB SA	5,979	462,237
		6,826,447
Professional Services – 0.6%
Bureau Veritas SA	3,998	85,747
Recruit Holdings Co Ltd	6,600	267,541
SGS SA	121	270,979
		624,267
Real Estate Management & Development – 3.5%
Azrieli Group Ltd	6,959	304,911
Cheung Kong Property Holdings Ltd	11,000	80,271
City Developments Ltd	22,200	147,685
Daito Trust Construction Co Ltd	1,900	303,112
Deutsche Wohnen AG	9,233	335,539
Hang Lung Properties Ltd	20,000	44,970
Hysan Development Co Ltd	76,000	356,180
New World Development Co Ltd	239,000	310,606
Swire Properties Ltd	102,200	299,108
Swiss Prime Site AG*	11,951	1,048,420
Vonovia SE	1,731	65,532
Wharf Holdings Ltd	47,000	342,068
Wheelock & Co Ltd	53,000	312,621
		3,951,023
Road & Rail – 3.4%
ComfortDelGro Corp Ltd	308,800	636,444
DSV A/S	6,445	320,952
Hankyu Hanshin Holdings Inc	1,600	54,759
Keikyu Corp	53,000	549,916
Kintetsu Group Holdings Co Ltd	49,000	204,428
MTR Corp Ltd	231,000	1,271,718
Nagoya Railroad Co Ltd	151,000	817,625
		3,855,842
Semiconductor & Semiconductor Equipment – 0.5%
ASML Holding NV	898	98,534
Infineon Technologies AG	5,334	95,140
Tokyo Electron Ltd	4,700	411,499
		605,173
Software – 1.2%
Check Point Software Technologies Ltd*	7,300	566,553
Dassault Systemes	649	56,298
Konami Holdings Corp	14,900	572,399
Mobileye NV*	800	34,056
Oracle Corp Japan	2,200	123,464
SAP SE	347	31,539
		1,384,309
Specialty Retail – 1.3%
ABC-Mart Inc	4,300	290,936
Fast Retailing Co Ltd	200	63,695
Nitori Holdings Co Ltd	4,700	558,586
Shimamura Co Ltd	600	72,552
Yamada Denki Co Ltd	84,600	417,201
		1,402,970
Technology Hardware, Storage & Peripherals – 0.1%
Ricoh Co Ltd	6,700	60,134
Textiles, Apparel & Luxury Goods – 1.9%
adidas AG	8,909	1,546,024
Hermes International	278	113,113
Pandora A/S	1,207	145,896
Yue Yuen Industrial Holdings Ltd	87,000	358,939
		2,163,972
Tobacco – 0.4%
British American Tobacco PLC	778	49,705
Swedish Match AB	10,720	393,505
		443,210
Trading Companies & Distributors – 0.1%
Ashtead Group PLC	4,565	75,190

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – 1.6%
Aena SA	2,945	$434,319
Transurban Group	155,501	1,352,907
		1,787,226
Wireless Telecommunication Services – 0.5%
KDDI Corp	2,600	79,880
NTT DOCOMO Inc	17,100	432,096
Tele2 AB	6,436	55,573
		567,549
Total Common Stocks (cost $101,990,017)		110,270,646
Investment Companies – 2.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 0.3951%ºº,£	82,000	82,000
Money Markets – 2.6%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	2,950,192	2,950,192
Total Investment Companies (cost $3,032,192)		3,032,192
Total Investments (total cost $105,022,209) – 101.0%		113,302,838
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(1,112,434)
Net Assets – 100%		$112,190,404

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$37,334,601	32.9%
Switzerland	16,276,062	14.4
Hong Kong	15,942,149	14.1
Australia	10,762,367	9.5
Germany	4,703,008	4.1
Israel	4,328,838	3.8
Singapore	3,532,035	3.1
Denmark	3,407,098	3.0
France	3,139,612	2.8
United States	3,032,192	2.7
United Kingdom	2,772,586	2.4
New Zealand	1,921,885	1.7
Belgium	1,351,164	1.2
Sweden	1,293,826	1.1
Netherlands	1,008,509	0.9
Italy	973,287	0.9
Spain	658,819	0.6
Finland	649,212	0.6
Norway	129,292	0.1
Ireland	86,296	0.1

Total	$113,302,838	100.0%

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	427,250	1,450,388	(1,795,638)	82,000	$—	$3,763(1)	$82,000
Janus Cash Liquidity Fund LLC	1,396,712	13,576,480	(12,023,000)	2,950,192	—	2,772	2,950,192

Total					$—	$6,535	$3,032,192
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 110,270,646	$ -	$ -
Investment Companies	-	3,032,192	-
Total Assets	$ 110,270,646	$ 3,032,192	$ -

Significant Accounting Policies

INTECH International Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $79,951,081 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 105,655,959	$ 9,044,866	$ (1,397,987)	$ 7,646,879

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 4.5%
L-3 Communications Holdings Inc	9,500	$1,431,935
Lockheed Martin Corp	50,300	12,057,916
Northrop Grumman Corp	19,800	4,236,210
Raytheon Co	49,100	6,683,983
Rockwell Collins Inc	24,600	2,074,764
TransDigm Group Inc*	1,500	433,680
		26,918,488
Air Freight & Logistics – 0.3%
CH Robinson Worldwide Inc	17,600	1,240,096
Expeditors International of Washington Inc	10,300	530,656
		1,770,752
Airlines – 1.2%
Southwest Airlines Co	184,200	7,163,538
Banks – 0.1%
Comerica Inc	6,200	293,384
People's United Financial Inc	36,800	582,176
		875,560
Beverages – 3.2%
Constellation Brands Inc	81,000	13,485,690
Dr Pepper Snapple Group Inc	64,400	5,880,364
		19,366,054
Building Products – 0.3%
Allegion PLC	2,700	186,057
Fortune Brands Home & Security Inc	7,700	447,370
Masco Corp	42,000	1,441,020
		2,074,447
Capital Markets – 0.6%
CME Group Inc	30,800	3,219,216
Nasdaq Inc	8,300	560,582
		3,779,798
Chemicals – 2.7%
Albemarle Corp	38,200	3,265,718
Eastman Chemical Co	16,400	1,109,952
FMC Corp	44,200	2,136,628
International Flavors & Fragrances Inc	1,600	228,752
LyondellBasell Industries NV	86,600	6,985,156
PPG Industries Inc	18,400	1,901,824
Sherwin-Williams Co	3,200	885,312
		16,513,342
Commercial Services & Supplies – 1.7%
Cintas Corp	24,600	2,769,960
Johnson Controls International plc	37,699	1,754,134
Republic Services Inc	83,300	4,202,485
Waste Management Inc	25,300	1,613,128
		10,339,707
Communications Equipment – 0.3%
Harris Corp	21,000	1,923,810
Construction & Engineering – 1.1%
Fluor Corp	54,100	2,776,412
Jacobs Engineering Group Inc*	45,000	2,327,400
Quanta Services Inc*	45,700	1,279,143
		6,382,955
Construction Materials – 1.5%
Martin Marietta Materials Inc	21,200	3,797,132
Vulcan Materials Co	45,500	5,174,715
		8,971,847
Consumer Finance – 0.1%
Navient Corp	23,600	341,492
Containers & Packaging – 1.5%
Avery Dennison Corp	38,600	3,002,694
Ball Corp#	17,400	1,425,930
International Paper Co	76,100	3,651,278
WestRock Co	22,700	1,100,496
		9,180,398
Distributors – 0.3%
Genuine Parts Co	19,200	1,928,640
LKQ Corp*	5,500	195,030
		2,123,670

Shares		Value
Common Stocks – (continued)
Electric Utilities – 4.1%
Alliant Energy Corp	19,900	$762,369
American Electric Power Co Inc	26,000	1,669,460
Edison International	19,300	1,394,425
Entergy Corp	27,500	2,110,075
Eversource Energy	23,000	1,246,140
Exelon Corp	62,500	2,080,625
NextEra Energy Inc	11,900	1,455,608
PG&E Corp	17,000	1,039,890
Pinnacle West Capital Corp	47,300	3,594,327
PPL Corp	131,500	4,545,955
Southern Co	55,900	2,867,670
Xcel Energy Inc	43,700	1,797,818
		24,564,362
Electrical Equipment – 1.5%
Eaton Corp PLC	36,000	2,365,560
Emerson Electric Co	41,400	2,256,714
Rockwell Automation Inc	35,500	4,343,070
		8,965,344
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp	22,400	1,454,208
Corning Inc	38,600	912,890
		2,367,098
Energy Equipment & Services – 1.2%
Halliburton Co	100,500	4,510,440
Helmerich & Payne Inc#	39,800	2,678,540
		7,188,980
Equity Real Estate Investment Trusts (REITs) – 7.9%
American Tower Corp	4,000	453,320
Boston Properties Inc	900	122,661
Crown Castle International Corp	1,400	131,894
Digital Realty Trust Inc#	31,600	3,068,992
Equinix Inc	22,403	8,070,681
Essex Property Trust Inc	4,200	935,340
Extra Space Storage Inc	20,000	1,588,200
Federal Realty Investment Trust	14,800	2,278,164
Iron Mountain Inc	106,400	3,993,192
Kimco Realty Corp	129,300	3,743,235
Prologis Inc	75,600	4,047,624
Public Storage	44,100	9,840,474
Realty Income Corp#	64,400	4,310,292
Simon Property Group Inc	6,700	1,386,967
SL Green Realty Corp	1,600	172,960
Ventas Inc	52,500	3,708,075
		47,852,071
Food & Staples Retailing – 0.4%
Sysco Corp	44,500	2,180,945
Food Products – 3.6%
Archer-Daniels-Midland Co	36,000	1,518,120
Campbell Soup Co	64,000	3,500,800
ConAgra Foods Inc	142,700	6,722,597
General Mills Inc	4,700	300,236
Kellogg Co	24,800	1,921,256
McCormick & Co Inc/MD	6,200	619,504
Tyson Foods Inc	99,400	7,422,198
		22,004,711
Health Care Equipment & Supplies – 3.1%
Baxter International Inc	41,900	1,994,440
Becton Dickinson and Co	5,600	1,006,488
Boston Scientific Corp*	71,900	1,711,220
CR Bard Inc	8,000	1,794,240
DENTSPLY SIRONA Inc	25,600	1,521,408
Edwards Lifesciences Corp*	30,200	3,640,912
Intuitive Surgical Inc*	2,300	1,667,109
Stryker Corp	18,800	2,188,508
Varian Medical Systems Inc*	5,300	527,509
Zimmer Biomet Holdings Inc	18,800	2,444,376
		18,496,210
Health Care Providers & Services – 5.7%
Aetna Inc	21,100	2,435,995
Anthem Inc	74,700	9,360,657
Cardinal Health Inc	80,900	6,285,930
Centene Corp*	19,500	1,305,720
DaVita Inc*	9,400	621,058

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
HCA Holdings Inc*	22,800	$1,724,364
Henry Schein Inc*	20,300	3,308,494
Quest Diagnostics Inc	13,800	1,167,894
UnitedHealth Group Inc	46,300	6,482,000
Universal Health Services Inc	15,900	1,959,198
		34,651,310
Hotels, Restaurants & Leisure – 2.4%
McDonald's Corp	56,900	6,563,984
Starbucks Corp	46,000	2,490,440
Wynn Resorts Ltd	28,600	2,786,212
Yum! Brands Inc	26,300	2,388,303
		14,228,939
Household Durables – 1.6%
DR Horton Inc	78,500	2,370,700
Garmin Ltd	13,900	668,729
Leggett & Platt Inc	29,100	1,326,378
Newell Brands Inc	41,800	2,201,188
PulteGroup Inc	17,900	358,716
Whirlpool Corp	18,000	2,918,880
		9,844,591
Household Products – 0.9%
Church & Dwight Co Inc	15,200	728,384
Clorox Co	10,300	1,289,354
Kimberly-Clark Corp	26,200	3,304,868
		5,322,606
Independent Power and Renewable Electricity Producers – 0.6%
AES Corp/VA	204,900	2,632,965
NRG Energy Inc	77,400	867,654
		3,500,619
Industrial Conglomerates – 0.3%
Honeywell International Inc	5,200	606,268
Roper Technologies Inc	6,400	1,167,808
		1,774,076
Information Technology Services – 2.6%
Accenture PLC	8,700	1,062,879
Automatic Data Processing Inc	25,800	2,275,560
Fiserv Inc*	47,300	4,704,931
Paychex Inc	77,200	4,467,564
Total System Services Inc	62,000	2,923,300
		15,434,234
Insurance – 4.0%
Aflac Inc	52,600	3,780,362
Allstate Corp	4,000	276,720
Aon PLC	7,900	888,671
Arthur J Gallagher & Co	16,000	813,920
Assurant Inc	14,200	1,309,950
Chubb Ltd	11,500	1,444,975
Cincinnati Financial Corp	72,400	5,460,408
Hartford Financial Services Group Inc	37,900	1,622,878
Loews Corp	10,100	415,615
Marsh & McLennan Cos Inc	25,200	1,694,700
Progressive Corp	99,800	3,143,700
Torchmark Corp	8,900	568,621
Travelers Cos Inc	14,600	1,672,430
Unum Group	25,000	882,750
		23,975,700
Internet Software & Services – 1.4%
Facebook Inc*	42,100	5,400,167
VeriSign Inc*,#	29,900	2,339,376
Yahoo! Inc*	18,800	810,280
		8,549,823
Leisure Products – 0.9%
Hasbro Inc	34,100	2,705,153
Mattel Inc	88,900	2,691,892
		5,397,045
Life Sciences Tools & Services – 1.1%
Agilent Technologies Inc	29,600	1,393,864
Thermo Fisher Scientific Inc	20,400	3,244,824
Waters Corp*	13,400	2,123,766
		6,762,454
Machinery – 2.9%
Caterpillar Inc	6,400	568,128
Cummins Inc	8,300	1,063,645

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
Dover Corp	9,800	$721,672
Flowserve Corp	57,600	2,778,624
Fortive Corp	16,700	850,030
Illinois Tool Works Inc	12,000	1,438,080
Ingersoll-Rand PLC	35,700	2,425,458
Parker-Hannifin Corp	12,600	1,581,678
Pentair PLC	21,700	1,394,008
Stanley Black & Decker Inc	22,300	2,742,454
Xylem Inc/NY	41,100	2,155,695
		17,719,472
Media – 1.2%
CBS Corp	50,400	2,758,896
Interpublic Group of Cos Inc	168,900	3,774,915
Omnicom Group Inc	11,200	952,000
Scripps Networks Interactive Inc	700	44,443
		7,530,254
Metals & Mining – 1.7%
Freeport-McMoRan Inc	108,700	1,180,482
Newmont Mining Corp	135,800	5,335,582
Nucor Corp	73,000	3,609,850
		10,125,914
Multiline Retail – 0.1%
Dollar General Corp	7,100	496,929
Dollar Tree Inc*	1,400	110,502
Target Corp	800	54,944
		662,375
Multi-Utilities – 3.5%
Ameren Corp	35,400	1,740,972
CenterPoint Energy Inc	143,900	3,342,797
CMS Energy Corp	31,700	1,331,717
Consolidated Edison Inc	43,600	3,283,080
DTE Energy Co	10,900	1,021,003
NiSource Inc	104,700	2,524,317
Public Service Enterprise Group Inc	12,400	519,188
SCANA Corp	63,800	4,617,206
Sempra Energy	7,100	761,049
WEC Energy Group Inc	37,700	2,257,476
		21,398,805
Oil, Gas & Consumable Fuels – 8.6%
Apache Corp	118,700	7,581,369
Cabot Oil & Gas Corp	116,200	2,997,960
Cimarex Energy Co	20,800	2,794,896
Concho Resources Inc*	21,400	2,939,290
Devon Energy Corp	42,700	1,883,497
EQT Corp	46,900	3,405,878
Hess Corp	42,800	2,294,936
Marathon Oil Corp	19,000	300,390
Murphy Oil Corp#	52,500	1,596,000
Newfield Exploration Co*	62,600	2,720,596
Occidental Petroleum Corp	18,200	1,327,144
ONEOK Inc	71,200	3,658,968
Phillips 66	80,800	6,508,440
Pioneer Natural Resources Co	3,100	575,515
Range Resources Corp	65,500	2,538,125
Southwestern Energy Co*	158,700	2,196,408
Spectra Energy Corp	103,700	4,433,175
Williams Cos Inc	65,800	2,022,034
		51,774,621
Pharmaceuticals – 0.2%
Bristol-Myers Squibb Co	3,800	204,896
Zoetis Inc	22,700	1,180,627
		1,385,523
Professional Services – 1.0%
Dun & Bradstreet Corp	12,000	1,639,440
Equifax Inc	31,700	4,266,186
Nielsen Holdings PLC	8,100	433,917
		6,339,543
Road & Rail – 0.7%
JB Hunt Transport Services Inc	29,100	2,361,174
Kansas City Southern	17,900	1,670,428
		4,031,602
Semiconductor & Semiconductor Equipment – 6.6%
Applied Materials Inc	293,000	8,833,950

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Broadcom Ltd	56,349	$9,721,330
KLA-Tencor Corp	34,200	2,384,082
Lam Research Corp	28,800	2,727,648
Linear Technology Corp	2,700	160,083
Microchip Technology Inc	30,400	1,889,056
NVIDIA Corp	186,200	12,758,424
Qorvo Inc*	7,800	434,772
QUALCOMM Inc	400	27,400
Texas Instruments Inc	10,900	764,962
		39,701,707
Software – 2.2%
Adobe Systems Inc*	82,200	8,921,988
Electronic Arts Inc*	10,700	913,780
Intuit Inc	10,400	1,144,104
Symantec Corp	81,000	2,033,100
		13,012,972
Specialty Retail – 3.4%
Best Buy Co Inc	8,600	328,348
Home Depot Inc	80,500	10,358,740
Lowe's Cos Inc	108,900	7,863,669
O'Reilly Automotive Inc*	700	196,077
Ross Stores Inc	2,000	128,600
Tractor Supply Co	12,000	808,200
Ulta Salon Cosmetics & Fragrance Inc*	2,800	666,344
		20,349,978
Textiles, Apparel & Luxury Goods – 0.9%
Coach Inc	78,700	2,877,272
PVH Corp	23,900	2,640,950
		5,518,222
Tobacco – 2.1%
Altria Group Inc	85,600	5,412,488
Reynolds American Inc	157,756	7,438,195
		12,850,683
Trading Companies & Distributors – 0.4%
Fastenal Co	12,000	501,360
United Rentals Inc*	20,700	1,624,743
		2,126,103
Water Utilities – 0.9%
American Water Works Co Inc	68,700	5,141,508
Total Common Stocks (cost $530,956,637)		600,456,258
Investment Companies – 1.6%
Investments Purchased with Cash Collateral from Securities Lending – 1.2%
Janus Cash Collateral Fund LLC, 0.3951%ºº,£	7,328,785	7,328,785
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	2,590,301	2,590,301
Total Investment Companies (cost $9,919,086)		9,919,086
Total Investments (total cost $540,875,723) – 101.1%		610,375,344
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(6,867,687)
Net Assets – 100%		$603,507,657

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	13,993,920	54,099,516	(60,764,651)	7,328,785	$—	$53,205(1)	$7,328,785
Janus Cash Liquidity Fund LLC	1,493,883	14,507,418	(13,411,000)	2,590,301	—	2,004	2,590,301

Total					$—	$55,209	$9,919,086
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 600,456,258	$ -	$ -
Investment Companies	-	9,919,086	-
Total Assets	$ 600,456,258	$ 9,919,086	$ -

Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 540,829,180	$77,244,155	$ (7,697,991)	$ 69,546,164

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 98.7%
Aerospace & Defense – 2.9%
BWX Technologies Inc	72,200	$2,770,314
HEICO Corp	13,500	816,885
Huntington Ingalls Industries Inc	12,900	1,979,118
L-3 Communications Holdings Inc	3,100	467,263
Lockheed Martin Corp	21,100	5,058,092
Northrop Grumman Corp	1,600	342,320
Orbital ATK Inc	19,300	1,471,239
Raytheon Co	17,800	2,423,114
TransDigm Group Inc*	1,100	318,032
		15,646,377
Air Freight & Logistics – 0.5%
CH Robinson Worldwide Inc	26,400	1,860,144
Expeditors International of Washington Inc	19,100	984,032
		2,844,176
Airlines – 1.3%
Copa Holdings SA	1,400	123,102
Southwest Airlines Co	170,700	6,638,523
		6,761,625
Banks – 0.6%
Bank of Hawaii Corp#	3,800	275,956
Commerce Bancshares Inc/MO#	22,920	1,129,039
First Republic Bank/CA	7,200	555,192
KeyCorp	12,328	150,032
People's United Financial Inc	19,800	313,236
Popular Inc	18,200	695,604
		3,119,059
Beverages – 1.8%
Coca-Cola Co	28,500	1,206,120
Constellation Brands Inc	28,000	4,661,720
Dr Pepper Snapple Group Inc	39,400	3,597,614
PepsiCo Inc	3,100	337,187
		9,802,641
Building Products – 0.5%
AO Smith Corp	2,600	256,854
Fortune Brands Home & Security Inc	2,600	151,060
Lennox International Inc#	10,400	1,633,112
Owens Corning	8,000	427,120
		2,468,146
Capital Markets – 1.7%
CBOE Holdings Inc	52,300	3,391,655
CME Group Inc	16,800	1,755,936
Eaton Vance Corp	6,500	253,825
FactSet Research Systems Inc	2,600	421,460
Intercontinental Exchange Inc	300	80,808
MarketAxess Holdings Inc	9,200	1,523,428
MSCI Inc	3,500	293,790
Nasdaq Inc	22,700	1,533,158
		9,254,060
Chemicals – 0.7%
Albemarle Corp	2,000	170,980
Ashland Global Holdings Inc	5,400	626,130
Cabot Corp	22,800	1,194,948
Huntsman Corp	42,200	686,594
International Flavors & Fragrances Inc	1,300	185,861
RPM International Inc	9,400	504,968
Scotts Miracle-Gro Co	800	66,616
Valspar Corp	1,800	190,926
		3,627,023
Commercial Services & Supplies – 1.4%
Cintas Corp	1,200	135,120
Copart Inc*	13,700	733,772
Johnson Controls International plc	2,769	128,842
Republic Services Inc	96,200	4,853,290
Waste Management Inc	28,900	1,842,664
		7,693,688
Communications Equipment – 0.1%
Motorola Solutions Inc	6,300	480,564
Construction & Engineering – 0.1%
Jacobs Engineering Group Inc*	6,300	325,836

Shares		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
Valmont Industries Inc	1,000	$134,570
		460,406
Construction Materials – 0.2%
Martin Marietta Materials Inc	7,200	1,289,592
Containers & Packaging – 0.5%
Avery Dennison Corp	3,600	280,044
Bemis Co Inc	3,300	168,333
International Paper Co	4,300	206,314
Packaging Corp of America	15,600	1,267,656
Sonoco Products Co	10,900	575,847
WestRock Co	8,100	392,688
		2,890,882
Distributors – 0.2%
Genuine Parts Co	4,300	431,935
Pool Corp	4,600	434,792
		866,727
Diversified Consumer Services – 0.2%
ServiceMaster Global Holdings Inc*	36,400	1,225,952
Diversified Financial Services – 0%
Berkshire Hathaway Inc*	500	72,235
Diversified Telecommunication Services – 1.1%
AT&T Inc	114,976	4,669,175
Verizon Communications Inc	18,300	951,234
Zayo Group Holdings Inc*	14,900	442,679
		6,063,088
Electric Utilities – 8.5%
Alliant Energy Corp	46,700	1,789,077
American Electric Power Co Inc	38,100	2,446,401
Duke Energy Corp	13,700	1,096,548
Edison International	40,300	2,911,675
Entergy Corp	37,500	2,877,375
Eversource Energy	24,900	1,349,082
Exelon Corp	59,800	1,990,742
FirstEnergy Corp	2,600	86,008
Great Plains Energy Inc	43,900	1,198,031
Hawaiian Electric Industries Inc	72,400	2,161,140
ITC Holdings Corp	54,000	2,509,920
NextEra Energy Inc	15,500	1,895,960
OGE Energy Corp	7,700	243,474
PG&E Corp	56,300	3,443,871
Pinnacle West Capital Corp	29,700	2,256,903
PPL Corp	69,700	2,409,529
Southern Co	112,900	5,791,770
Westar Energy Inc	78,400	4,449,200
Xcel Energy Inc	110,600	4,550,084
		45,456,790
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp	1,600	103,872
Arrow Electronics Inc*	2,000	127,940
Corning Inc	9,100	215,215
IPG Photonics Corp*	5,700	469,395
		916,422
Energy Equipment & Services – 0.1%
Halliburton Co	15,200	682,176
Equity Real Estate Investment Trusts (REITs) – 13.1%
Alexandria Real Estate Equities Inc	6,800	739,636
American Campus Communities Inc	33,500	1,704,145
American Homes 4 Rent	25,700	556,148
Apartment Investment & Management Co	3,300	151,503
AvalonBay Communities Inc	19,000	3,378,960
Brixmor Property Group Inc	34,500	958,755
Camden Property Trust	8,500	711,790
Communications Sales & Leasing Inc	25,000	785,250
Corporate Office Properties Trust	16,100	456,435
Corrections Corp of America	10,300	142,861
Crown Castle International Corp	1,300	122,473
CyrusOne Inc	27,300	1,298,661
DCT Industrial Trust Inc	12,800	621,440
Digital Realty Trust Inc#	106,000	10,294,720
Douglas Emmett Inc	11,900	435,897
Duke Realty Corp	46,200	1,262,646
Empire State Realty Trust Inc	17,700	370,815
EPR Properties	14,600	1,149,604
Equinix Inc	4,713	1,697,858

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Equity LifeStyle Properties Inc	70,800	$5,464,344
Equity Residential	14,400	926,352
Essex Property Trust Inc	12,700	2,828,290
Extra Space Storage Inc	57,300	4,550,193
Federal Realty Investment Trust	10,700	1,647,051
Gaming and Leisure Properties Inc	34,000	1,137,300
Healthcare Trust of America Inc	44,100	1,438,542
Hospitality Properties Trust	17,100	508,212
Iron Mountain Inc	39,000	1,463,670
Lamar Advertising Co	11,700	764,127
Liberty Property Trust	31,700	1,279,095
Macerich Co	5,200	420,524
Mid-America Apartment Communities Inc	22,400	2,105,376
National Retail Properties Inc	27,000	1,372,950
Piedmont Office Realty Trust Inc	21,000	457,170
Post Properties Inc	15,100	998,563
Prologis Inc	10,300	551,462
Public Storage	13,800	3,079,332
Realty Income Corp#	56,600	3,788,238
Regency Centers Corp	7,700	596,673
Senior Housing Properties Trust	106,100	2,409,531
SL Green Realty Corp	1,300	140,530
Spirit Realty Capital Inc	12,800	170,624
STORE Capital Corp	9,600	282,912
Tanger Factory Outlet Centers Inc	15,900	619,464
UDR Inc	10,400	374,296
Ventas Inc	15,000	1,059,450
Welltower Inc	30,400	2,273,008
WP Carey Inc	2,600	167,778
		69,714,654
Food & Staples Retailing – 1.1%
Casey's General Stores Inc	1,100	132,165
Costco Wholesale Corp	11,700	1,784,367
Kroger Co	24,700	733,096
Sysco Corp	60,200	2,950,402
Wal-Mart Stores Inc	1,400	100,968
		5,700,998
Food Products – 6.2%
Campbell Soup Co	57,200	3,128,840
ConAgra Foods Inc	64,000	3,015,040
General Mills Inc	264,200	16,877,096
Hershey Co	1,500	143,400
Hormel Foods Corp	24,900	944,457
Ingredion Inc	1,300	172,978
JM Smucker Co	7,700	1,043,658
Kellogg Co	35,300	2,734,691
McCormick & Co Inc/MD	700	69,944
Post Holdings Inc*	1,800	138,906
TreeHouse Foods Inc*	7,600	662,644
Tyson Foods Inc	55,300	4,129,251
		33,060,905
Gas Utilities – 1.4%
Atmos Energy Corp	54,600	4,066,062
National Fuel Gas Co	20,200	1,092,214
Piedmont Natural Gas Co Inc	6,800	408,272
UGI Corp	40,650	1,839,006
		7,405,554
Health Care Equipment & Supplies – 4.7%
ABIOMED Inc*	10,800	1,388,664
Align Technology Inc*	13,100	1,228,125
Baxter International Inc	26,000	1,237,600
Becton Dickinson and Co	5,300	952,569
Boston Scientific Corp*	22,800	542,640
Cooper Cos Inc	2,500	448,150
CR Bard Inc	5,300	1,188,684
Danaher Corp	1,300	101,907
DENTSPLY SIRONA Inc	11,774	699,729
DexCom Inc*	2,000	175,320
Edwards Lifesciences Corp*	43,200	5,208,192
IDEXX Laboratories Inc*	12,900	1,454,217
Intuitive Surgical Inc*	2,500	1,812,075
Medtronic PLC	6,100	527,040
ResMed Inc#	10,100	654,379
St Jude Medical Inc	2,800	223,328

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Stryker Corp	6,100	$710,101
Teleflex Inc	21,500	3,613,075
Varian Medical Systems Inc*	1,400	139,342
West Pharmaceutical Services Inc	16,600	1,236,700
Zimmer Biomet Holdings Inc	13,700	1,781,274
		25,323,111
Health Care Providers & Services – 3.3%
Aetna Inc	4,690	541,460
AmerisourceBergen Corp	57,500	4,644,850
Anthem Inc	35,800	4,486,098
Cardinal Health Inc	800	62,160
Centene Corp*	4,100	274,536
Cigna Corp	17,500	2,280,600
HCA Holdings Inc*	4,900	370,587
Henry Schein Inc*	900	146,682
Humana Inc	5,700	1,008,273
Laboratory Corp of America Holdings*	1,000	137,480
Quest Diagnostics Inc	4,000	338,520
UnitedHealth Group Inc	16,800	2,352,000
Universal Health Services Inc	2,200	271,084
VCA Inc*	5,800	405,884
WellCare Health Plans Inc*	4,500	526,905
		17,847,119
Health Care Technology – 0.3%
IMS Health Holdings Inc*	3,700	115,958
Veeva Systems Inc*	42,200	1,742,016
		1,857,974
Hotels, Restaurants & Leisure – 2.2%
Darden Restaurants Inc	11,100	680,652
Domino's Pizza Inc	2,600	394,810
Dunkin' Brands Group Inc	39,900	2,077,992
McDonald's Corp	24,000	2,768,640
Panera Bread Co*,#	16,900	3,290,768
Six Flags Entertainment Corp	42,500	2,278,425
		11,491,287
Household Durables – 0.9%
Garmin Ltd	5,700	274,227
Leggett & Platt Inc	2,600	118,508
NVR Inc*	2,500	4,099,675
Whirlpool Corp	1,400	227,024
		4,719,434
Household Products – 2.5%
Church & Dwight Co Inc	37,800	1,811,376
Clorox Co	27,100	3,392,378
Energizer Holdings Inc	16,000	799,360
Kimberly-Clark Corp	51,900	6,546,666
Procter & Gamble Co	10,500	942,375
		13,492,155
Independent Power and Renewable Electricity Producers – 0%
NRG Energy Inc	14,600	163,666
Industrial Conglomerates – 0.2%
3M Co	1,000	176,230
Carlisle Cos Inc	2,800	287,196
General Electric Co	13,500	399,870
		863,296
Information Technology Services – 1.3%
Booz Allen Hamilton Holding Corp	2,700	85,347
Broadridge Financial Solutions Inc	11,200	759,248
Computer Sciences Corp	7,800	407,238
Fidelity National Information Services Inc	2,400	184,872
Fiserv Inc*	500	49,735
Genpact Ltd*	30,800	737,660
International Business Machines Corp	900	142,965
Jack Henry & Associates Inc	27,300	2,335,515
Leidos Holdings Inc	13,600	588,608
Total System Services Inc	28,200	1,329,630
Vantiv Inc*	9,600	540,192
		7,161,010
Insurance – 5.6%
Aflac Inc	10,900	783,383
Alleghany Corp*	600	315,012
Allied World Assurance Co Holdings AG	7,100	286,982
American Financial Group Inc/OH	17,400	1,305,000

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Arch Capital Group Ltd*	14,000	$1,109,640
Arthur J Gallagher & Co	5,300	269,611
Assurant Inc	26,100	2,407,725
Axis Capital Holdings Ltd	16,100	874,713
Brown & Brown Inc	6,800	256,428
Chubb Ltd	8,751	1,099,563
Cincinnati Financial Corp	11,100	837,162
Erie Indemnity Co	9,000	918,630
Everest Re Group Ltd	14,400	2,735,568
Hanover Insurance Group Inc	2,900	218,718
Loews Corp	1,700	69,955
Markel Corp*	3,900	3,622,203
Marsh & McLennan Cos Inc	3,600	242,100
Old Republic International Corp	119,500	2,105,590
ProAssurance Corp	34,500	1,810,560
RenaissanceRe Holdings Ltd	21,700	2,607,472
Validus Holdings Ltd	48,800	2,431,216
White Mountains Insurance Group Ltd	4,200	3,486,000
		29,793,231
Internet & Direct Marketing Retail – 0.1%
Amazon.com Inc*	500	418,655
Internet Software & Services – 1.5%
Facebook Inc*	46,800	6,003,036
Pandora Media Inc*,#	41,400	593,262
VeriSign Inc*,#	8,900	696,336
Yelp Inc*	5,400	225,180
Zillow Group Inc - Class C*,#	19,200	665,280
		8,183,094
Leisure Products – 0.9%
Hasbro Inc	17,100	1,356,543
Mattel Inc	75,100	2,274,028
Vista Outdoor Inc*	35,500	1,415,030
		5,045,601
Life Sciences Tools & Services – 0.7%
Bruker Corp	32,600	738,390
Illumina Inc*	2,500	454,150
Mettler-Toledo International Inc*	1,000	419,830
Quintiles Transnational Holdings Inc*	5,000	405,300
Thermo Fisher Scientific Inc	3,400	540,804
Waters Corp*	7,100	1,125,279
		3,683,753
Machinery – 1.0%
Crane Co	2,600	163,826
Cummins Inc	1,000	128,150
Fortive Corp	4,750	241,775
IDEX Corp	2,500	233,925
Illinois Tool Works Inc	1,200	143,808
Pentair PLC	7,100	456,104
Stanley Black & Decker Inc	1,200	147,576
Toro Co	33,600	1,573,824
Xylem Inc/NY	43,500	2,281,575
		5,370,563
Marine – 0.1%
Kirby Corp*	7,300	453,768
Media – 0.7%
Cable One Inc	2,100	1,226,400
Charter Communications Inc*	5,643	1,523,441
John Wiley & Sons Inc	12,500	645,125
Madison Square Garden Co*	900	152,469
		3,547,435
Metals & Mining – 3.3%
Newmont Mining Corp	263,900	10,368,631
Reliance Steel & Aluminum Co	14,800	1,066,044
Royal Gold Inc	30,800	2,384,844
Steel Dynamics Inc	47,900	1,197,021
Tahoe Resources Inc	124,900	1,602,467
United States Steel Corp#	50,100	944,886
		17,563,893
Mortgage Real Estate Investment Trusts (REITs) – 1.3%
American Capital Agency Corp	30,700	599,878
Annaly Capital Management Inc	397,200	4,170,600
Chimera Investment Corp	83,600	1,333,420
MFA Financial Inc	26,200	195,976

Shares		Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
Starwood Property Trust Inc	10,400	$234,208
Two Harbors Investment Corp	22,800	194,484
		6,728,566
Multiline Retail – 0.4%
Dollar General Corp	11,900	832,881
Dollar Tree Inc*	9,120	719,842
Target Corp	5,200	357,136
		1,909,859
Multi-Utilities – 4.9%
Ameren Corp	48,200	2,370,476
CenterPoint Energy Inc	35,300	820,019
CMS Energy Corp	48,300	2,029,083
Consolidated Edison Inc	70,500	5,308,650
Dominion Resources Inc/VA	3,800	282,226
DTE Energy Co	14,000	1,311,380
MDU Resources Group Inc	13,300	338,352
NiSource Inc	175,300	4,226,483
Public Service Enterprise Group Inc	15,500	648,985
SCANA Corp	41,400	2,996,118
Sempra Energy	4,900	525,231
Vectren Corp	26,600	1,335,320
WEC Energy Group Inc	64,176	3,842,859
		26,035,182
Oil, Gas & Consumable Fuels – 3.4%
Antero Resources Corp*	12,600	339,570
Cimarex Energy Co	800	107,496
Concho Resources Inc*	900	123,615
CONSOL Energy Inc	53,900	1,034,880
Continental Resources Inc/OK*	27,100	1,408,116
Devon Energy Corp	11,400	502,854
Energen Corp	6,400	369,408
EQT Corp	5,600	406,672
Exxon Mobil Corp	5,700	497,496
Gulfport Energy Corp*	10,100	285,325
Newfield Exploration Co*	7,200	312,912
ONEOK Inc	44,300	2,276,577
Parsley Energy Inc*	19,900	666,849
QEP Resources Inc	11,700	228,501
Range Resources Corp	69,000	2,673,750
Rice Energy Inc*	96,100	2,509,171
Southwestern Energy Co*	181,300	2,509,192
Spectra Energy Corp	30,200	1,291,050
Williams Cos Inc	8,000	245,840
WPX Energy Inc*	25,800	340,302
		18,129,576
Personal Products – 0.3%
Nu Skin Enterprises Inc	26,400	1,710,192
Pharmaceuticals – 0.3%
Bristol-Myers Squibb Co	6,100	328,912
Johnson & Johnson	4,800	567,024
Merck & Co Inc	2,700	168,507
Pfizer Inc	8,900	301,443
		1,365,886
Professional Services – 0.4%
Dun & Bradstreet Corp	7,000	956,340
Equifax Inc	9,200	1,238,136
		2,194,476
Road & Rail – 0.3%
AMERCO	200	64,846
JB Hunt Transport Services Inc	1,200	97,368
Landstar System Inc	15,200	1,034,816
Union Pacific Corp	1,700	165,801
		1,362,831
Semiconductor & Semiconductor Equipment – 1.0%
Applied Materials Inc	5,400	162,810
KLA-Tencor Corp	4,600	320,666
Microchip Technology Inc	3,100	192,634
Micron Technology Inc*	10,000	177,800
NVIDIA Corp	47,900	3,282,108
QUALCOMM Inc	5,800	397,300
Texas Instruments Inc	7,700	540,386
		5,073,704

Shares		Value
Common Stocks – (continued)
Software – 0.7%
Dell Technologies Inc - VMware Inc*	16,800	$803,040
Splunk Inc*	7,000	410,760
Symantec Corp	26,300	660,130
Synopsys Inc*	4,100	243,335
Tyler Technologies Inc*	1,300	222,599
VMware Inc*,#	16,300	1,195,605
		3,535,469
Specialty Retail – 2.9%
AutoZone Inc*	3,700	2,842,858
Best Buy Co Inc	3,700	141,266
Burlington Stores Inc*	7,300	591,446
Dick's Sporting Goods Inc	2,100	119,112
L Brands Inc	2,100	148,617
Lowe's Cos Inc	22,000	1,588,620
Michaels Cos Inc*	10,300	248,951
Murphy USA Inc*	15,100	1,077,536
O'Reilly Automotive Inc*	10,600	2,969,166
Ross Stores Inc	1,800	115,740
Ulta Salon Cosmetics & Fragrance Inc*	23,700	5,640,126
		15,483,438
Technology Hardware, Storage & Peripherals – 0.3%
Apple Inc	14,200	1,605,310
Hewlett Packard Enterprise Co	11,400	259,350
		1,864,660
Textiles, Apparel & Luxury Goods – 0.2%
lululemon athletica Inc*	15,000	914,700
Thrifts & Mortgage Finance – 0%
New York Community Bancorp Inc	15,300	217,719
Tobacco – 5.6%
Altria Group Inc	223,500	14,131,905
Philip Morris International Inc	13,100	1,273,582
Reynolds American Inc	312,512	14,730,953
		30,136,440
Trading Companies & Distributors – 0.6%
MSC Industrial Direct Co Inc	26,600	1,952,706
WESCO International Inc*	13,500	830,115
WW Grainger Inc#	1,000	224,840
		3,007,661
Transportation Infrastructure – 0%
Macquarie Infrastructure Corp	1,900	158,156
Water Utilities – 2.1%
American Water Works Co Inc	117,600	8,801,184
Aqua America Inc#	82,000	2,499,360
		11,300,544
Wireless Telecommunication Services – 0.3%
Sprint Corp*,#	148,800	986,544
T-Mobile US Inc*	10,300	481,216
		1,467,760
Total Common Stocks (cost $483,062,847)		527,079,604
Investment Companies – 2.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.3%
Janus Cash Collateral Fund LLC, 0.3951%ºº,£	6,768,308	6,768,308
Money Markets – 1.5%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	8,119,928	8,119,928
Total Investment Companies (cost $14,888,236)		14,888,236
Total Investments (total cost $497,951,083) – 101.5%		541,967,840
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(8,136,898)
Net Assets – 100%		$533,830,942

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$539,627,713	99.6%
Canada	1,602,467	0.3
India	737,660	0.1

Total	$541,967,840	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	17,472,940	47,014,786	(57,719,418)	6,768,308	$—	$32,469(1)	$6,768,308
Janus Cash Liquidity Fund LLC	12,141,471	64,701,457	(68,723,000)	8,119,928	—	11,849	8,119,928

Total					$—	$44,318	$14,888,236
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stock	$ 527,079,604	$ -	$ -
Investment Companies	-	14,888,236	-
Total Assets	$ 527,079,604	$14,888,236	$ -

Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 498,071,733	$48,577,088	$ (4,680,981)	$ 43,896,107

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts			Value
Foreign Government Bonds – 3.4%
Australia Government Bond, 2.7500%, 4/21/24†	695,000	AUD	$566,084
Bundesrepublik Deutschland, 0.5000%, 2/15/25	152,000	EUR	182,615
Canadian Government Bond, 3.5000%, 12/1/45†	196,000	CAD	212,316
France Government Bond OAT, 0.5000%, 5/25/25†	208,000	EUR	244,254
Spain Government Bond, 5.9000%, 7/30/26 (144A)†	246,000	EUR	405,339
United Kingdom Gilt, 5.0000%, 3/7/25†	154,000	GBP	271,307
Total Foreign Government Bonds (cost $1,763,472)			1,881,915
United States Treasury Notes/Bonds – 0.6%
3.1250%, 8/15/44† (cost $301,480)	$303,000		353,622
Common Stocks – 28.6%
Aerospace & Defense – 0.3%
BAE Systems PLC	2,164		14,695
Boeing Co	63		8,300
Cobham PLC	2,738		5,950
General Dynamics Corp†	55		8,534
L-3 Communications Holdings Inc†	12		1,809
Lockheed Martin Corp†	28		6,712
Meggitt PLC	2,851		16,663
Northrop Grumman Corp	17		3,637
Raytheon Co†	69		9,393
Rockwell Collins Inc†	98		8,265
Rolls-Royce Holdings PLC*	516		4,815
Singapore Technologies Engineering Ltd	4,600		10,898
Textron Inc	223		8,864
Thales SA	178		16,392
TransDigm Group Inc*	18		5,204
United Technologies Corp†	61		6,198
			136,329
Air Freight & Logistics – 0.1%
Bollore SA	2,516		8,746
CH Robinson Worldwide Inc	100		7,046
Expeditors International of Washington Inc	237		12,210
FedEx Corp†	26		4,542
Royal Mail PLC	822		5,214
United Parcel Service Inc†	28		3,062
Yamato Holdings Co Ltd	300		6,934
			47,754
Airlines – 0.3%
Alaska Air Group Inc	47		3,095
ANA Holdings Inc	14,000		37,793
Cathay Pacific Airways Ltd	4,000		5,570
easyJet PLC	4,759		62,104
Japan Airlines Co Ltd	100		2,918
Singapore Airlines Ltd	3,000		23,126
Southwest Airlines Co	195		7,584
United Continental Holdings Inc*	54		2,833
			145,023
Auto Components – 0.3%
Aisin Seiki Co Ltd	300		13,596
Bridgestone Corp	200		7,310
Cie Generale des Etablissements Michelin	48		5,308
Delphi Automotive PLC	1,149		81,947
GKN PLC	8,697		36,099
Koito Manufacturing Co Ltd	100		4,813
NHK Spring Co Ltd	500		4,798
NOK Corp	200		4,322
Nokian Renkaat OYJ	68		2,478
Sumitomo Electric Industries Ltd	700		9,776
Sumitomo Rubber Industries Ltd	300		4,492
Toyoda Gosei Co Ltd	300		6,903
Toyota Industries Corp	100		4,586
Yokohama Rubber Co Ltd	100		1,582
			188,010
Automobiles – 0.4%
Ferrari NV	183		9,502
Ford Motor Co	13,361		161,267
Fuji Heavy Industries Ltd	100		3,704
Harley-Davidson Inc	479		25,191
Honda Motor Co Ltd	600		17,087
Isuzu Motors Ltd	100		1,163

Shares or Principal Amounts		Value
Common Stocks – (continued)
Automobiles – (continued)
Mitsubishi Motors Corp	300	$1,388
Peugeot SA*	40	611
Renault SA	14	1,150
Suzuki Motor Corp	300	9,942
Volkswagen AG	17	2,466
Yamaha Motor Co Ltd	200	3,985
		237,456
Banks – 0.6%
ABN AMRO Group NV	489	10,117
Banco Popular Espanol SA	2,030	2,510
Bank of America Corp	209	3,271
Bank of East Asia Ltd	3,800	15,408
Bankia SA	994	815
Bankinter SA	428	3,044
Barclays PLC	2,965	6,448
BOC Hong Kong Holdings Ltd	5,000	16,890
CaixaBank SA	4,738	11,969
Citizens Financial Group Inc	119	2,940
Credit Agricole SA	158	1,558
Danske Bank A/S	253	7,384
DBS Group Holdings Ltd	600	6,773
DNB ASA	450	5,896
Erste Group Bank AG*	228	6,752
Hang Seng Bank Ltd	1,400	24,999
HSBC Holdings PLC	3,366	25,243
ING Groep NV	57	704
Intesa Sanpaolo SpA	1,214	2,692
JPMorgan Chase & Co	890	59,265
KBC Group NV	68	3,958
KeyCorp	242	2,945
Lloyds Banking Group PLC	1,800	1,272
Mediobanca SpA	359	2,335
Mitsubishi UFJ Financial Group Inc	1,300	6,476
Mizuho Financial Group Inc	700	1,164
Natixis SA	304	1,417
Nordea Bank AB	360	3,574
Oversea-Chinese Banking Corp Ltd	1,200	7,613
People's United Financial Inc†	2,919	46,179
Regions Financial Corp	1,314	12,969
Resona Holdings Inc	5,000	20,826
Royal Bank of Scotland Group PLC*	1,644	3,809
Skandinaviska Enskilda Banken AB	236	2,372
Societe Generale SA	10	346
Sumitomo Mitsui Financial Group Inc	100	3,334
Swedbank AB	228	5,360
UniCredit SpA	1,135	2,641
Unione di Banche Italiane SpA	738	1,699
United Overseas Bank Ltd	600	8,287
		353,254
Beverages – 0.3%
Asahi Group Holdings Ltd	400	14,463
Carlsberg A/S	79	7,534
Coca-Cola Amatil Ltd	657	5,153
Coca-Cola Co	97	4,105
Coca-Cola HBC AG*	189	4,389
Constellation Brands Inc†	16	2,664
Diageo PLC	60	1,719
Dr Pepper Snapple Group Inc†	510	46,568
Heineken Holding NV	172	13,790
Heineken NV	114	10,027
Kirin Holdings Co Ltd	1,800	29,675
PepsiCo Inc†	15	1,632
Pernod Ricard SA	33	3,905
Remy Cointreau SA	9	768
Suntory Beverage & Food Ltd	200	8,581
Treasury Wine Estates Ltd	2,059	17,394
		172,367
Biotechnology – 0.3%
Actelion Ltd*	74	12,816
Alexion Pharmaceuticals Inc*	49	6,004
Biogen Inc*	40	12,521
Celgene Corp*	62	6,481
CSL Ltd	127	10,398
Gilead Sciences Inc†	562	44,465

Shares or Principal Amounts		Value
Common Stocks – (continued)
Biotechnology – (continued)
Grifols SA	3,193	$68,787
Regeneron Pharmaceuticals Inc*	1	402
Shire PLC	47	3,044
		164,918
Building Products – 0.1%
Assa Abloy AB	247	5,020
Fortune Brands Home & Security Inc	112	6,507
Geberit AG	22	9,636
LIXIL Group Corp	900	19,147
Masco Corp	73	2,505
		42,815
Capital Markets – 0.7%
3i Group PLC	697	5,876
Affiliated Managers Group Inc*	8	1,158
Bank of New York Mellon Corp	312	12,443
CME Group Inc	656	68,565
Credit Suisse Group AG*	181	2,369
Daiwa Securities Group Inc	3,000	16,700
Deutsche Boerse AG*	103	8,347
E*TRADE Financial Corp*	434	12,638
Hong Kong Exchanges and Clearing Ltd	1,600	42,041
ICAP PLC	527	3,183
Investec PLC	11,499	70,187
Morgan Stanley	447	14,331
Nomura Holdings Inc	900	3,960
Partners Group Holding AG	3	1,514
S&P Global Inc	440	55,686
SBI Holdings Inc/Japan	1,600	18,874
Schroders PLC	27	943
Singapore Exchange Ltd	1,300	7,065
UBS Group AG	781	10,639
		356,519
Chemicals – 1.2%
Air Liquide SA	34	3,645
Akzo Nobel NV	145	9,819
Albemarle Corp	93	7,951
Arkema SA	80	7,404
Asahi Kasei Corp	1,000	7,898
CF Industries Holdings Inc	197	4,797
Chr Hansen Holding A/S	500	29,728
Covestro AG	382	22,582
Croda International PLC	999	45,104
Daicel Corp	400	4,999
Dow Chemical Co†	416	21,561
Eastman Chemical Co	87	5,888
Ecolab Inc†	25	3,043
EI du Pont de Nemours & Co†	116	7,769
EMS-Chemie Holding AG	132	70,879
FMC Corp	178	8,605
Givaudan SA	11	22,392
Hitachi Chemical Co Ltd	100	2,274
Incitec Pivot Ltd	3,187	6,877
International Flavors & Fragrances Inc†	294	42,033
Johnson Matthey PLC	296	12,635
JSR Corp	300	4,672
K+S AG	1,012	19,193
Kansai Paint Co Ltd	200	4,346
Koninklijke DSM NV	226	15,271
Kuraray Co Ltd	800	11,764
LANXESS AG	386	23,976
Linde AG	80	13,595
LyondellBasell Industries NV	198	15,971
Mitsubishi Chemical Holdings Corp	700	4,337
Mitsui Chemicals Inc	1,000	4,705
Monsanto Co†	189	19,316
Mosaic Co†	529	12,939
Nippon Paint Holdings Co Ltd	100	3,304
Novozymes A/S	487	21,423
OCI NV*	226	3,334
PPG Industries Inc†	10	1,034
Praxair Inc†	115	13,895
Sherwin-Williams Co†	58	16,046
Sika AG	5	24,320
Sumitomo Chemical Co Ltd	2,000	8,778

Shares or Principal Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Symrise AG	473	$34,655
Taiyo Nippon Sanso Corp	200	2,063
Teijin Ltd	200	3,843
Toray Industries Inc	2,000	19,312
Umicore SA	95	5,957
Yara International ASA	561	18,646
		674,578
Commercial Services & Supplies – 0.4%
Aggreko PLC	147	1,816
Babcock International Group PLC	1,647	22,091
Cintas Corp†	34	3,828
Dai Nippon Printing Co Ltd	1,000	9,725
Edenred	655	15,314
G4S PLC	5,104	15,067
ISS A/S	729	30,264
Johnson Controls International plc	299	13,912
Park24 Co Ltd	100	3,235
Republic Services Inc†	301	15,185
Secom Co Ltd	300	22,215
Securitas AB	374	6,271
Societe BIC SA	22	3,253
Stericycle Inc*,†	59	4,728
Toppan Printing Co Ltd	5,000	44,778
Waste Management Inc†	91	5,802
		217,484
Communications Equipment – 0.4%
F5 Networks Inc*	446	55,589
Harris Corp†	353	32,338
Juniper Networks Inc	2,771	66,670
Motorola Solutions Inc†	361	27,537
Nokia OYJ	4,133	23,954
Telefonaktiebolaget LM Ericsson	5,176	37,390
		243,478
Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	425	12,841
Bouygues SA	56	1,855
Eiffage SA	123	9,555
Ferrovial SA	836	17,794
Fluor Corp	60	3,079
Jacobs Engineering Group Inc*	56	2,896
JGC Corp	600	10,326
Kajima Corp	1,000	6,944
Obayashi Corp	200	1,967
Quanta Services Inc*	53	1,483
Skanska AB	799	18,662
Taisei Corp	3,000	22,339
		109,741
Construction Materials – 0.2%
Boral Ltd	528	2,727
CRH PLC	91	3,042
HeidelbergCement AG	115	10,862
Imerys SA	199	14,370
James Hardie Industries PLC (CDI)	374	5,815
Martin Marietta Materials Inc	80	14,329
Taiheiyo Cement Corp	1,000	2,850
Vulcan Materials Co†	243	27,636
		81,631
Consumer Finance – 0%
American Express Co†	126	8,069
Credit Saison Co Ltd	400	6,584
Provident Financial PLC	41	1,612
		16,265
Containers & Packaging – 0.2%
Amcor Ltd/Australia	288	3,339
Avery Dennison Corp†	741	57,642
Ball Corp†	308	25,241
International Paper Co†	95	4,558
Owens-Illinois Inc*	679	12,487
Sealed Air Corp	524	24,010
Toyo Seikan Group Holdings Ltd	200	3,495
WestRock Co†	99	4,800
		135,572

Shares or Principal Amounts		Value
Common Stocks – (continued)
Distributors – 0.3%
Genuine Parts Co	227	$22,802
Jardine Cycle & Carriage Ltd	200	6,283
LKQ Corp*	3,392	120,280
		149,365
Diversified Consumer Services – 0.1%
Benesse Holdings Inc	100	2,539
H&R Block Inc	1,657	38,360
		40,899
Diversified Financial Services – 0.1%
Berkshire Hathaway Inc*,†	78	11,269
EXOR SpA	84	3,401
Industrivarden AB	1,060	19,616
Leucadia National Corp†	1,247	23,743
		58,029
Diversified Telecommunication Services – 1.0%
AT&T Inc†	662	26,884
BT Group PLC	6,084	30,674
CenturyLink Inc†	573	15,717
Deutsche Telekom AG	367	6,150
Elisa OYJ	749	27,619
Frontier Communications Corp	2,149	8,940
HKT Trust & HKT Ltd	21,000	29,566
Iliad SA	115	24,129
Inmarsat PLC	2,130	19,460
Koninklijke KPN NV	15,954	52,952
Level 3 Communications Inc*,†	546	25,323
Nippon Telegraph & Telephone Corp	400	18,203
Orange SA	514	8,042
Proximus SADP	702	20,962
SFR Group SA	108	3,179
Singapore Telecommunications Ltd	8,700	25,333
Swisscom AG	36	17,114
TDC A/S*	3,597	21,159
Telefonica SA	2,531	25,628
Telenor ASA	900	15,441
Telia Co AB	7,068	31,665
Telstra Corp Ltd	3,737	14,812
TPG Telecom Ltd	2,430	16,028
Verizon Communications Inc†	614	31,916
Vocus Communications Ltd	3,148	15,007
		531,903
Electric Utilities – 0.6%
American Electric Power Co Inc†	91	5,843
AusNet Services	8,660	10,868
Cheung Kong Infrastructure Holdings Ltd	1,000	8,600
Chubu Electric Power Co Inc	600	8,675
Chugoku Electric Power Co Inc	1,800	22,493
CLP Holdings Ltd	1,500	15,501
Contact Energy Ltd	3,754	13,772
Duke Energy Corp†	49	3,922
Edison International	36	2,601
EDP - Energias de Portugal SA	4,577	15,366
Electricite de France SA	74	900
Endesa SA	2,054	44,019
Enel SpA	148	660
Eversource Energy	345	18,692
Exelon Corp	118	3,928
FirstEnergy Corp	227	7,509
Fortum OYJ	1,240	20,028
HK Electric Investments & HK Electric Investments Ltd	13,500	13,228
Hokuriku Electric Power Co	200	2,420
Iberdrola SA	1,470	9,993
Kyushu Electric Power Co Inc	1,000	9,330
Mercury NZ Ltd	4,565	10,118
NextEra Energy Inc†	67	8,195
PG&E Corp†	211	12,907
Pinnacle West Capital Corp†	35	2,660
Power Assets Holdings Ltd	1,500	14,621
PPL Corp†	116	4,010
Red Electrica Corp SA	330	7,118
Southern Co†	142	7,285
SSE PLC	336	6,827
Terna Rete Elettrica Nazionale SpA	3,220	16,594
Tohoku Electric Power Co Inc	1,300	16,861

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Xcel Energy Inc†	159	$6,541
		352,085
Electrical Equipment – 0.1%
ABB Ltd*	511	11,475
Acuity Brands Inc	11	2,911
AMETEK Inc	60	2,867
Eaton Corp PLC	88	5,782
Emerson Electric Co	18	981
Legrand SA	366	21,574
Mabuchi Motor Co Ltd	200	10,928
Nidec Corp	100	9,135
OSRAM Licht AG	84	4,931
Rockwell Automation Inc	41	5,016
Vestas Wind Systems A/S	67	5,515
		81,115
Electronic Equipment, Instruments & Components – 0.7%
Alps Electric Co Ltd	200	4,734
Amphenol Corp†	509	33,044
Corning Inc	5,937	140,410
FLIR Systems Inc	1,430	44,931
Hamamatsu Photonics KK	400	12,171
Hexagon AB	661	28,873
Hirose Electric Co Ltd	100	13,019
Hitachi High-Technologies Corp	300	11,880
Hitachi Ltd	2,000	9,244
Ingenico Group SA	132	11,530
Nippon Electric Glass Co Ltd	4,000	20,515
Omron Corp	200	7,111
Shimadzu Corp	1,000	15,100
TE Connectivity Ltd†	243	15,644
Yaskawa Electric Corp	500	7,387
Yokogawa Electric Corp	700	9,217
		384,810
Energy Equipment & Services – 0.5%
Baker Hughes Inc	468	23,620
FMC Technologies Inc*	3,070	91,087
Halliburton Co†	353	15,843
Helmerich & Payne Inc	330	22,209
National Oilwell Varco Inc	334	12,271
Petrofac Ltd	3,097	35,780
Schlumberger Ltd†	189	14,863
Technip SA	116	7,123
Tenaris SA	764	10,881
Transocean Ltd*	1,303	13,890
		247,567
Equity Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp	8	907
Ascendas Real Estate Investment Trust	900	1,663
AvalonBay Communities Inc	9	1,601
CapitaLand Commercial Trust	6,200	7,230
CapitaLand Mall Trust	4,700	7,481
Crown Castle International Corp	131	12,342
Dexus Property Group	484	3,389
Digital Realty Trust Inc	74	7,187
Essex Property Trust Inc	36	8,017
Extra Space Storage Inc	453	35,973
Federal Realty Investment Trust	139	21,396
Fonciere Des Regions	35	3,261
Gecina SA	51	8,028
Hammerson PLC	1,253	9,532
ICADE	42	3,275
Intu Properties PLC	787	3,023
Iron Mountain Inc	504	18,915
Japan Prime Realty Investment Corp	4	18,029
Japan Real Estate Investment Corp	3	17,901
Japan Retail Fund Investment Corp	3	7,400
Kimco Realty Corp	758	21,944
Klepierre	84	3,849
Land Securities Group PLC	1,333	18,276
Link REIT	1,000	7,349
Macerich Co	128	10,351
Mirvac Group	12,609	21,612
Nippon Building Fund Inc	3	18,966
Prologis Inc	450	24,093

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Segro PLC	1,195	$7,028
SL Green Realty Corp	163	17,620
Stockland	17,340	63,158
Suntec Real Estate Investment Trust	6,700	8,428
UDR Inc	374	13,460
Unibail-Rodamco SE	35	9,435
Vicinity Centres	1,308	3,173
Weyerhaeuser Co	743	23,731
		469,023
Food & Staples Retailing – 0.6%
Colruyt SA	321	17,797
Costco Wholesale Corp†	60	9,151
CVS Health Corp†	129	11,480
Distribuidora Internacional de Alimentacion SA	5,638	34,899
FamilyMart UNY Holdings Co Ltd	300	19,943
ICA Gruppen AB	386	12,751
J Sainsbury PLC	5,690	18,125
Koninklijke Ahold Delhaize NV	260	5,925
Lawson Inc	600	47,164
Seven & i Holdings Co Ltd	100	4,692
Sundrug Co Ltd	100	8,334
Tesco PLC*	4,341	10,292
Tsuruha Holdings Inc	100	11,480
Walgreens Boots Alliance Inc†	258	20,800
Wal-Mart Stores Inc†	374	26,973
Whole Foods Market Inc†	1,096	31,072
Wm Morrison Supermarkets PLC	8,356	23,596
Woolworths Ltd	1,080	19,231
		333,705
Food Products – 0.7%
Ajinomoto Co Inc	100	2,212
Archer-Daniels-Midland Co†	59	2,488
Aryzta AG*	16	710
Barry Callebaut AG*	20	26,586
Calbee Inc	200	7,525
Campbell Soup Co†	412	22,536
Chocoladefabriken Lindt & Spruengli AG (PC)	4	23,126
ConAgra Foods Inc†	141	6,643
Danone SA	108	8,012
General Mills Inc†	91	5,813
Hershey Co†	71	6,788
JM Smucker Co†	36	4,879
Kellogg Co†	309	23,938
Kerry Group PLC	297	24,739
Kraft Heinz Co†	196	17,544
Marine Harvest ASA*	727	13,019
Mead Johnson Nutrition Co†	386	30,498
MEIJI Holdings Co Ltd	100	9,853
Nisshin Seifun Group Inc	1,000	15,130
Nissin Foods Holdings Co Ltd	200	12,092
Orkla ASA	2,792	28,860
Tate & Lyle PLC	649	6,299
Toyo Suisan Kaisha Ltd	300	12,634
WH Group Ltd	23,500	18,906
Wilmar International Ltd	7,800	18,422
Yakult Honsha Co Ltd	100	4,478
Yamazaki Baking Co Ltd	200	4,882
		358,612
Gas Utilities – 0.2%
Enagas SA	78	2,346
Gas Natural SDG SA	953	19,583
Hong Kong & China Gas Co Ltd	8,600	16,233
Osaka Gas Co Ltd	4,000	16,653
Snam SpA	11,487	63,686
		118,501
Health Care Equipment & Supplies – 0.8%
Abbott Laboratories†	62	2,622
Baxter International Inc†	128	6,093
Becton Dickinson and Co†	22	3,954
Boston Scientific Corp*	338	8,044
Cochlear Ltd	288	31,071
Coloplast A/S	205	15,901
CR Bard Inc†	154	34,539
CYBERDYNE Inc*	200	3,107

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Danaher Corp†	17	$1,333
DENTSPLY SIRONA Inc	200	11,886
Edwards Lifesciences Corp*	300	36,168
Essilor International SA	77	9,929
Getinge AB	839	16,270
Hologic Inc*	359	13,940
Hoya Corp	700	27,879
Intuitive Surgical Inc*,†	46	33,342
Olympus Corp	200	6,904
Smith & Nephew PLC	1,091	17,588
Sonova Holding AG	115	16,281
St Jude Medical Inc†	275	21,934
Stryker Corp†	59	6,868
Sysmex Corp	100	7,338
Terumo Corp	500	19,060
Varian Medical Systems Inc*,†	661	65,789
William Demant Holding A/S*	1,349	27,543
		445,383
Health Care Providers & Services – 0.8%
Alfresa Holdings Corp	600	12,587
AmerisourceBergen Corp†	136	10,986
Anthem Inc	86	10,777
Cigna Corp	511	66,594
DaVita Inc*,†	299	19,755
Express Scripts Holding Co*	831	58,610
Fresenius Medical Care AG & Co KGaA	117	10,219
Fresenius SE & Co KGaA	135	10,767
HCA Holdings Inc*,†	162	12,252
Henry Schein Inc*,†	149	24,284
Humana Inc	248	43,869
Laboratory Corp of America Holdings*,†	118	16,223
McKesson Corp†	30	5,003
Mediclinic International PLC	808	9,701
Medipal Holdings Corp	600	10,315
Miraca Holdings Inc	200	9,883
Patterson Cos Inc†	1,233	56,644
Quest Diagnostics Inc	176	14,895
Ramsay Health Care Ltd	594	35,962
Sonic Healthcare Ltd	643	10,829
Suzuken Co Ltd/Aichi Japan	400	13,098
		463,253
Health Care Technology – 0%
M3 Inc	200	6,786
Hotels, Restaurants & Leisure – 0.7%
Aristocrat Leisure Ltd	916	11,082
Carnival PLC	224	10,938
Chipotle Mexican Grill Inc*	94	39,809
Darden Restaurants Inc	875	53,655
Domino's Pizza Enterprises Ltd	80	4,305
InterContinental Hotels Group PLC	228	9,396
Marriott International Inc/MD	456	30,702
McDonald's Corp	237	27,340
McDonald's Holdings Co Japan Ltd	100	2,939
Merlin Entertainments PLC	4,417	25,163
MGM China Holdings Ltd	6,800	11,801
Oriental Land Co Ltd/Japan	100	6,050
Royal Caribbean Cruises Ltd	152	11,392
Sands China Ltd	2,400	10,412
Shangri-La Asia Ltd	10,000	10,959
SJM Holdings Ltd	7,000	5,144
Sodexo SA	68	8,096
Tatts Group Ltd	16,560	46,252
TUI AG	630	8,956
Whitbread PLC	314	15,935
William Hill PLC	3,381	13,328
Wyndham Worldwide Corp	394	26,528
Wynn Macau Ltd	2,000	3,311
		393,493
Household Durables – 0.2%
Barratt Developments PLC	2,853	18,275
Casio Computer Co Ltd	200	2,768
DR Horton Inc	94	2,839
Electrolux AB	337	8,453
Iida Group Holdings Co Ltd	100	1,996

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Durables – (continued)
Mohawk Industries Inc*	27	$5,409
Nikon Corp	3,700	54,885
Sekisui Chemical Co Ltd	400	5,701
Sekisui House Ltd	800	13,500
Techtronic Industries Co Ltd	1,500	5,860
Whirlpool Corp	7	1,135
		120,821
Household Products – 0.2%
Church & Dwight Co Inc	612	29,327
Clorox Co†	128	16,023
Colgate-Palmolive Co†	180	13,345
Henkel AG & Co KGaA	26	3,025
Kimberly-Clark Corp†	26	3,280
Procter & Gamble Co†	150	13,463
Reckitt Benckiser Group PLC	141	13,275
Svenska Cellulosa AB SCA	403	11,974
Unicharm Corp	900	23,155
		126,867
Independent Power and Renewable Electricity Producers – 0%
Uniper SE*	59	723
Industrial Conglomerates – 0.2%
3M Co†	36	6,344
CK Hutchison Holdings Ltd	500	6,356
DCC PLC	130	11,835
General Electric Co†	72	2,133
Honeywell International Inc†	13	1,516
Jardine Matheson Holdings Ltd	200	12,122
Keihan Holdings Co Ltd	1,000	6,953
Keppel Corp Ltd	1,300	5,139
Koninklijke Philips NV	103	3,052
Roper Technologies Inc†	57	10,401
Seibu Holdings Inc	400	6,557
Sembcorp Industries Ltd	500	950
Smiths Group PLC	701	13,299
		86,657
Information Technology Services – 1.1%
Amadeus IT Group SA	793	39,609
Atos SE	363	39,109
Capgemini SA	75	7,344
Cognizant Technology Solutions Corp*	281	13,407
Computershare Ltd	1,071	8,458
CSRA Inc	651	17,512
Fidelity National Information Services Inc†	1,909	147,050
Fujitsu Ltd	2,000	10,652
Global Payments Inc†	1,985	152,369
Nomura Research Institute Ltd	500	17,112
NTT Data Corp	100	4,961
Obic Co Ltd	200	10,553
Otsuka Corp	200	9,419
PayPal Holdings Inc*	829	33,964
Teradata Corp*	429	13,299
Total System Services Inc	147	6,931
Visa Inc†	562	46,477
Worldpay Group PLC	7,541	28,946
		607,172
Insurance – 0.6%
Admiral Group PLC	407	10,807
Aflac Inc	44	3,162
Ageas	177	6,454
AIA Group Ltd	3,200	21,268
American International Group Inc	366	21,718
Arthur J Gallagher & Co	742	37,746
Assicurazioni Generali SpA	122	1,488
Assurant Inc	13	1,199
Aviva PLC	1,156	6,599
Baloise Holding AG	126	15,244
Dai-ichi Life Insurance Co Ltd	1,600	21,643
Direct Line Insurance Group PLC	2,446	11,563
Gjensidige Forsikring ASA	468	8,738
Hannover Rueck SE	41	4,391
Hartford Financial Services Group Inc	290	12,418
Legal & General Group PLC	411	1,165
Loews Corp	243	9,999
Mapfre SA	7,834	21,910

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
MS&AD Insurance Group Holdings Inc	100	$2,751
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8	1,492
Old Mutual PLC	5,991	15,714
Poste Italiane SpA	1,393	9,552
Progressive Corp†	257	8,096
Prudential PLC	11	195
RSA Insurance Group PLC	1,688	11,944
Sampo Oyj	186	8,273
SCOR SE	148	4,600
Standard Life PLC	1,185	5,281
Swiss Life Holding AG*	28	7,251
T&D Holdings Inc	100	1,114
Tryg A/S	508	10,196
UnipolSai SpA	1,523	2,477
Unum Group	274	9,675
Willis Towers Watson PLC	184	24,430
XL Group Ltd	204	6,861
		347,414
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	38	31,818
Expedia Inc	83	9,688
Netflix Inc*	498	49,078
Priceline Group Inc*	4	5,886
Rakuten Inc	400	5,172
		101,642
Internet Software & Services – 0.3%
Akamai Technologies Inc*	639	33,861
Alphabet Inc*,†	28	22,514
Alphabet Inc - Class C*,†	43	33,423
Auto Trader Group PLC (144A)	3,290	17,289
Facebook Inc*	228	29,246
Kakaku.com Inc	500	8,990
Mixi Inc	100	3,585
VeriSign Inc*,†	278	21,751
Yahoo Japan Corp	2,900	11,498
		182,157
Leisure Products – 0.2%
Bandai Namco Holdings Inc	100	3,033
Hasbro Inc	684	54,262
Mattel Inc	583	17,653
Sankyo Co Ltd	200	6,786
Sega Sammy Holdings Inc	500	7,077
		88,811
Life Sciences Tools & Services – 0.1%
Agilent Technologies Inc†	98	4,615
Illumina Inc*	13	2,362
Lonza Group AG*	98	18,728
Waters Corp*	216	34,234
		59,939
Machinery – 0.7%
Alfa Laval AB	517	8,108
Amada Holdings Co Ltd	200	2,059
ANDRITZ AG	253	13,770
Atlas Copco AB	217	5,931
Caterpillar Inc	50	4,439
Cummins Inc	40	5,126
Deere & Co†	86	7,340
FANUC Corp	100	16,777
Flowserve Corp	105	5,065
Fortive Corp	242	12,318
GEA Group AG	357	19,813
Hitachi Construction Machinery Co Ltd	800	15,773
Illinois Tool Works Inc†	21	2,517
IMI PLC	740	10,299
Ingersoll-Rand PLC	80	5,435
Kone OYJ	324	16,438
Kubota Corp	200	2,986
Kurita Water Industries Ltd	300	7,072
MAN SE	612	64,506
Metso OYJ	264	7,701
Mitsubishi Heavy Industries Ltd	3,000	12,401
NSK Ltd	700	7,084
PACCAR Inc	17	999
Parker-Hannifin Corp	70	8,787

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Pentair PLC	158	$10,150
Sandvik AB	145	1,595
Schindler Holding AG (PC)	45	8,442
Schindler Holding AG (REG)	177	33,461
Snap-on Inc	97	14,740
Stanley Black & Decker Inc†	45	5,534
Sumitomo Heavy Industries Ltd	2,000	9,745
Wartsila OYJ Abp	320	14,402
Weir Group PLC	371	8,173
Xylem Inc/NY†	279	14,634
Zardoya Otis SA	1,635	15,720
		399,340
Marine – 0.1%
AP Moeller - Maersk A/S	8	11,227
AP Moeller - Maersk A/S - B Shares	6	8,801
Kuehne + Nagel International AG	45	6,533
Mitsui OSK Lines Ltd	9,000	20,683
		47,244
Media – 1.1%
Axel Springer SE	484	24,779
CBS Corp	34	1,861
Comcast Corp	178	11,809
Dentsu Inc	200	10,080
Discovery Communications Inc*	3,611	95,005
Eutelsat Communications SA	634	13,124
Hakuhodo DY Holdings Inc	500	5,809
Interpublic Group of Cos Inc	2,092	46,756
ITV PLC	12,613	30,598
JCDecaux SA	319	10,312
Lagardere SCA	375	9,547
News Corp - Class A†	1,596	22,312
News Corp - Class B	5,723	81,381
Pearson PLC	1,895	18,492
Publicis Groupe SA	110	8,318
REA Group Ltd	246	10,626
Schibsted ASA	499	13,369
Schibsted ASA - Class A	236	6,931
SES SA	50	1,226
Singapore Press Holdings Ltd	7,900	22,076
Sky PLC	1,853	21,468
TEGNA Inc	883	19,302
Telenet Group Holding NV*	220	11,473
Time Warner Inc	97	7,722
Toho Co Ltd/Tokyo	200	6,588
Twenty-First Century Fox Inc	2,472	59,872
Viacom Inc	234	8,915
Walt Disney Co	165	15,322
		595,073
Metals & Mining – 0.4%
Alcoa Inc*	1,697	17,208
Anglo American PLC*	396	4,966
Antofagasta PLC	1,071	7,273
BHP Billiton Ltd	511	8,751
BHP Billiton PLC	1,525	22,974
Fortescue Metals Group Ltd	65	246
Glencore PLC*	10,182	27,993
Hitachi Metals Ltd	100	1,215
JFE Holdings Inc	200	2,882
Maruichi Steel Tube Ltd	200	6,865
Mitsubishi Materials Corp	200	5,405
Newcrest Mining Ltd	222	3,770
Newmont Mining Corp	609	23,928
Norsk Hydro ASA	4,041	17,421
Nucor Corp†	286	14,143
Randgold Resources Ltd	80	8,071
Rio Tinto PLC	563	18,783
South32 Ltd	3,787	6,984
thyssenkrupp AG	275	6,554
		205,432
Multiline Retail – 0.3%
Dollar General Corp	992	69,430
Dollar Tree Inc*,†	209	16,496
Don Quijote Holdings Co Ltd	100	3,634
Isetan Mitsukoshi Holdings Ltd	400	3,902

Shares or Principal Amounts		Value
Common Stocks – (continued)
Multiline Retail – (continued)
J Front Retailing Co Ltd	400	$5,188
Macy's Inc	661	24,490
Marks & Spencer Group PLC	5,296	22,724
Marui Group Co Ltd	600	7,859
Next PLC	229	14,173
Takashimaya Co Ltd	1,000	8,147
Target Corp	206	14,148
		190,191
Multi-Utilities – 0.3%
AGL Energy Ltd	247	3,601
CenterPoint Energy Inc†	251	5,831
Centrica PLC	7,524	22,250
CMS Energy Corp†	60	2,521
Consolidated Edison Inc†	41	3,087
Dominion Resources Inc/VA†	77	5,719
DTE Energy Co†	124	11,615
E.ON SE	595	4,220
Engie SA	948	14,684
National Grid PLC	1,179	16,684
NiSource Inc	252	6,076
Public Service Enterprise Group Inc†	243	10,174
RWE AG*	312	5,374
SCANA Corp†	126	9,119
Sempra Energy†	18	1,929
Suez	786	12,973
Veolia Environnement SA	185	4,260
WEC Energy Group Inc†	41	2,455
		142,572
Oil, Gas & Consumable Fuels – 1.8%
Anadarko Petroleum Corp†	373	23,633
Apache Corp†	372	23,760
BP PLC	3,378	19,699
Cabot Oil & Gas Corp†	1,314	33,901
Caltex Australia Ltd	209	5,477
Chesapeake Energy Corp*	869	5,449
Chevron Corp†	1,010	103,949
Cimarex Energy Co†	93	12,496
Concho Resources Inc*	159	21,839
ConocoPhillips†	998	43,383
Devon Energy Corp†	309	13,630
Eni SpA	674	9,705
EOG Resources Inc	69	6,673
EQT Corp†	664	48,220
Exxon Mobil Corp†	92	8,030
Galp Energia SGPS SA	1,400	19,129
Hess Corp†	243	13,030
Idemitsu Kosan Co Ltd	300	6,154
Inpex Corp	400	3,587
JX Holdings Inc	4,900	19,674
Kinder Morgan Inc/DE†	1,753	40,547
Koninklijke Vopak NV	450	23,614
Lundin Petroleum AB*	1,046	19,137
Marathon Oil Corp†	1,062	16,790
Marathon Petroleum Corp†	576	23,380
Murphy Oil Corp†	428	13,011
Neste Oyj	702	29,915
Newfield Exploration Co*	229	9,952
Noble Energy Inc†	464	16,583
Occidental Petroleum Corp†	14	1,021
Oil Search Ltd	638	3,461
OMV AG	803	23,108
ONEOK Inc	622	31,965
Phillips 66†	645	51,955
Pioneer Natural Resources Co	144	26,734
Range Resources Corp	394	15,268
Repsol SA	378	5,127
Royal Dutch Shell PLC - Class A	419	10,393
Royal Dutch Shell PLC - Class B	863	22,334
Santos Ltd	1,550	4,282
Showa Shell Sekiyu KK	800	7,377
Southwestern Energy Co*,†	498	6,892
Spectra Energy Corp†	87	3,719
Statoil ASA	908	15,215
Tesoro Corp†	279	22,197

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
TonenGeneral Sekiyu KK	1,000	$10,060
TOTAL SA	290	13,736
Valero Energy Corp†	1,008	53,424
Williams Cos Inc	1,331	40,902
Woodside Petroleum Ltd	366	8,015
		1,011,532
Paper & Forest Products – 0.1%
Mondi PLC	985	20,717
Oji Holdings Corp	3,000	11,776
Stora Enso OYJ	2,662	23,636
UPM-Kymmene OYJ	556	11,741
		67,870
Personal Products – 0.1%
Beiersdorf AG	150	14,144
Pola Orbis Holdings Inc	100	8,886
Shiseido Co Ltd	700	18,396
Unilever NV	39	1,799
Unilever PLC	200	9,472
		52,697
Pharmaceuticals – 0.7%
Allergan plc*	8	1,842
Astellas Pharma Inc	200	3,104
AstraZeneca PLC	591	38,325
Bayer AG	159	15,971
Bristol-Myers Squibb Co†	70	3,774
Chugai Pharmaceutical Co Ltd	600	21,511
Eli Lilly & Co†	281	22,553
GlaxoSmithKline PLC	597	12,711
Hikma Pharmaceuticals PLC	309	8,081
Hisamitsu Pharmaceutical Co Inc	200	10,711
Johnson & Johnson†	184	21,736
Kyowa Hakko Kirin Co Ltd	300	4,693
Merck KGaA	103	11,096
Mitsubishi Tanabe Pharma Corp	1,200	25,505
Novartis AG	104	8,181
Novo Nordisk A/S	81	3,366
Ono Pharmaceutical Co Ltd	200	5,536
Orion Oyj	431	16,987
Otsuka Holdings Co Ltd	200	9,052
Perrigo Co PLC	202	18,651
Pfizer Inc†	1,017	34,446
Roche Holding AG	38	9,430
Sanofi	39	2,963
Santen Pharmaceutical Co Ltd	800	11,701
Shionogi & Co Ltd	100	5,081
Sumitomo Dainippon Pharma Co Ltd	700	13,442
Taisho Pharmaceutical Holdings Co Ltd	200	20,357
Zoetis Inc†	173	8,998
		369,804
Professional Services – 0.4%
Bureau Veritas SA	976	20,933
Capita PLC	6,484	56,298
Nielsen Holdings PLC	1,475	79,016
Recruit Holdings Co Ltd	200	8,107
RELX NV	373	6,701
RELX PLC	390	7,394
SGS SA	9	20,155
Wolters Kluwer NV	165	7,060
		205,664
Real Estate Management & Development – 0.2%
CapitaLand Ltd	300	704
CBRE Group Inc*	204	5,708
Deutsche Wohnen AG	229	8,322
Henderson Land Development Co Ltd	3,100	18,385
Mitsubishi Estate Co Ltd	1,000	18,621
New World Development Co Ltd	16,000	20,794
Swire Pacific Ltd	1,500	16,158
Swire Properties Ltd	800	2,341
Swiss Prime Site AG*	128	11,229
UOL Group Ltd	1,800	7,406
Vonovia SE	213	8,064
Wharf Holdings Ltd	2,000	14,556
		132,288

Shares or Principal Amounts		Value
Common Stocks – (continued)
Road & Rail – 0.3%
ComfortDelGro Corp Ltd	7,800	$16,076
CSX Corp	146	4,453
DSV A/S	159	7,918
Hankyu Hanshin Holdings Inc	1,200	41,069
JB Hunt Transport Services Inc	130	10,548
Kansas City Southern	49	4,573
Keikyu Corp	1,000	10,376
Keio Corp	1,000	8,679
Kintetsu Group Holdings Co Ltd	2,000	8,344
MTR Corp Ltd	500	2,753
Nagoya Railroad Co Ltd	2,000	10,829
Norfolk Southern Corp	82	7,959
Tobu Railway Co Ltd	2,000	10,119
Tokyu Corp	1,000	7,575
Union Pacific Corp	54	5,267
		156,538
Semiconductor & Semiconductor Equipment – 1.5%
Applied Materials Inc†	2,679	80,772
ASML Holding NV	222	24,359
Broadcom Ltd	24	4,140
First Solar Inc*	600	23,694
Infineon Technologies AG	403	7,188
KLA-Tencor Corp	578	40,292
Linear Technology Corp†	5,834	345,898
Microchip Technology Inc†	133	8,265
Micron Technology Inc*	1,153	20,500
NVIDIA Corp	150	10,278
Qorvo Inc*	282	15,719
QUALCOMM Inc†	15	1,028
Rohm Co Ltd	200	10,415
Skyworks Solutions Inc	698	53,146
STMicroelectronics NV	1,122	9,157
Texas Instruments Inc†	1,395	97,901
Tokyo Electron Ltd	100	8,755
Xilinx Inc	1,546	84,010
		845,517
Software – 0.9%
Activision Blizzard Inc	728	32,250
Adobe Systems Inc*,†	30	3,256
Autodesk Inc*	236	17,070
Citrix Systems Inc*	539	45,934
Dassault Systemes	363	31,488
Electronic Arts Inc*	515	43,981
Gemalto NV	104	6,668
GungHo Online Entertainment Inc	900	2,193
Konami Holdings Corp	400	15,366
Nexon Co Ltd	300	4,660
Oracle Corp Japan	300	16,836
Red Hat Inc*	1,321	106,776
Sage Group PLC	4,800	45,906
salesforce.com Inc*	346	24,680
SAP SE	282	25,631
Symantec Corp†	1,133	28,438
Trend Micro Inc/Japan	500	17,309
		468,442
Specialty Retail – 0.7%
ABC-Mart Inc	100	6,766
AutoZone Inc*	46	35,344
Bed Bath & Beyond Inc	829	35,738
Dixons Carphone PLC	1,195	5,707
Dufry AG*	65	8,138
Foot Locker Inc	99	6,704
Gap Inc	660	14,678
Hikari Tsushin Inc	100	9,232
Kingfisher PLC	4,505	22,004
L Brands Inc	90	6,369
Lowe's Cos Inc	815	58,851
Nitori Holdings Co Ltd	100	11,885
O'Reilly Automotive Inc*	91	25,490
Ross Stores Inc	272	17,490
Tiffany & Co	1,226	89,044
TJX Cos Inc	16	1,196
Ulta Salon Cosmetics & Fragrance Inc*	4	952
Urban Outfitters Inc*	190	6,559

Shares or Principal Amounts		Value
Common Stocks – (continued)
Specialty Retail – (continued)
USS Co Ltd	300	$5,024
Yamada Denki Co Ltd	600	2,959
		370,130
Technology Hardware, Storage & Peripherals – 0.6%
Apple Inc	290	32,785
Brother Industries Ltd	700	12,158
Canon Inc	300	8,650
Hewlett Packard Enterprise Co	566	12,877
HP Inc	10,866	168,749
Konica Minolta Inc	2,100	17,605
NEC Corp	5,000	12,772
NetApp Inc	346	12,394
Ricoh Co Ltd	4,300	38,594
Seagate Technology PLC	234	9,021
Seiko Epson Corp	300	5,717
Western Digital Corp	275	16,079
		347,401
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	56	9,718
Burberry Group PLC	2,249	40,191
Christian Dior SE	43	7,706
Hanesbrands Inc	510	12,878
Hermes International	39	15,868
HUGO BOSS AG	146	8,072
Li & Fung Ltd	14,000	7,166
Luxottica Group SpA	13	621
Michael Kors Holdings Ltd*	77	3,603
NIKE Inc	503	26,483
Pandora A/S	63	7,615
Swatch Group AG	6	1,697
Swatch Group AG (REG)	268	14,901
Under Armour Inc	340	13,151
VF Corp	82	4,596
		174,266
Tobacco – 0.2%
Altria Group Inc†	665	42,048
Imperial Brands PLC	508	26,158
Philip Morris International Inc†	239	23,236
Reynolds American Inc	273	12,872
Swedish Match AB	346	12,701
		117,015
Trading Companies & Distributors – 0.1%
Brenntag AG	157	8,571
Bunzl PLC	288	8,509
Fastenal Co†	160	6,685
Marubeni Corp	900	4,576
Mitsui & Co Ltd	300	4,114
Rexel SA	102	1,563
Toyota Tsusho Corp	100	2,299
United Rentals Inc*	58	4,552
WW Grainger Inc	28	6,296
		47,165
Transportation Infrastructure – 0.2%
Abertis Infraestructuras SA	2,051	31,929
Aena SA	174	25,661
Aeroports de Paris	34	3,371
Auckland International Airport Ltd	3,424	18,319
Kamigumi Co Ltd	1,000	8,660
Sydney Airport	792	4,224
		92,164
Water Utilities – 0.1%
Severn Trent PLC	596	19,348
United Utilities Group PLC	2,311	30,038
		49,386
Wireless Telecommunication Services – 0.3%
KDDI Corp	400	12,289
Millicom International Cellular SA (SDR)	154	7,991
NTT DOCOMO Inc	600	15,161
SoftBank Group Corp	200	12,865
StarHub Ltd	10,600	26,667
Tele2 AB	3,256	28,114

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Vodafone Group PLC	11,669	$33,533
		136,620
Total Common Stocks (cost $15,244,597)		15,704,277
Preferred Stocks – 0.1%
Automobiles – 0%
Porsche Automobil Holding SE	103	5,256
Chemicals – 0.1%
FUCHS PETROLUB SE	835	38,087
Household Products – 0%
Henkel AG & Co KGaA	75	10,193
Total Preferred Stocks (cost $50,421)		53,536
Investment Companies – 58.6%
Closed-End Funds – 0.2%
BlackRock Limited Duration Income Trust	5,375	83,420
Exchange-Traded Funds (ETFs) – 26.7%
Consumer Staples Select Sector SPDR Fund†	7,155	380,718
Deutsche X-trackers Harvest CSI 300 China A-Shares†	30,247	743,471
Energy Select Sector SPDR Fund†	3,240	228,776
Financial Select Sector SPDR Fund	12,126	234,032
Global X MSCI Colombia†	23,769	225,568
Global X MSCI Greece	1,872	13,441
iShares Core MSCI Emerging Markets†	10,380	473,432
iShares Core S&P 500†	32,038	6,970,187
iShares MSCI All Peru Capped†	6,290	208,828
iShares MSCI Brazil Capped†	6,509	219,549
iShares MSCI Chile Capped†	3,749	138,301
iShares MSCI EAFE†	1,770	104,660
iShares MSCI Emerging Markets	4	150
iShares MSCI Indonesia	1,471	38,893
iShares MSCI Mexico Capped†	4,096	198,574
iShares MSCI Philippines†	622	23,176
iShares MSCI South Korea Capped†	1,678	97,542
iShares MSCI Thailand Capped	630	46,311
iShares Russell 2000	1,084	134,644
Lyxor UCITS FTSE MIB - EUR	2,220	40,143
Real Estate Select Sector SPDR Fund	316	10,355
Schwab US Broad Market	200	10,464
SPDR S&P Aerospace & Defense	6,480	377,849
VanEck Vectors Russia†	22,935	430,261
Vanguard FTSE Europe†	10,000	487,300
Vanguard FTSE Pacific†	32,088	1,943,891
Vanguard S&P 500†	2,900	576,201
WisdomTree Japan Hedged Equity Fund†	8,000	343,280
		14,699,997
Money Markets – 31.7%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	17,430,396	17,430,396
Total Investment Companies (cost $31,495,873)		32,213,813
Total Investments (total cost $48,855,843) – 91.3%		50,207,163
Cash, Receivables and Other Assets, net of Liabilities – 8.7%		4,767,089
Net Assets – 100%		$54,974,252

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$37,949,568	75.6%
Japan	2,435,798	4.8
United Kingdom	1,799,128	3.6
Australia	992,461	2.0
Spain	806,641	1.6
China	743,471	1.5
France	702,495	1.4
Germany	655,548	1.3
Russia	430,261	0.9
Switzerland	413,247	0.8
Hong Kong	398,298	0.8
Sweden	291,828	0.6
Colombia	225,568	0.4

Brazil	219,549	0.4
Singapore	217,620	0.4
Denmark	215,574	0.4
Canada	212,316	0.4
Finland	203,172	0.4
Mexico	198,574	0.4
Netherlands	195,192	0.4
Italy	178,077	0.4
Norway	143,536	0.3
Chile	138,301	0.3
South Korea	97,542	0.2
Belgium	66,601	0.1
Thailand	46,311	0.1
Austria	43,630	0.1
New Zealand	42,209	0.1
Indonesia	38,893	0.1
Ireland	34,642	0.1
Portugal	34,495	0.1
Philippines	23,176	0.0
Greece	13,441	0.0

Total	$50,207,163	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	11/10/16	898,000	$686,495	$1,488
Brazilian Real	11/10/16	410,000	124,645	1,294
British Pound	11/10/16	482,000	625,092	491
Canadian Dollar	11/10/16	1,238,000	944,053	1,279
Chilean Peso	11/10/16	64,979,000	98,490	(110)
Colombian Peso	11/10/16	89,269,000	30,739	(323)
Euro	11/10/16	2,163,000	2,433,948	271
Hong Kong Dollar	11/10/16	(391,000)	(50,433)	(8)
Indonesian Rupiah	11/10/16	606,488,000	46,364	201
Japanese Yen	11/10/16	140,698,500	1,390,088	(3,261)
Korean Won	11/10/16	163,276,000	148,282	406
Malaysian Ringgit	11/10/16	22,000	5,313	18
Mexican Peso	11/10/16	(112,000)	(5,753)	(4)
Philippine Peso	11/10/16	2,606,000	53,690	84
Polish Zloty	11/10/16	(23,000)	(6,012)	25
Russian Rouble	11/10/16	4,402,000	69,579	(570)
Singapore Dollar	11/10/16	249,000	182,706	35
South African Rand	11/10/16	(20,000)	(1,447)	17
Swedish Krona	11/10/16	1,337,000	156,227	186
Thailand Baht	11/10/16	2,438,000	70,363	(39)
Turkish Lira	11/10/16	(36,000)	(11,901)	(15)
Total			$6,990,528	$1,465

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	30	12/16	$35,207	$10,030
10-Year Canadian Government Bond	9	12/16	6,375	(3,161)
10-Year mini-Japanese Government Bond	21	12/16	14,475	(207)
10-Year US Treasury Note	17	12/16	1,328	(5,312)
30-Year Euro-Buxl Bond	1	12/16	1,964	(1,615)

3-Year Australian Treasury Bond	74	12/16	6,503	12,491
BIST National-30 Index	57	10/16	(2,499)	(2,851)
CBOE VIX Index	65	10/16	(30,817)	(67,856)
DAX Index	2	12/16	6,677	4,804
Euro-BTP Italian Government Bond	10	12/16	(10,928)	(1,005)
Euro-OAT	6	12/16	2,047	(2,894)
FTSE 100 Index	6	12/16	15,640	4,163
FTSE Bursa Malaysia KLCI Index	2	12/16	(435)	(193)
FTSE/JSE Top 40 Index	4	12/16	(2,629)	268
Gold	3	12/16	(8,400)	(1,980)
H-Shares Index	1	12/16	510	(877)
KOSPI 200 Index	1	12/16	(1,781)	(316)
Long Gilt	5	12/16	(6,833)	(5,898)
Mexican Bolsa Index	7	12/16	2,720	(3,026)
mini-MSCI Emerging Markets Index	13	12/16	13,000	(7,605)
MSCI Taiwan Stock Index	10	10/16	5,229	-
S&P 500 E-mini	13	12/16	28,860	(1,820)
SGX Nifty 50 Index	6	10/16	(1,284)	(1,836)
Silver	3	12/16	8,235	1,395
SPI 200 Index	5	12/16	24,903	1,422
Topix Index	5	12/16	(6,154)	(4,168)
US Treasury Long Bond	1	12/16	(2,156)	(1,094)
WIG20 Index	11	12/16	(67)	(3)
WTI Crude	5	11/16	20,750	5,950
			120,440	(73,194)
Futures Sold:
5-Year US Treasury Note	53	12/16	$(14,078)	$7,867
CBOE VIX Index	65	11/16	19,441	39,472
			5,363	47,339
Total			$125,803	$(25,855)

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Credit Default Swap Index(3)
CDX.NA.HY.24	N/A	5%	6/20/20	264,698	USD	$ 18,019	$ 1,721	$ 1,144
CDX.NA.IG.24	N/A	1	6/20/20	789,000	USD	13,252	(2,610)	788
iTraxx Europe Series 23 Version 1	N/A	1	6/20/20	356,000	EUR	5,497	1,063	121
iTraxx Europe Crossover Series 23 Version 1	N/A	5	6/20/20	192,172	EUR	17,047	1,622	251
Total						$ 53,815	$ 1,796	$ 2,304

(1) If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2) If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3) For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $422,628, which represents 0.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $17,172,567.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	1,192,000	20,736,396	(4,498,000)	17,430,396	$—	$13,431	$17,430,396

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Foreign Government Bonds	$ -	$ 1,881,915	$ -
United States Treasury Notes/Bonds	-	353,622	-
Common Stocks	15,704,277	-	-
Preferred Stocks	-	53,536	-
Investment Companies	14,783,417	17,430,396	-
Total Investments in Securities	$ 30,487,694	$ 19,719,469	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 5,795	$ -
Variation Margin Receivable	87,862	2,304	-
Total Assets	$ 30,575,556	$ 19,727,568	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 4,330	$ -
Variation Margin Payable	113,717	-	-
Total Liabilities	$ 113,717	$ 4,330	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $6,250,214 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended September 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $75,779 and $7,037,166, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $28,011,674 and $7,427,894, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various ETFs for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased call and put options are $192 and $734, respectively. There were no purchased options held at September 30, 2016.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended September 30, 2016, the average ending monthly market value amounts on written put options is $3,065. There were no written options held at September 30, 2016.

Written option activity for the period ended September 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	250	$ 6,750
Options written	-	-
Options closed	-	-
Options expired	(250)	(6,750)
Options exercised	-	-
Options outstanding at September 30, 2016	-	$ -

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended September 30, 2016, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $46,970.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 49,028,517	$ 1,676,224	$ (497,578)	$ 1,178,646

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Investment Companies – 19.6%
Money Markets – 19.6%
Janus Cash Liquidity Fund LLC, 0.3767%(a),ºº,£ (cost $12,014,116)	12,014,116	$12,014,116
U.S. Government Agency Notes – 65.2%
United States Treasury Bill:
0%, 10/6/16◊	$10,000,000	9,999,910
0%, 11/3/16†,◊	10,000,000	9,998,290
0%, 12/8/16†,◊	10,000,000	9,997,327
0%, 1/12/17†,◊	10,000,000	9,992,680
Total U.S. Government Agency Notes (cost $39,981,613)		39,988,207
Total Investments (total cost $51,995,729) – 84.8%		52,002,323
Cash, Receivables and Other Assets, net of Liabilities – 15.2%		9,305,853
Net Assets – 100%		$61,308,176

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	10/7/16	260,000	$198,936	$895
British Pound	10/7/16	(93,000)	(120,527)	(609)
Canadian Dollar	10/7/16	(482,000)	(367,445)	(601)
Euro	10/7/16	1,350,000	1,516,563	(1,946)
Japanese Yen	10/7/16	153,100,000	1,510,232	10,477
New Zealand Dollar	10/7/16	(5,826,000)	(4,240,103)	214
Norwegian Krone	10/7/16	(33,220,000)	(4,157,200)	27,284
Swedish Krona	10/7/16	35,980,000	4,196,212	4,157
Swiss Franc	10/7/16	3,467,000	3,570,617	1,349
Total			$2,107,285	$41,220

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Copper(a)	15	3/17	$23,303	$6,175
Cotton No. 2(a)	23	3/17	(20,241)	(4,069)
Euro-Bund	85	12/16	45,577	(48,048)
Gold(a)	6	2/17	(15,850)	(3,253)
Live Cattle(a)	29	4/17	(26,433)	(33,014)
S&P 500 E-mini	66	12/16	11,658	(31,914)
Silver(a)	8	3/17	6,130	3,152
Sugar #11 (World)(a)	49	7/17	67,461	(26,609)
			91,605	(137,580)
Futures Sold:
Brent Crude(a)	32	12/16	$(113,947)	$(29,489)
Coffee 'C'(a)	21	3/17	(48,306)	10,158
Corn(a)	93	5/17	13,460	(30,927)
Live Cattle(a)	10	2/17	9,050	14,000
Soybean(a)	34	3/17	(4,886)	(11,706)
U.S. Dollar Index	70	12/16	13,639	(2,997)
Wheat(a)	75	3/17	404	4,341
WTI Crude(a)	33	12/16	(375)	(37,160)
			(130,961)	(83,780)
Total			$(39,356)	$(221,360)

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	11/1/16	$9,600,000	$(815)
BNP Paribas(a)	Plus 22 basis points	A long/short basket of commodity indices	10/31/16	63,400,000	(12)
BNP Paribas	Minus 30 basis points	A long/short basket of equity indices	11/3/16	10,800,000	-
BNP Paribas	Plus 40 basis points	A long/short basket of equity indices	11/3/16	18,900,000	1
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	11/4/16	(8,500,057)	(24)
Goldman Sachs International	1 month USD LIBOR plus 65 basis points	MSCI Daily Total Return Net Emerging Markets	11/4/16	8,500,036	(28)

Total					$(878)

Notes to Consolidated Schedule of Investments (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $21,988,998.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	22,843,654	7,660,462	(18,490,000)	12,014,116	$—	$21,390	$12,014,116

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$ -	$ 12,014,116	$ -
U.S. Government Agency Notes	-	39,988,207	-
Total Investments in Securities	$ -	$ 52,002,323	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 44,376	$ -
Outstanding Swap Contracts, at Value	-	1	-
Variation Margin Receivable	37,826	-	-
Total Assets	$ 37,826	$ 52,046,700	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 3,156	$ -
Outstanding Swap Contracts, at Value	-	879	-
Variation Margin Payable	259,186	-	-
Total Liabilities	$ 259,186	$ 4,035	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of September 30, 2016, the Fund owns 1,053,889 shares of the Subsidiary, with a market value of $14,269,659. This represents 23% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended September 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $6,044,690 and $7,361,536, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $46,539,295 and $9,179,901, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period ended September 30, 2016, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $1,061,703 and $(396,773), respectively.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the

EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Consolidated Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 52,985,300	$ 6,594	$ (989,571)	$ (982,977)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.0%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$14,947,000	$15,472,172
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	5,788,000	5,836,961
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,333,000	10,516,392
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,100,000	10,481,540
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	36,857,000	37,458,691
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	11,081,000	11,229,355
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	13,819,725	13,802,612
Banc of America Commercial Mortgage Trust 2007-3, 5.7233%, 6/10/49‡	8,675,811	8,700,298
CGBAM Commercial Mortgage Trust 2014-HD, 3.5243%, 2/15/31 (144A)‡	4,651,000	4,408,611
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	21,937,468	21,996,514
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	3,985,536	3,985,339
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	9,919,389	10,182,362
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,559,150	5,737,857
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	14,590,000	14,168,187
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	9,733,326	10,009,538
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,211,373	27,466,479
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	17,293,927	16,132,728
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	6,855,842	6,892,639
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	15,769,000	15,068,946
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	7,205,000	7,158,397
Hilton USA Trust 2013-HLT, 5.6086%, 11/5/30 (144A)‡	4,730,000	4,737,301
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	11,157,582	11,190,172
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	10,795,000	10,806,014
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.3243%, 1/15/32 (144A)‡	8,049,000	8,032,098
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.4743%, 1/15/32 (144A)‡	8,729,000	8,703,064
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.2743%, 7/15/36 (144A)‡	4,251,000	4,258,446
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.0243%, 7/15/36 (144A)‡	14,352,000	14,280,079
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	9,457,000	9,242,511
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	4,375,883	4,373,407
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	9,854,979	9,877,278
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	5,389,176	5,475,500
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4538%, 9/15/45‡	7,952,564	7,998,336
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,300,000	5,296,820
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	4,500,000	4,496,400
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	6,989,000	7,022,128
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,689,000	17,075,150
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,182,000	11,539,165
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,596,000	10,836,099
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,533,000	18,008,097
Starwood Retail Property Trust 2014-STAR, 3.0243%, 11/15/27 (144A)‡	5,056,000	4,968,296
Starwood Retail Property Trust 2014-STAR, 3.7743%, 11/15/27 (144A)‡	16,629,884	15,896,885
Starwood Retail Property Trust 2014-STAR, 4.6743%, 11/15/27 (144A)‡	8,155,000	7,655,276
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	19,870,000	20,149,054
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	15,753,104	15,893,960
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	27,520,082	27,548,485
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1580%, 2/15/51‡	18,292,731	18,323,364
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1387%, 5/15/46‡	7,386,597	7,403,340
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2743%, 1/15/27 (144A)‡	4,847,000	4,687,898
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.7743%, 2/15/27 (144A)‡	6,719,000	6,516,537
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.7743%, 2/15/27 (144A)‡	1,982,000	1,926,744
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	33,110,550	33,256,700
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $595,963,751)		594,180,222
Bank Loans and Mezzanine Loans – 3.8%
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc, 0%, 2/1/20(a),‡	15,326,000	15,428,684
Communications – 1.4%
Charter Communications Operating LLC, 3.0000%, 7/1/20‡	8,983,573	9,007,200
Charter Communications Operating LLC, 3.0000%, 1/3/21‡	11,146,396	11,176,045
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	26,036,165	26,191,601
Level 3 Financing Inc, 3.5000%, 5/31/22(a),‡	38,030,000	38,220,150
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	11,729,000	11,782,719
Nielsen Finance LLC, 3.5132%, 4/15/21‡	6,312,423	6,321,640
Nielsen Finance LLC, 0%, 10/4/23(a),‡	17,673,000	17,747,580

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
T-Mobile USA Inc, 3.5000%, 11/9/22‡	$18,497,812	$18,639,135
		139,086,070
Consumer Cyclical – 1.1%
Aramark Services Inc, 3.3377%, 9/7/19‡	16,366,686	16,458,830
Aramark Services Inc, 3.3377%, 2/24/21‡	22,055,448	22,179,620
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20(a),‡	1,665,576	1,673,904
Hilton Worldwide Finance LLC, 3.0967%, 10/25/23(a),‡	17,030,429	17,123,585
KFC Holding Co, 3.2809%, 6/16/23‡	27,546,000	27,718,162
Landry's Inc, 0%, 10/4/23(a),‡	24,670,000	24,782,989
		109,937,090
Consumer Non-Cyclical – 0.6%
DaVita Inc, 3.5000%, 6/24/21‡	7,416,066	7,449,438
HCA Inc, 3.5877%, 2/15/24(a),‡	27,725,244	27,967,839
IMS Health Inc, 3.5000%, 3/17/21‡	14,083,875	14,114,014
Tumi Holdings Inc, 3.2732%, 5/13/21‡	9,350,000	9,256,500
		58,787,791
Technology – 0.5%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23(a),‡	47,585,997	48,128,002
CommScope Inc, 0%, 12/29/22(a),‡	2,320,000	2,339,581
		50,467,583
Total Bank Loans and Mezzanine Loans (cost $373,044,174)		373,707,218
Corporate Bonds – 40.3%
Asset-Backed Securities – 0.2%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	21,455,000	21,407,460
Banking – 6.3%
Ally Financial Inc, 3.2500%, 11/5/18	10,809,000	10,863,045
Ally Financial Inc, 8.0000%, 12/31/18	4,153,000	4,578,683
Bank of America Corp, 5.4200%, 3/15/17	5,560,000	5,655,938
Bank of America Corp, 5.7000%, 5/2/17	13,175,000	13,483,756
Bank of America Corp, 4.4500%, 3/3/26	28,531,000	30,619,669
Bank of America Corp, 6.3000%µ	13,039,000	14,163,614
Bank of America NA, 5.3000%, 3/15/17	28,155,000	28,647,178
Citigroup Inc, 2.2554%, 9/1/23‡	24,083,000	24,198,261
Citigroup Inc, 4.4500%, 9/29/27	18,222,000	19,068,831
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,682,000	6,683,076
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,646,000	4,832,044
Citizens Financial Group Inc, 4.3000%, 12/3/25	25,008,000	26,240,219
Discover Financial Services, 3.9500%, 11/6/24	18,411,000	18,846,733
Discover Financial Services, 3.7500%, 3/4/25	15,558,000	15,744,229
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,349,000	34,548,218
Goldman Sachs Group Inc, 5.6250%, 1/15/17	7,686,000	7,776,948
Goldman Sachs Group Inc, 3.7500%, 2/25/26	19,520,000	20,496,547
JPMorgan Chase & Co, 2.2950%, 8/15/21	31,699,000	31,767,945
JPMorgan Chase & Co, 3.3750%, 5/1/23	34,978,000	35,937,656
JPMorgan Chase & Co, 4.2500%, 10/1/27	27,240,000	29,226,886
JPMorgan Chase Capital XXI, 1.7091%, 2/2/37‡	2,110,000	1,688,000
JPMorgan Chase Capital XXIII, 1.8170%, 5/15/47‡	1,363,000	1,032,473
Morgan Stanley, 5.5500%, 4/27/17	7,440,000	7,611,738
Morgan Stanley, 2.4500%, 2/1/19	11,606,000	11,815,129
Morgan Stanley, 2.8000%, 6/16/20	17,498,000	17,950,638
Morgan Stanley, 4.8750%, 11/1/22	7,831,000	8,637,303
Morgan Stanley, 3.9500%, 4/23/27	17,340,000	18,010,174
Morgan Stanley, 5.5500%µ	19,444,000	19,857,185
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	12,096,000	12,218,291
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	18,180,000	19,054,876
Santander UK PLC, 5.0000%, 11/7/23 (144A)	26,374,000	27,485,822
SVB Financial Group, 5.3750%, 9/15/20	16,641,000	18,495,822
Synchrony Financial, 2.6000%, 1/15/19	831,000	840,788
Synchrony Financial, 3.0000%, 8/15/19	21,494,000	22,001,796
Synchrony Financial, 4.5000%, 7/23/25	23,962,000	25,321,891
UBS AG, 4.7500%, 5/22/23‡	9,922,000	10,106,053
Wells Fargo & Co, 3.0000%, 4/22/26	7,370,000	7,439,300
Wells Fargo & Co, 5.8750%µ	12,530,000	13,595,050
		626,541,805
Basic Industry – 1.4%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	8,688,000	8,655,907
Air Liquide Finance SA, 2.2500%, 9/27/23 (144A)	7,853,000	7,868,023
Air Liquide Finance SA, 2.5000%, 9/27/26 (144A)	7,812,000	7,853,974
Albemarle Corp, 4.1500%, 12/1/24	4,366,000	4,706,583
Alcoa Inc, 5.1250%, 10/1/24	24,431,000	25,988,476
ArcelorMittal, 7.2500%, 2/25/22‡	1,580,000	1,793,300
Ashland LLC, 3.8750%, 4/15/18	11,284,000	11,622,520
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,024,000	33,467,098

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	$17,274,000	$18,400,334
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,032,000	17,801,523
		138,157,738
Brokerage – 3.2%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,514,000	10,988,318
Charles Schwab Corp, 3.0000%, 3/10/25	11,610,000	12,074,783
Charles Schwab Corp, 7.0000%µ	16,618,000	19,276,880
E*TRADE Financial Corp, 5.3750%, 11/15/22	21,195,000	22,592,959
E*TRADE Financial Corp, 4.6250%, 9/15/23	28,634,000	29,759,746
Intercontinental Exchange Inc, 3.7500%, 12/1/25	19,155,000	20,739,138
Lazard Group LLC, 6.8500%, 6/15/17	465,000	479,766
Lazard Group LLC, 4.2500%, 11/14/20	20,019,000	21,464,192
Lazard Group LLC, 3.7500%, 2/13/25	5,125,000	5,159,117
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	24,804,000	25,889,175
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	23,697,000	20,260,556
Raymond James Financial Inc, 5.6250%, 4/1/24	47,096,000	54,454,515
Raymond James Financial Inc, 3.6250%, 9/15/26	5,349,000	5,435,766
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)§	6,703,000	7,204,840
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	18,184,000	18,947,910
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	34,587,000	37,130,182
		311,857,843
Capital Goods – 1.4%
Ball Corp, 4.3750%, 12/15/20	11,110,000	11,859,925
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,126,000	12,277,575
General Electric Co, 5.0000%µ	21,768,000	23,149,180
Harris Corp, 4.2500%, 10/1/16	13,180,000	13,180,000
Martin Marietta Materials Inc, 4.2500%, 7/2/24	9,436,000	10,052,973
Masco Corp, 3.5000%, 4/1/21	11,390,000	11,788,650
Masco Corp, 4.3750%, 4/1/26	1,921,000	2,021,853
Owens Corning, 4.2000%, 12/1/24	10,030,000	10,640,857
Owens Corning, 3.4000%, 8/15/26	3,714,000	3,731,229
Vulcan Materials Co, 7.0000%, 6/15/18	13,081,000	14,094,777
Vulcan Materials Co, 7.5000%, 6/15/21	7,053,000	8,551,763
Vulcan Materials Co, 4.5000%, 4/1/25	19,946,000	21,541,680
		142,890,462
Communications – 4.0%
American Tower Corp, 3.3000%, 2/15/21	21,096,000	22,053,421
American Tower Corp, 3.4500%, 9/15/21	1,835,000	1,931,259
American Tower Corp, 3.5000%, 1/31/23	3,254,000	3,394,140
American Tower Corp, 4.4000%, 2/15/26	11,535,000	12,634,020
American Tower Corp, 3.3750%, 10/15/26	27,271,000	27,642,349
AT&T Inc, 3.4000%, 5/15/25	10,397,000	10,681,961
AT&T Inc, 4.1250%, 2/17/26	7,616,000	8,229,857
BellSouth LLC, 4.4000%, 4/26/17 (144A)	89,008,000	90,636,846
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	16,151,000	16,797,040
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4640%, 7/23/22 (144A)	3,218,000	3,472,422
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25 (144A)	32,576,000	35,933,120
Comcast Corp, 2.3500%, 1/15/27	11,068,000	10,920,685
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	23,525,000	23,714,447
Crown Castle International Corp, 4.8750%, 4/15/22	27,628,000	30,819,034
Crown Castle International Corp, 5.2500%, 1/15/23	14,508,000	16,427,989
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	11,871,000	11,936,924
Time Warner Cable LLC, 5.8500%, 5/1/17	16,071,000	16,472,293
UBM PLC, 5.7500%, 11/3/20 (144A)	18,799,000	20,372,457
Verizon Communications Inc, 1.7500%, 8/15/21	7,299,000	7,219,185
Verizon Communications Inc, 2.6250%, 8/15/26	18,600,000	18,255,342
Verizon Communications Inc, 4.1250%, 8/15/46	9,267,000	9,269,558
		398,814,349
Consumer Cyclical – 3.4%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	22,674,000	23,580,960
Brinker International Inc, 3.8750%, 5/15/23	29,696,000	28,123,033
CVS Health Corp, 2.8000%, 7/20/20	34,494,000	35,737,647
CVS Health Corp, 4.7500%, 12/1/22	8,829,000	10,013,622
CVS Health Corp, 5.0000%, 12/1/24	11,868,000	13,745,779
DR Horton Inc, 4.7500%, 5/15/17	6,951,000	7,081,331
DR Horton Inc, 3.7500%, 3/1/19	12,226,000	12,730,322
DR Horton Inc, 4.0000%, 2/15/20	2,925,000	3,082,219
General Motors Co, 4.8750%, 10/2/23	29,111,000	31,539,527
General Motors Financial Co Inc, 3.1000%, 1/15/19	18,300,000	18,653,702
General Motors Financial Co Inc, 3.7000%, 5/9/23	7,512,000	7,640,140

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	$27,244,000	$27,959,155
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,265,000	4,307,650
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	3,048,000	3,076,560
Macy's Retail Holdings Inc, 5.9000%, 12/1/16	4,912,000	4,949,149
MDC Holdings Inc, 5.5000%, 1/15/24	13,919,000	14,545,355
Priceline Group Inc, 3.6000%, 6/1/26	32,263,000	33,826,981
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	5,836,000	5,981,900
Toll Brothers Finance Corp, 4.0000%, 12/31/18	5,979,000	6,195,739
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,861,000	5,347,100
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,327,000	3,410,175
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	5,649,000	5,781,011
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	3,584,000	3,696,706
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	14,583,000	15,138,875
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	2,505,000	2,715,776
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	6,154,000	6,525,579
		335,385,993
Consumer Non-Cyclical – 6.2%
AbbVie Inc, 3.2000%, 5/14/26	30,355,000	30,730,006
Actavis Funding SCS, 3.0000%, 3/12/20	27,516,000	28,410,683
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	6,152,000	6,348,224
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	35,101,000	37,049,421
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	56,491,000	60,671,334
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	24,518,000	29,171,051
Becton Dickinson and Co, 1.8000%, 12/15/17	17,892,000	17,973,444
Express Scripts Holding Co, 4.5000%, 2/25/26	29,976,000	32,878,696
Express Scripts Holding Co, 4.8000%, 7/15/46	11,214,000	11,648,778
HCA Inc, 3.7500%, 3/15/19	8,775,000	9,071,156
Kraft Heinz Foods Co, 2.8000%, 7/2/20	13,466,000	13,955,166
Kraft Heinz Foods Co, 3.5000%, 7/15/22	11,538,000	12,261,213
Kraft Heinz Foods Co, 3.0000%, 6/1/26	15,049,000	15,169,061
Life Technologies Corp, 6.0000%, 3/1/20	14,721,000	16,461,302
Molson Coors Brewing Co, 3.0000%, 7/15/26	18,482,000	18,610,006
Molson Coors Brewing Co, 4.2000%, 7/15/46	7,358,000	7,666,602
Newell Brands Inc, 3.1500%, 4/1/21	6,006,000	6,257,429
Newell Brands Inc, 3.8500%, 4/1/23	5,150,000	5,482,000
Newell Brands Inc, 5.0000%, 11/15/23 (144A)	10,216,000	10,876,618
Newell Brands Inc, 4.2000%, 4/1/26	35,862,000	39,057,591
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	16,301,000	16,540,445
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	6,596,000	6,883,506
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	14,812,000	14,830,648
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	20,027,000	20,123,991
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	19,967,000	20,074,402
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	3,053,000	3,072,081
Sysco Corp, 2.5000%, 7/15/21	4,608,000	4,706,754
Sysco Corp, 3.3000%, 7/15/26	11,453,000	11,872,592
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	12,600,000	12,552,485
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	9,269,000	9,292,784
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	14,169,000	14,234,546
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	11,049,000	11,408,092
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	10,797,000	11,242,376
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	24,834,000	25,237,403
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	15,037,000	15,916,725
		607,738,611
Electric – 1.3%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	2,650,000	2,643,677
Dominion Resources Inc/VA, 2.8500%, 8/15/26	3,727,000	3,707,023
Duke Energy Corp, 1.8000%, 9/1/21	7,162,000	7,123,726
Duke Energy Corp, 2.6500%, 9/1/26	11,190,000	10,980,378
IPALCO Enterprises Inc, 5.0000%, 5/1/18	8,303,000	8,655,878
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	16,355,000	18,218,603
Southern Co, 2.3500%, 7/1/21	28,177,000	28,715,153
Southern Co, 2.9500%, 7/1/23	15,027,000	15,526,002
Southern Co, 3.2500%, 7/1/26	28,615,000	29,637,843
		125,208,283
Energy – 4.0%
Anadarko Petroleum Corp, 6.3750%, 9/15/17	693,000	722,482
Anadarko Petroleum Corp, 4.8500%, 3/15/21	3,025,000	3,247,392
Anadarko Petroleum Corp, 5.5500%, 3/15/26	19,437,000	21,964,568
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	4,109,000	4,205,044
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	7,304,000	7,664,737
Cenovus Energy Inc, 5.7000%, 10/15/19	458,000	491,627
Cimarex Energy Co, 5.8750%, 5/1/22	15,286,000	16,007,239
Cimarex Energy Co, 4.3750%, 6/1/24	5,128,000	5,355,909
ConocoPhillips Co, 4.2000%, 3/15/21	14,109,000	15,270,904

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
ConocoPhillips Co, 4.9500%, 3/15/26	$18,545,000	$20,903,312
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	3,594,000	3,728,969
Energy Transfer Partners LP, 4.1500%, 10/1/20	9,083,000	9,500,137
Energy Transfer Partners LP, 4.7500%, 1/15/26	9,519,000	9,834,564
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	33,909,000	35,783,693
Hess Corp, 4.3000%, 4/1/27	16,686,000	16,815,917
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
7.2500%, 10/1/20 (144A)	12,100,000	12,538,625
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	10,325,000	10,736,121
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,474,000	9,246,244
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,790,000	10,227,270
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	978,000	1,094,068
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,815,000	8,631,378
Oceaneering International Inc, 4.6500%, 11/15/24	21,567,000	21,711,154
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,163,000	11,226,942
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	23,237,000	24,070,349
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	13,199,000	14,554,221
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	24,620,000	25,235,500
Spectra Energy Partners LP, 4.7500%, 3/15/24	22,135,000	24,299,471
Western Gas Partners LP, 5.3750%, 6/1/21	22,530,000	24,530,078
Williams Cos Inc, 3.7000%, 1/15/23	5,933,000	5,755,010
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	17,694,000	17,901,851
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	1,622,000	1,639,375
		394,894,151
Finance Companies – 0.8%
CIT Group Inc, 5.0000%, 5/15/17	5,242,000	5,340,288
CIT Group Inc, 4.2500%, 8/15/17	52,809,000	53,799,169
CIT Group Inc, 5.5000%, 2/15/19 (144A)	12,367,000	13,093,561
International Lease Finance Corp, 8.7500%, 3/15/17	8,795,000	9,047,856
		81,280,874
Financial Institutions – 1.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	25,498,000	27,294,997
Kennedy-Wilson Inc, 5.8750%, 4/1/24	35,017,000	35,279,627
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	43,823,000	43,888,384
		106,463,008
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	6,877,000	7,573,908
Insurance – 1.2%
Aetna Inc, 2.4000%, 6/15/21	12,926,000	13,075,670
Aetna Inc, 2.8000%, 6/15/23	9,351,000	9,548,671
Aetna Inc, 3.2000%, 6/15/26	22,727,000	23,107,109
Berkshire Hathaway Inc, 3.1250%, 3/15/26	3,462,000	3,638,770
CNO Financial Group Inc, 4.5000%, 5/30/20	5,157,000	5,279,479
CNO Financial Group Inc, 5.2500%, 5/30/25	16,427,000	16,303,797
Primerica Inc, 4.7500%, 7/15/22	30,091,000	32,928,882
Voya Financial Inc, 5.6500%, 5/15/53‡	13,763,000	13,763,000
		117,645,378
Natural Gas – 0%
MPLX LP, 4.5000%, 7/15/23	4,571,000	4,661,830
Owned No Guarantee – 0.1%
Korea National Oil Corp, 4.0000%, 10/27/16 (144A)	10,949,000	10,967,832
Real Estate Investment Trusts (REITs) – 1.4%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,112,000	5,189,319
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	25,967,000	28,248,798
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	11,703,000	12,567,700
Goodman Funding Pty Ltd, 6.3750%, 4/15/21 (144A)	23,721,000	27,750,439
Post Apartment Homes LP, 4.7500%, 10/15/17	11,448,000	11,811,348
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,306,000	5,845,986
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,203,000	7,118,321
SL Green Realty Corp, 5.0000%, 8/15/18	11,451,000	11,957,283
SL Green Realty Corp, 7.7500%, 3/15/20	20,371,000	23,714,289
		134,203,483
Technology – 3.6%
Cadence Design Systems Inc, 4.3750%, 10/15/24	33,934,000	34,880,555
Fidelity National Information Services Inc, 3.6250%, 10/15/20	10,591,000	11,233,567
Fidelity National Information Services Inc, 5.0000%, 3/15/22	3,586,000	3,714,178
Fidelity National Information Services Inc, 4.5000%, 10/15/22	14,187,000	15,638,841
Fidelity National Information Services Inc, 3.0000%, 8/15/26	18,526,000	18,344,038
Seagate HDD Cayman, 4.7500%, 1/1/25	22,402,000	21,169,890
Seagate HDD Cayman, 4.8750%, 6/1/27	5,849,000	5,174,575
Seagate HDD Cayman, 5.7500%, 12/1/34	5,079,000	4,232,534
Total System Services Inc, 3.8000%, 4/1/21	11,204,000	11,889,214
Total System Services Inc, 4.8000%, 4/1/26	39,372,000	43,597,875

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Trimble Navigation Ltd, 4.7500%, 12/1/24	$39,735,000	$41,789,896
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	55,832,000	55,918,875
Verisk Analytics Inc, 4.8750%, 1/15/19	10,487,000	11,167,323
Verisk Analytics Inc, 5.8000%, 5/1/21	33,674,000	38,431,227
Verisk Analytics Inc, 4.1250%, 9/12/22	13,064,000	14,042,637
Verisk Analytics Inc, 5.5000%, 6/15/45	20,922,000	22,442,841
		353,668,066
Transportation – 0.6%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	22,010,000	22,561,042
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	9,157,000	9,291,123
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	1,452,000	1,620,281
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	10,648,000	11,231,628
Southwest Airlines Co, 5.1250%, 3/1/17	10,814,000	10,983,272
		55,687,346
Total Corporate Bonds (cost $3,838,591,183)		3,975,048,420
Mortgage-Backed Securities – 24.3%
Fannie Mae Pool:
6.0000%, 8/1/22	4,856,801	5,242,937
5.5000%, 1/1/25	1,641,175	1,759,403
4.0000%, 3/1/29	7,884,761	8,416,326
4.0000%, 6/1/29	2,904,356	3,089,228
4.0000%, 7/1/29	7,868,007	8,393,455
4.0000%, 9/1/29	8,392,730	8,883,598
5.0000%, 9/1/29	6,820,695	7,584,557
3.5000%, 10/1/29	38,645,904	41,091,481
5.0000%, 1/1/30	2,593,272	2,883,730
3.5000%, 5/1/33	6,076,468	6,467,848
4.0000%, 4/1/34	9,314,237	10,141,844
6.0000%, 10/1/35	6,237,268	7,197,379
6.0000%, 12/1/35	4,938,564	5,691,832
6.0000%, 2/1/37	2,423,994	2,859,922
6.0000%, 9/1/37	5,173,528	5,577,507
6.0000%, 10/1/38	5,241,560	6,006,391
7.0000%, 2/1/39	2,155,642	2,699,891
5.5000%, 12/1/39	9,431,236	10,686,628
5.5000%, 3/1/40	7,319,901	8,447,079
5.5000%, 4/1/40	16,581,148	18,788,597
4.5000%, 10/1/40	1,591,924	1,743,814
5.0000%, 10/1/40	2,230,333	2,519,812
5.5000%, 2/1/41	4,313,019	4,977,253
5.0000%, 5/1/41	3,420,621	3,807,810
5.5000%, 5/1/41	5,185,143	5,871,838
5.5000%, 6/1/41	11,486,988	13,196,577
5.5000%, 6/1/41	4,552,912	5,154,610
5.5000%, 7/1/41	19,061,223	21,599,692
4.5000%, 8/1/41	8,423,533	9,263,005
5.0000%, 10/1/41	4,286,495	4,777,184
5.5000%, 12/1/41	9,627,188	10,920,685
5.5000%, 2/1/42	46,834,064	52,980,772
4.0000%, 6/1/42	12,898,608	14,050,376
3.5000%, 7/1/42	24,327,544	26,148,717
4.0000%, 7/1/42	7,794,340	8,486,322
4.0000%, 8/1/42	5,496,446	5,984,627
4.0000%, 9/1/42	6,998,358	7,616,538
4.0000%, 9/1/42	6,568,780	7,151,889
4.0000%, 11/1/42	8,231,004	8,963,687
4.5000%, 11/1/42	5,602,085	6,210,228
4.0000%, 12/1/42	3,205,968	3,522,051
3.5000%, 1/1/43	16,389,889	17,483,632
3.5000%, 2/1/43	33,927,837	36,196,163
3.5000%, 2/1/43	6,012,466	6,413,835
4.5000%, 2/1/43	33,020,369	36,311,194
3.5000%, 3/1/43	17,356,801	18,522,798
4.5000%, 3/1/43	12,478,737	14,023,778
4.0000%, 5/1/43	17,670,123	19,244,948
4.0000%, 7/1/43	23,960,465	26,096,895
4.0000%, 8/1/43	21,334,269	23,240,996
4.0000%, 9/1/43	6,311,124	6,871,456
3.5000%, 1/1/44	24,774,178	26,670,312
3.5000%, 1/1/44	9,783,540	10,531,210
4.0000%, 2/1/44	12,985,949	14,149,635
3.5000%, 4/1/44	11,794,761	12,658,162
3.5000%, 5/1/44	39,587,114	42,612,332
4.5000%, 5/1/44	60,855,371	68,505,379

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.5000%, 5/1/44	$9,706,650	$10,997,384
4.0000%, 6/1/44	20,054,273	21,840,617
4.0000%, 7/1/44	36,229,635	39,959,016
5.0000%, 7/1/44	14,379,540	16,322,583
4.0000%, 8/1/44	20,035,531	22,101,368
4.0000%, 8/1/44	7,610,825	8,396,788
4.5000%, 8/1/44	27,276,337	30,694,836
4.5000%, 10/1/44	20,804,467	23,417,893
4.5000%, 10/1/44	11,138,092	12,497,642
3.5000%, 2/1/45	29,792,421	31,796,176
4.5000%, 3/1/45	19,854,008	22,285,897
4.0000%, 5/1/45	15,691,298	17,323,215
4.5000%, 5/1/45	18,356,804	20,672,547
4.5000%, 5/1/45	11,335,303	12,810,502
4.5000%, 6/1/45	9,589,175	10,728,798
4.0000%, 9/1/45	64,480,835	70,530,659
4.5000%, 9/1/45	45,765,555	51,257,696
4.0000%, 10/1/45	30,036,999	32,786,614
4.5000%, 10/1/45	39,230,127	44,179,164
4.5000%, 10/1/45	19,246,697	21,582,728
3.5000%, 12/1/45	9,908,572	10,643,396
4.0000%, 12/1/45	13,722,596	15,150,160
3.5000%, 1/1/46	28,323,777	30,420,434
3.5000%, 1/1/46	23,980,531	25,756,760
4.0000%, 1/1/46	6,493,621	7,138,099
4.5000%, 2/1/46	34,614,207	38,981,081
4.5000%, 2/1/46	12,785,358	14,369,438
4.0000%, 4/1/46	17,707,730	19,548,035
4.5000%, 4/1/46	16,891,255	19,162,779
4.0000%, 5/1/46	21,546,810	23,724,542
4.0000%, 6/1/46	6,639,005	7,308,399
4.5000%, 6/1/46	27,036,064	30,348,758
3.5000%, 7/1/46	18,006,361	19,219,637
3.5000%, 7/1/46	17,907,801	19,259,767
4.5000%, 7/1/46	11,785,275	13,040,787
		1,592,644,040
Freddie Mac Gold Pool:
5.0000%, 6/1/20	1,972,937	2,073,792
5.5000%, 12/1/28	4,073,379	4,568,091
3.5000%, 7/1/29	7,353,619	7,781,301
3.5000%, 9/1/29	6,470,984	6,848,666
5.5000%, 10/1/36	4,367,433	4,999,210
5.5000%, 4/1/40	8,592,992	9,723,149
6.0000%, 4/1/40	4,205,676	4,961,847
5.5000%, 5/1/41	7,101,672	7,976,022
5.5000%, 8/1/41	13,019,093	15,128,222
5.5000%, 8/1/41	12,465,130	14,371,538
5.0000%, 3/1/42	10,769,126	12,172,594
3.5000%, 2/1/44	12,687,059	13,539,160
4.5000%, 5/1/44	10,293,226	11,474,722
5.0000%, 7/1/44	3,608,420	4,068,205
4.0000%, 8/1/44	3,328,161	3,659,731
4.5000%, 9/1/44	39,534,464	44,494,303
4.5000%, 6/1/45	20,145,187	22,716,757
4.5000%, 2/1/46	18,968,561	21,390,063
4.5000%, 2/1/46	12,246,947	13,767,080
3.5000%, 7/1/46	36,366,250	39,098,068
4.0000%, 7/1/46	19,312,992	20,926,679
		285,739,200
Ginnie Mae I Pool:
4.0000%, 8/15/24	3,619,624	3,848,204
5.1000%, 1/15/32	9,046,898	10,502,944
7.5000%, 8/15/33	8,989,790	10,778,387
4.9000%, 10/15/34	10,259,273	11,915,042
5.5000%, 9/15/35	2,653,641	3,103,286
5.5000%, 3/15/36	3,614,651	4,135,871
5.5000%, 2/15/39	6,706,677	7,673,987
5.5000%, 6/15/39	16,269,533	18,726,854
5.5000%, 8/15/39	10,142,813	11,930,504
5.5000%, 8/15/39	6,724,699	7,911,614
5.0000%, 9/15/39	11,859,407	13,290,981
5.0000%, 9/15/39	5,210,525	5,839,513
5.0000%, 10/15/39	3,489,171	3,931,273
5.0000%, 11/15/39	6,442,992	7,221,299

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 1/15/40	$1,986,330	$2,225,662
5.0000%, 5/15/40	8,014,955	9,038,845
5.0000%, 5/15/40	2,192,933	2,484,200
5.0000%, 5/15/40	720,291	817,073
5.0000%, 7/15/40	6,536,404	7,307,135
5.0000%, 7/15/40	2,056,642	2,304,004
4.5000%, 9/15/40	7,046,571	7,872,922
5.0000%, 2/15/41	6,512,752	7,320,060
5.0000%, 4/15/41	2,175,477	2,437,625
4.5000%, 5/15/41	13,952,408	16,057,003
4.5000%, 5/15/41	7,743,809	8,650,987
5.0000%, 5/15/41	2,468,007	2,803,392
4.5000%, 7/15/41	6,510,618	7,557,132
4.5000%, 7/15/41	2,004,356	2,251,903
4.5000%, 8/15/41	16,549,687	18,660,880
5.0000%, 9/15/41	3,717,641	4,288,538
5.0000%, 11/15/43	14,449,388	16,535,067
4.5000%, 5/15/44	8,770,685	9,824,812
5.0000%, 6/15/44	11,704,921	13,311,739
5.0000%, 6/15/44	7,618,401	8,650,679
5.0000%, 7/15/44	5,522,076	6,274,383
4.0000%, 1/15/45	38,315,007	41,600,999
4.0000%, 4/15/45	8,720,942	9,588,493
4.5000%, 8/15/46	40,830,520	45,658,810
		374,332,102
Ginnie Mae II Pool:
6.0000%, 11/20/34	3,477,104	4,091,248
5.5000%, 3/20/35	14,951,056	16,948,754
5.5000%, 3/20/36	3,670,563	4,114,504
5.5000%, 11/20/37	4,158,926	4,740,947
6.0000%, 1/20/39	1,626,714	1,863,583
7.0000%, 5/20/39	755,056	881,657
5.0000%, 6/20/41	8,220,716	9,002,905
6.0000%, 12/20/41	2,845,025	3,276,258
5.5000%, 1/20/42	5,028,906	5,644,965
6.0000%, 1/20/42	1,735,655	1,959,136
6.0000%, 2/20/42	2,742,791	3,166,956
6.0000%, 3/20/42	1,680,834	1,956,640
6.0000%, 4/20/42	7,057,017	8,175,993
3.5000%, 5/20/42	5,126,574	5,513,380
5.5000%, 5/20/42	5,742,265	6,446,607
6.0000%, 5/20/42	4,602,263	5,290,425
5.5000%, 7/20/42	8,547,841	9,466,647
6.0000%, 7/20/42	1,915,829	2,181,890
6.0000%, 8/20/42	1,916,349	2,220,339
6.0000%, 9/20/42	2,188,491	2,534,331
6.0000%, 11/20/42	1,924,785	2,224,008
6.0000%, 2/20/43	2,347,049	2,711,381
4.0000%, 3/20/43	6,271,633	7,005,506
5.0000%, 12/20/44	12,473,094	14,165,773
5.0000%, 9/20/45	4,583,381	5,203,627
4.0000%, 10/20/45	16,891,481	18,374,089
		149,161,549
Total Mortgage-Backed Securities (cost $2,359,367,932)		2,401,876,891
United States Treasury Notes/Bonds – 23.8%
1.6250%, 7/31/19	18,357,600	18,740,521
1.5000%, 10/31/19	96,079,900	97,768,792
1.5000%, 11/30/19	110,057,700	111,988,002
1.3750%, 9/30/20	15,553,000	15,738,298
1.7500%, 12/31/20	160,406,000	164,691,888
1.3750%, 1/31/21	140,279,000	141,813,372
1.1250%, 2/28/21	268,461,000	268,861,675
1.2500%, 3/31/21	151,024,000	151,814,460
1.1250%, 6/30/21	243,021,000	242,736,179
1.1250%, 7/31/21	47,917,000	47,847,760
1.1250%, 8/31/21	20,941,000	20,919,724
2.1250%, 9/30/21	58,006,900	60,608,161
1.3750%, 6/30/23	13,815,000	13,790,713
1.2500%, 7/31/23	2,261,000	2,237,330
2.2500%, 11/15/24	21,060,100	22,235,675
2.0000%, 8/15/25	31,836,000	32,945,294
2.2500%, 11/15/25	102,904,000	108,628,035
1.6250%, 2/15/26	18,653,000	18,685,065
1.6250%, 5/15/26	38,049,000	38,099,529

Shares or Principal Amounts		Value
United States Treasury Note/Bond – (continued)
1.5000%, 8/15/26	$116,096,000	$114,966,734
3.6250%, 2/15/44	63,250,400	80,537,999
3.1250%, 8/15/44	99,151,800	115,717,091
3.0000%, 11/15/44	28,758,500	32,790,298
2.5000%, 2/15/45	12,742,000	13,168,067
3.0000%, 5/15/45	115,116,000	131,250,198
2.8750%, 8/15/45	54,727,000	60,956,465
3.0000%, 11/15/45	15,201,000	17,344,584
2.5000%, 5/15/46	49,632,000	51,369,120
2.2500%, 8/15/46	149,383,000	146,675,433
Total United States Treasury Notes/Bonds (cost $2,258,509,648)		2,344,926,462
Preferred Stocks – 0.9%
Banks – 0.3%
Citigroup Capital XIII, 7.1215%	1,299,103	34,218,373
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	471,832	13,886,016
Morgan Stanley, 7.1250%	557,544	16,453,123
		30,339,139
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	948,751	24,743,426
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	84,678	2,179,612
Total Preferred Stocks (cost $85,757,078)		91,480,550
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $201,485,683)	201,485,683	201,485,683
Total Investments (total cost $9,712,719,449) – 101.1%		9,982,705,446
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(108,992,307)
Net Assets – 100%		$9,873,713,139

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$9,449,488,997	94.7%
Belgium	133,240,030	1.3
United Kingdom	85,131,758	0.8
Taiwan	55,918,875	0.6
Singapore	48,128,002	0.5
Netherlands	43,888,384	0.4
Israel	36,079,815	0.4
Canada	35,942,368	0.4
Australia	27,750,439	0.3
France	24,377,904	0.2
Germany	19,891,689	0.2
South Korea	10,967,832	0.1
Switzerland	10,106,053	0.1
Luxembourg	1,793,300	0.0

Total	$9,982,705,446	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $1,178,957,870, which represents 11.9% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	136,206,796	1,373,488,887	(1,308,210,000)	201,485,683	$—	$169,189	$201,485,683

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$15,889,225	$16,132,728	0.1%
Scottrade Financial Services Inc, 6.1250%, 7/11/21	5/3/16 - 5/5/16	7,112,750	7,204,840	0.1
Total		$23,001,975	$23,337,568	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 594,180,222	$ -
Bank Loans and Mezzanine Loans	-	373,707,218	-
Corporate Bonds	-	3,975,048,420	-
Mortgage-Backed Securities	-	2,401,876,891	-
United States Treasury Notes/Bonds	-	2,344,926,462	-
Preferred Stocks	-	91,480,550	-
Investment Companies	-	201,485,683	-
Total Assets	$ -	$ 9,982,705,446	$ -

Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,723,307,004	$280,601,198	$(21,202,756)	$ 259,398,442

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 4.5%
Janus Diversified Alternatives Fund - Class N Shares	1,138,805	$11,593,035
Equity Funds – 44.0%
INTECH International Managed Volatility Fund - Class I Shares	1,377,326	11,142,571
INTECH U.S. Managed Volatility Fund - Class N Shares	1,850,577	17,858,065
Janus Adaptive Global Allocation Fund - Class N Shares	1,318,427	12,815,108
Janus Forty Fund - Class N Shares	74,912	2,316,269
Janus Fund - Class N Shares	115,982	4,163,748
Janus Global Real Estate Fund - Class I Shares	468,735	5,132,652
Janus Global Research Fund - Class I Shares	83,797	5,411,630
Janus Global Select Fund - Class I Shares	211,855	2,741,399
Janus International Equity Fund - Class N Shares	1,758,964	20,052,190
Janus Overseas Fund - Class N Shares	147,302	3,910,862
Janus Triton Fund - Class N Shares	273,451	6,664,009
Perkins Large Cap Value Fund - Class N Shares	1,205,887	19,354,489
Perkins Small Cap Value Fund - Class N Shares	153,367	3,203,826
		114,766,818
Fixed Income Funds – 51.5%
Janus Flexible Bond Fund - Class N Shares	1,622,837	17,266,985
Janus Global Bond Fund - Class N Shares	10,075,291	99,745,377
Janus Short-Term Bond Fund - Class N Shares	5,694,324	17,310,746
		134,323,108
Total Investments (total cost $243,898,050) – 100.0%		260,682,961
Cash, Receivables and Other Assets, net of Liabilities – 0%		51,655
Net Assets – 100%		$260,734,616

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

INTECH International Managed Volatility Fund - Class I Shares
1,411,533	6,147	(40,354)	1,377,326	$3,026	$—	$11,142,571
INTECH U.S. Managed Volatility Fund - Class N Shares
1,896,553	8,256	(54,232)	1,850,577	(105,606)	—	17,858,065
Janus Adaptive Global Allocation Fund - Class N Shares
1,351,175	5,882	(38,630)	1,318,427	(1,437)	—	12,815,108
Janus Diversified Alternatives Fund - Class N Shares
1,167,086	5,081	(33,362)	1,138,805	5,397	—	11,593,035
Janus Flexible Bond Fund - Class N Shares
1,651,143	19,030	(47,336)	1,622,837	180	126,008	17,266,985
Janus Forty Fund - Class N Shares
76,776	334	(2,198)	74,912	(29,387)	—	2,316,269
Janus Fund - Class N Shares
118,863	517	(3,398)	115,982	(893)	—	4,163,748
Janus Global Bond Fund - Class N Shares
10,277,570	92,114	(294,393)	10,075,291	(68,973)	468,476	99,745,377
Janus Global Real Estate Fund - Class I Shares
477,839	4,562	(13,666)	468,735	2,091	27,159	5,132,652
Janus Global Research Fund - Class I Shares
85,879	373	(2,455)	83,797	27,017	—	5,411,630

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16
Janus Global Select Fund - Class I Shares
217,110	948	(6,203)	211,855	$10,563	—	$2,741,399
Janus International Equity Fund - Class N Shares
1,802,663	7,849	(51,548)	1,758,964	(25,198)	—	20,052,190
Janus Overseas Fund - Class N Shares
150,963	658	(4,319)	147,302	(69,171)	—	3,910,862
Janus Short-Term Bond Fund - Class N Shares
5,815,094	45,730	(166,500)	5,694,324	(4,902)	61,940	17,310,746
Janus Triton Fund - Class N Shares
280,248	1,220	(8,017)	273,451	6,566	—	6,664,009
Perkins Large Cap Value Fund - Class N Shares
1,235,840	5,380	(35,333)	1,205,887	(48,535)	—	19,354,489
Perkins Small Cap Value Fund - Class N Shares
157,175	685	(4,493)	153,367	(12,057)	—	3,203,826

Total				$(311,319)	$683,583	$260,682,961

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 11,593,035	$ -	$ -
Equity Funds	114,766,818	-	-
Fixed Income Funds	134,323,108	-	-
Total Assets	$ 260,682,961	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 245,899,721	$19,702,017	$ (4,918,777)	$ 14,783,240

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-

owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Investment Companies£ – 99.9%
Alternative Funds – 5.1%
Janus Diversified Alternatives Fund - Class N Shares	1,224,897	$12,469,453
Equity Funds – 81.4%
INTECH International Managed Volatility Fund - Class I Shares	2,876,667	23,272,238
INTECH U.S. Managed Volatility Fund - Class N Shares	2,535,014	24,462,886
Janus Adaptive Global Allocation Fund - Class N Shares	1,261,037	12,257,283
Janus Asia Equity Fund - Class I Shares	137,520	1,307,816
Janus Contrarian Fund - Class I Shares	276,223	5,140,508
Janus Emerging Markets Fund - Class I Shares	1,051,127	8,829,468
Janus Enterprise Fund - Class N Shares	65,121	6,307,589
Janus Forty Fund - Class N Shares	234,384	7,247,151
Janus Global Real Estate Fund - Class I Shares	1,022,944	11,201,237
Janus Global Research Fund - Class I Shares	86,544	5,589,043
Janus Global Select Fund - Class I Shares	312,004	4,037,325
Janus International Equity Fund - Class N Shares	3,002,529	34,228,836
Janus Overseas Fund - Class N Shares	350,478	9,305,190
Janus Triton Fund - Class N Shares	252,980	6,165,115
Janus Twenty Fund - Class D Shares	52,971	2,891,708
Perkins Large Cap Value Fund - Class N Shares	1,513,323	24,288,830
Perkins Mid Cap Value Fund - Class N Shares	302,848	5,184,758
Perkins Small Cap Value Fund - Class N Shares	272,684	5,696,361
		197,413,342
Fixed Income Funds – 13.4%
Janus Global Bond Fund - Class N Shares	3,288,751	32,558,638
Total Investments (total cost $213,864,568) – 99.9%		242,441,433
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		206,162
Net Assets – 100%		$242,647,595

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

INTECH International Managed Volatility Fund - Class I Shares
2,948,897	2,383	(74,613)	2,876,667	$4,319	$—	$23,272,238
INTECH U.S. Managed Volatility Fund - Class N Shares
2,598,670	2,100	(65,756)	2,535,014	(142,773)	—	24,462,886
Janus Adaptive Global Allocation Fund - Class N Shares
1,292,700	1,044	(32,707)	1,261,037	(2,364)	—	12,257,283
Janus Asia Equity Fund - Class I Shares
140,974	113	(3,567)	137,520	230	—	1,307,816
Janus Contrarian Fund - Class I Shares
283,163	228	(7,168)	276,223	(21,042)	—	5,140,508
Janus Diversified Alternatives Fund - Class N Shares
1,255,654	1,014	(31,771)	1,224,897	5,017	—	12,469,453
Janus Emerging Markets Fund - Class I Shares
1,077,518	870	(27,261)	1,051,127	(19,440)	—	8,829,468
Janus Enterprise Fund - Class N Shares
66,756	54	(1,689)	65,121	15,811	—	6,307,589
Janus Forty Fund - Class N Shares
240,270	194	(6,080)	234,384	(95,702)	—	7,247,151

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16
Janus Global Bond Fund - Class N Shares
3,355,681	18,097	(85,027)	3,288,751	$(22,965)	$152,422	$32,558,638
Janus Global Real Estate Fund - Class I Shares
1,043,081	6,258	(26,395)	1,022,944	4,094	59,299	11,201,237
Janus Global Research Fund - Class I Shares
88,717	71	(2,244)	86,544	33,532	—	5,589,043
Janus Global Select Fund - Class I Shares
319,844	259	(8,099)	312,004	14,924	—	4,037,325
Janus International Equity Fund - Class N Shares
3,077,922	2,487	(77,880)	3,002,529	(46,838)	—	34,228,836
Janus Overseas Fund - Class N Shares
359,278	290	(9,090)	350,478	(141,514)	—	9,305,190
Janus Triton Fund - Class N Shares
259,333	210	(6,563)	252,980	5,199	—	6,165,115
Janus Twenty Fund - Class D Shares
54,301	43	(1,373)	52,971	(5,168)	—	2,891,708
Perkins Large Cap Value Fund - Class N Shares
1,551,324	1,254	(39,255)	1,513,323	(59,517)	—	24,288,830
Perkins Mid Cap Value Fund - Class N Shares
310,455	251	(7,858)	302,848	(45,476)	—	5,184,758
Perkins Small Cap Value Fund - Class N Shares
279,529	226	(7,071)	272,684	(7,665)	—	5,696,361

Total				$(527,338)	$211,721	$242,441,433

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 12,469,453	$ -	$ -
Equity Funds	197,413,342	-	-
Fixed Income Funds	32,558,638	-	-
Total Assets	$ 242,441,433	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The

Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 216,213,328	$30,542,357	$ (4,314,252)	$ 26,228,105

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Investment Companies£ – 99.9%
Alternative Funds – 7.7%
Janus Diversified Alternatives Fund - Class N Shares	2,068,466	$21,056,982
Equity Funds – 62.6%
INTECH International Managed Volatility Fund - Class I Shares	2,484,063	20,096,067
INTECH U.S. Managed Volatility Fund - Class N Shares	2,496,585	24,092,048
Janus Adaptive Global Allocation Fund - Class N Shares	1,398,574	13,594,136
Janus Asia Equity Fund - Class I Shares	75,053	713,758
Janus Contrarian Fund - Class I Shares	159,609	2,970,329
Janus Emerging Markets Fund - Class I Shares	730,949	6,139,972
Janus Forty Fund - Class N Shares	147,134	4,549,395
Janus Fund - Class N Shares	137,407	4,932,929
Janus Global Real Estate Fund - Class I Shares	712,230	7,798,918
Janus Global Research Fund - Class I Shares	55,033	3,554,029
Janus Global Select Fund - Class I Shares	190,178	2,460,901
Janus International Equity Fund - Class N Shares	2,580,782	29,420,915
Janus Overseas Fund - Class N Shares	280,124	7,437,299
Janus Triton Fund - Class N Shares	298,930	7,284,917
Janus Twenty Fund - Class D Shares	69,097	3,771,992
Perkins Large Cap Value Fund - Class N Shares	1,584,194	25,426,307
Perkins Small Cap Value Fund - Class N Shares	312,691	6,532,105
		170,776,017
Fixed Income Funds – 29.6%
Janus Global Bond Fund - Class N Shares	7,006,849	69,367,805
Janus Short-Term Bond Fund - Class N Shares	3,740,144	11,370,038
		80,737,843
Total Investments (total cost $247,110,946) – 99.9%		272,570,842
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		198,355
Net Assets – 100%		$272,769,197

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

INTECH International Managed Volatility Fund - Class I Shares
2,551,800	7,977	(75,714)	2,484,063	$4,921	$—	$20,096,067
INTECH U.S. Managed Volatility Fund - Class N Shares
2,564,676	8,017	(76,108)	2,496,585	(152,757)	—	24,092,048
Janus Adaptive Global Allocation Fund - Class N Shares
1,436,715	4,489	(42,630)	1,398,574	(2,428)	—	13,594,136
Janus Asia Equity Fund - Class I Shares
77,093	243	(2,283)	75,053	102	—	713,758
Janus Contrarian Fund - Class I Shares
163,963	512	(4,866)	159,609	(4,166)	—	2,970,329
Janus Diversified Alternatives Fund - Class N Shares
2,124,883	6,638	(63,055)	2,068,466	9,367	—	21,056,982
Janus Emerging Markets Fund - Class I Shares
750,882	2,346	(22,279)	730,949	(15,084)	—	6,139,972
Janus Forty Fund - Class N Shares
151,146	473	(4,485)	147,134	(61,994)	—	4,549,395
Janus Fund - Class N Shares
141,153	441	(4,187)	137,407	(1,426)	—	4,932,929

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16
Janus Global Bond Fund - Class N Shares
7,164,521	55,241	(212,913)	7,006,849	$(53,198)	$324,880	$69,367,805
Janus Global Real Estate Fund - Class I Shares
727,785	6,044	(21,599)	712,230	8,895	41,274	7,798,918
Janus Global Research Fund - Class I Shares
56,532	177	(1,676)	55,033	23,027	—	3,554,029
Janus Global Select Fund - Class I Shares
195,365	609	(5,796)	190,178	9,894	—	2,460,901
Janus International Equity Fund - Class N Shares
2,651,172	8,289	(78,679)	2,580,782	(43,754)	—	29,420,915
Janus Overseas Fund - Class N Shares
287,765	899	(8,540)	280,124	(98,100)	—	7,437,299
Janus Short-Term Bond Fund - Class N Shares
3,828,531	25,335	(113,722)	3,740,144	(3,525)	40,579	11,370,038
Janus Triton Fund - Class N Shares
307,084	960	(9,114)	298,930	6,245	—	7,284,917
Janus Twenty Fund - Class D Shares
70,982	221	(2,106)	69,097	(6,082)	—	3,771,992
Perkins Large Cap Value Fund - Class N Shares
1,627,394	5,087	(48,287)	1,584,194	(68,674)	—	25,426,307
Perkins Small Cap Value Fund - Class N Shares
321,220	1,005	(9,534)	312,691	(10,443)	—	6,532,105

Total				$(459,180)	$406,733	$272,570,842

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 21,056,982	$ -	$ -
Equity Funds	170,776,017	-	-
Fixed Income Funds	80,737,843	-	-
Total Assets	$ 272,570,842	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 249,240,323	$27,753,177	$ (4,422,658)	$ 23,330,519

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Global Bond Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.6%
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	$391,000		$397,940
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	440,000		445,891
BHMS 2014-ATLS Mortgage Trust, 3.5229%, 7/5/33 (144A)‡	1,388,000		1,336,173
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	158,000		162,189
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		207,580
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	526,000		510,793
DECO 12-UK 4 plc, 0.6976%, 1/27/20‡	1,009,459	GBP	1,293,446
DECO 12-UK 4 plc, 0.7776%, 1/27/20‡	2,385,365	GBP	3,034,721
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	896,228		904,630
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	738,596		689,003
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	680,000		649,812
Hilton USA Trust 2013-HLT, 5.6086%, 11/5/30 (144A)‡	200,000		200,309
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.3243%, 1/15/32 (144A)‡	303,000		302,364
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.4743%, 1/15/32 (144A)‡	305,000		304,094
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.2743%, 7/15/36 (144A)‡	133,000		133,233
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.0243%, 7/15/36 (144A)‡	403,000		400,981
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	310,000		302,969
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	156,000		156,353
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	150,275		152,682
Leek Finance Number Eighteen PLC, 0.6890%, 9/21/38‡	1,300,000	EUR	1,455,004
London & Regional Debt Securitisation No 2 PLC, 5.8275%, 10/15/18‡	1,960,211	GBP	2,554,928
Nemus II Arden PLC, 0.6156%, 2/15/20‡	1,739,994	GBP	2,232,323
Residential Mortgage Securities 28 Plc, 2.0319%, 6/15/46‡	1,579,000	GBP	1,980,930
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	276,000		277,308
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		442,812
SCL - Scandinavian Consumer Loans IV, 3.6600%, 1/15/37‡	16,100,000	NOK	2,015,334
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	1,494,150		1,455,033
Sierra Timeshare 2016-1 Receivables Funding LLC, 3.6700%, 3/21/33 (144A)	557,823		569,461
Starwood Retail Property Trust 2014-STAR, 3.7743%, 11/15/27 (144A)‡	3,330,900		3,184,083
Starwood Retail Property Trust 2014-STAR, 4.6743%, 11/15/27 (144A)‡	439,000		412,099
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	609,000		617,553
Trinity Square 2015-1 PLC, 1.9275%, 7/15/51 (144A)‡	1,370,000	GBP	1,735,392
Ulysses European Loan Conduit No 27 PLC, 0.7535%, 7/25/17‡	1,006,000	GBP	1,252,839
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,376,100		1,382,174
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $36,514,148)			33,152,436
Bank Loans and Mezzanine Loans – 1.3%
Communications – 0.3%
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	661,675		665,625
Consumer Non-Cyclical – 0.2%
IMS Health Inc, 3.5000%, 3/17/21‡	598,650		599,931
Industrial – 0.6%
American Builders & Contractors Supply Co Inc, 3.5000%, 4/16/20‡	1,793,033		1,796,852
Technology – 0.2%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23‡	491,196		496,790
Total Bank Loans and Mezzanine Loans (cost $3,536,790)			3,559,198
Corporate Bonds – 25.4%
Banking – 5.0%
Allied Irish Banks PLC, 4.1250%, 11/26/25‡	644,000	EUR	694,591
Bank of America Corp, 4.4500%, 3/3/26	658,000		706,170
BPCE SA, 4.8750%, 4/1/26 (144A)	666,000		692,648
Citigroup Inc, 2.2554%, 9/1/23‡	530,000		532,537
Citizens Financial Group Inc, 4.3000%, 12/3/25	703,000		737,639
Intesa Sanpaolo SpA, 3.8750%, 1/16/18	2,832,000		2,887,737
JPMorgan Chase & Co, 4.2500%, 10/1/27	1,996,000		2,141,588
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,785,335
Morgan Stanley, 4.8750%, 11/1/22	251,000		276,844
UBS AG, 4.7500%, 5/22/23‡	1,345,000		1,369,950
UBS Group Funding Jersey Ltd, 3.0000%, 4/15/21 (144A)	1,350,000		1,386,539
			14,211,578
Basic Industry – 1.0%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	232,000		231,143
Albemarle Corp, 4.1500%, 12/1/24	229,000		246,864
Alcoa Inc, 5.1250%, 10/1/24	821,000		873,339
ArcelorMittal, 6.1250%, 6/1/25	1,392,000		1,517,280
			2,868,626

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Brokerage – 2.0%
E*TRADE Financial Corp, 5.3750%, 11/15/22	$328,000		$349,634
E*TRADE Financial Corp, 4.6250%, 9/15/23	1,118,000		1,161,954
Intercontinental Exchange Inc, 3.7500%, 12/1/25	571,000		618,222
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	533,000		556,319
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	577,000		493,326
Raymond James Financial Inc, 5.6250%, 4/1/24	1,677,000		1,939,023
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	588,000		631,236
			5,749,714
Capital Goods – 1.3%
Ball Corp, 4.3750%, 12/15/23	1,293,000	EUR	1,619,318
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		640,913
Martin Marietta Materials Inc, 1.9377%, 6/30/17‡	639,000		640,548
Mohawk Industries Inc, 2.0000%, 1/14/22	748,000	EUR	892,142
			3,792,921
Communications – 2.7%
BellSouth LLC, 4.4000%, 4/26/17 (144A)	1,418,000		1,443,949
Cellnex Telecom SA, 2.3750%, 1/16/24	1,300,000	EUR	1,496,506
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.9080%, 7/23/25 (144A)	1,618,000		1,784,743
Sirius XM Radio Inc, 5.2500%, 8/15/22 (144A)†	1,368,000		1,446,660
TDF Infrastructure SAS, 2.5000%, 4/7/26	1,200,000	EUR	1,456,188
			7,628,046
Consumer Cyclical – 4.2%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		836,160
Daimler AG, 2.1250%, 6/7/22	1,043,000	GBP	1,433,516
DR Horton Inc, 3.7500%, 3/1/19†	493,000		513,336
FCA Capital Ireland PLC, 1.2500%, 9/23/20	610,000	EUR	701,475
FCA Capital Ireland PLC, 1.6250%, 9/29/21	550,000	GBP	704,858
FCE Bank PLC, 1.6150%, 5/11/23	873,000	EUR	1,032,752
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,250,337
Ford Motor Credit Co LLC, 3.2000%, 1/15/21	820,000		841,829
General Motors Co, 4.8750%, 10/2/23	640,000		693,391
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		614,655
Schaeffler Finance BV, 3.2500%, 5/15/19	714,000	EUR	814,799
Schaeffler Finance BV, 3.5000%, 5/15/22	698,000	EUR	807,517
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	700,000		742,266
			11,986,891
Consumer Non-Cyclical – 1.8%
Actavis Funding SCS, 3.0000%, 3/12/20	925,000		955,076
Actavis Funding SCS, 4.5500%, 3/15/35	589,000		625,635
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	686,000		724,079
Kraft Heinz Foods Co, 2.8000%, 7/2/20	448,000		464,274
Kraft Heinz Foods Co, 3.5000%, 7/15/22	385,000		409,132
Kraft Heinz Foods Co, 3.0000%, 6/1/26	224,000		225,787
Newell Brands Inc, 3.1500%, 4/1/21	180,000		187,535
Newell Brands Inc, 5.3750%, 4/1/36	121,000		142,013
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	1,436,000		1,442,643
			5,176,174
Electric – 0.1%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	161,000		160,616
Energy – 1.6%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	360,000		386,466
Anadarko Petroleum Corp, 5.5500%, 3/15/26	438,000		494,957
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	1,895,000		1,999,767
TOTAL SA, 2.2500%†,µ	1,148,000	EUR	1,278,156
TOTAL SA, 2.6250%µ	299,000	EUR	324,413
			4,483,759
Industrial – 1.0%
Kennedy Wilson Europe Real Estate Plc, 3.9500%, 6/30/22†	973,000	GBP	1,292,779
Kennedy Wilson Europe Real Estate Plc, 3.2500%, 11/12/25	1,400,000	EUR	1,655,161
			2,947,940
Mortgage Assets – 2.0%
Nordea Hypotek AB, 1.0000%, 4/8/22	24,200,000	SEK	2,904,626
Stadshypotek AB, 4.5000%, 9/21/22	19,000,000	SEK	2,726,866
			5,631,492
Real Estate Investment Trusts (REITs) – 0.5%
Prologis International Funding II SA, 1.8760%, 4/17/25	1,254,000	EUR	1,504,304
Technology – 2.2%
Cadence Design Systems Inc, 4.3750%, 10/15/24	712,000		731,861
Fidelity National Information Services Inc, 4.5000%, 10/15/22	454,000		500,461
Seagate HDD Cayman, 4.7500%, 1/1/25	715,000		675,675

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Technology – (continued)
Seagate HDD Cayman, 4.8750%, 6/1/27	$202,000		$178,708
Trimble Navigation Ltd, 4.7500%, 12/1/24	1,367,000		1,437,694
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	1,396,000		1,398,172
Verisk Analytics Inc, 5.8000%, 5/1/21	620,000		707,589
Verisk Analytics Inc, 5.5000%, 6/15/45	743,000		797,009
			6,427,169
Total Corporate Bonds (cost $71,497,312)			72,569,230
Foreign Government Bonds – 34.2%
Australia Government Bond, 2.7500%, 10/21/19	1,818,000	AUD	1,441,892
Australia Government Bond, 5.7500%, 5/15/21	3,233,000	AUD	2,928,944
Australia Government Bond, 4.2500%, 4/21/26	4,271,000	AUD	3,932,039
Bundesrepublik Deutschland, 2.5000%, 8/15/46	816,000	EUR	1,441,563
Canadian Government Bond, 0.7500%, 3/1/21	3,801,000	CAD	2,920,088
Canadian Government Bond, 1.5000%, 6/1/23	3,645,000	CAD	2,914,611
Canadian Government Bond, 1.5000%, 6/1/26	3,648,000	CAD	2,912,171
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	3,115,098
France Government Bond OAT, 0.5000%, 5/25/25	1,235,000	EUR	1,450,256
France Government Bond OAT, 3.2500%, 5/25/45	1,630,000	EUR	2,867,728
Ireland Government Bond, 3.9000%, 3/20/23	1,234,000	EUR	1,747,118
Ireland Government Bond, 3.4000%, 3/18/24	283,000	EUR	396,585
Ireland Government Bond, 1.0000%, 5/15/26	1,230,000	EUR	1,469,200
Italy Buoni Poliennali Del Tesoro, 4.5000%, 3/1/24	1,929,000	EUR	2,740,393
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/44 (144A)	435,000	EUR	752,601
Mexican Bonos, 4.7500%, 6/14/18	54,210,000	MXN	2,766,251
Mexican Bonos, 5.0000%, 12/11/19	55,198,000	MXN	2,789,684
Mexican Bonos, 5.7500%, 3/5/26	53,726,000	MXN	2,717,030
Mexican Bonos, 7.7500%, 11/13/42	24,582,000	MXN	1,465,395
New Zealand Government Bond, 5.0000%, 3/15/19	11,915,000	NZD	9,309,939
New Zealand Government Bond, 3.0000%, 4/15/20	2,512,000	NZD	1,894,559
New Zealand Government Bond, 5.5000%, 4/15/23	11,436,000	NZD	10,060,382
Portugal Obrigacoes do Tesouro OT, 4.4500%, 6/15/18 (144A)	963,000	EUR	1,155,167
Portugal Obrigacoes do Tesouro OT, 4.7500%, 6/14/19 (144A)	1,891,000	EUR	2,336,377
Spain Government Bond, 4.6000%, 7/30/19 (144A)	2,312,000	EUR	2,941,450
Spain Government Bond, 4.3000%, 10/31/19 (144A)	2,279,000	EUR	2,905,737
Spain Government Bond, 4.4000%, 10/31/23 (144A)	644,000	EUR	923,477
Spain Government Bond, 4.6500%, 7/30/25 (144A)	985,000	EUR	1,470,768
Spain Government Bond, 5.1500%, 10/31/44 (144A)	1,203,000	EUR	2,290,841
Spain Government Bond, 2.9000%, 10/31/46 (144A)	1,068,000	EUR	1,444,809
Sweden Government Bond, 1.5000%, 11/13/23	12,460,000	SEK	1,633,215
Sweden Government Bond, 1.0000%, 11/12/26	21,705,000	SEK	2,734,108
United Kingdom Gilt, 1.7500%, 7/22/19	2,087,000	GBP	2,826,859
United Kingdom Gilt, 3.7500%, 9/7/21	1,858,000	GBP	2,821,865
United Kingdom Gilt, 4.7500%, 12/7/30	1,882,000	GBP	3,620,227
United Kingdom Gilt, 3.2500%, 1/22/44	696,000	GBP	1,253,027
United Kingdom Gilt, 3.5000%, 1/22/45	334,000	GBP	631,616
United Kingdom Gilt, 4.2500%, 12/7/46	1,294,000	GBP	2,795,400
Total Foreign Government Bonds (cost $98,579,983)			97,818,470
Inflation-Indexed Bonds – 7.2%
Italy Buoni Poliennali Del Tesoro, 3.1000%, 9/15/26	4,264,702	EUR	6,066,509
Spain Government Inflation Linked Bond, 1.8000%, 11/30/24 (144A)	2,277,478	EUR	2,962,556
United States Treasury Inflation Indexed Bonds, 0.6250%, 1/15/26ÇÇ	4,076,641		4,287,444
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ	1,441,744		1,457,504
United States Treasury Inflation Indexed Bonds, 0.7500%, 2/15/45ÇÇ	2,868,726		2,956,902
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/46ÇÇ	2,643,815		2,922,555
Total Inflation-Indexed Bonds (cost $19,756,396)			20,653,470
United States Treasury Notes/Bonds – 13.9%
0.5000%, 4/30/17	4,573,000		4,571,989
0.8750%, 4/30/17	2,399,000		2,403,733
0.6250%, 6/30/17	2,780,000		2,780,217
0.6250%, 9/30/17	6,816,000		6,812,803
0.7500%, 8/31/18	7,228,000		7,226,591
1.0000%, 9/15/18	223,000		223,897
0.7500%, 9/30/18	3,921,000		3,919,777
1.3750%, 9/30/20	790,000		799,412
1.1250%, 8/31/21	2,925,000		2,922,028
1.5000%, 8/15/26	2,247,000		2,225,143
3.5000%, 2/15/39	745,000		922,519
2.5000%, 2/15/45	898,000		928,027
3.0000%, 11/15/45	528,000		602,456
2.2500%, 8/15/46	3,485,000		3,421,834
Total United States Treasury Notes/Bonds (cost $39,557,660)			39,760,426

Shares or Principal Amounts		Value
Investment Companies – 5.1%
Money Markets – 5.1%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $14,417,126)	14,417,126	$14,417,126
U.S. Government Agency Notes – 2.7%
United States Treasury Bill:
0%, 11/17/16◊ (cost $7,807,677)	$7,812,000	7,810,289
Total Investments (total cost $291,667,092) – 101.4%		289,740,645
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(3,865,589)
Net Assets – 100%		$285,875,056

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$129,329,246	44.6%
United Kingdom	33,469,269	11.6
New Zealand	21,264,880	7.3
Spain	16,436,144	5.7
Italy	13,853,573	4.8
Sweden	12,014,149	4.1
Mexico	9,738,360	3.4
Canada	9,583,030	3.3
Australia	8,302,875	2.9
France	8,300,532	2.9
Germany	5,239,661	1.8
Ireland	4,307,494	1.5
Portugal	3,491,544	1.2
Colombia	3,115,098	1.1
Luxembourg	3,021,584	1.0
Switzerland	2,756,489	0.9
Cayman Islands	1,455,033	0.5
Israel	1,442,643	0.5
Taiwan	1,398,172	0.5
Belgium	724,079	0.2
Singapore	496,790	0.2

Total	$289,740,645	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	10/18/16	13,890,000	$10,624,607	$57,289
British Pound	10/18/16	6,242,000	8,091,502	172,577
Canadian Dollar	10/18/16	7,637,000	5,822,554	121,909
Canadian Dollar	10/18/16	3,843,000	2,929,956	(11,267)
Colombian Peso	10/18/16	8,709,880,000	3,012,541	(95,146)
Euro	10/18/16	376,000	422,633	790
Euro	10/18/16	1,244,000	1,398,285	(771)
Indian Rupee	10/18/16	(194,090,000)	(2,907,397)	27,937
Japanese Yen	10/18/16	(216,153,000)	(2,133,358)	17,595
Japanese Yen	10/18/16	(1,232,231,000)	(12,161,705)	(163,316)
Mexican Peso	10/18/16	190,019,000	9,786,351	643,385
New Zealand Dollar	10/18/16	9,137,000	6,646,211	(11,150)
Norwegian Krone	10/18/16	(7,068,000)	(884,559)	12,827
Polish Zloty	10/18/16	(11,117,000)	(2,907,324)	25,635
Swedish Krona	10/18/16	(11,529,000)	(1,345,447)	(7,598)

			$26,394,850	$790,696

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Japanese Yen	10/17/16	(436,165,000)	$(4,304,591)	$10,056
Japanese Yen	10/17/16	(23,648,000)	(233,386)	(822)

			(4,537,977)	9,234
Citibank NA:
British Pound	10/19/16	6,557,000	8,500,021	53,371
Euro	10/19/16	1,355,000	1,523,131	3,884
Euro	10/19/16	321,000	360,830	(942)
Japanese Yen	10/19/16	(1,309,005,000)	(12,920,071)	(183,437)
New Zealand Dollar	10/19/16	10,426,000	7,583,450	(16,146)

			5,047,361	(143,270)
HSBC Securities (USA), Inc.:
British Pound	10/20/16	7,292,000	9,453,025	75,749
Euro	10/20/16	1,082,000	1,216,320	354
Japanese Yen	10/20/16	(816,479,000)	(8,059,161)	67,463
Japanese Yen	10/20/16	(894,126,000)	(8,825,586)	(121,796)
New Zealand Dollar	10/20/16	10,104,000	7,348,877	(12,141)

			1,133,475	9,629
Total			$28,037,709	$666,289

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $45,731,755, which represents 16.0% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $4,500,372.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of September 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	7,485,071	57,654,055	(50,722,000)	14,417,126	$—	$9,992	$14,417,126

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$678,606	$689,003	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 33,152,436	$ -
Bank Loans and Mezzanine Loans	-	3,559,198	-
Corporate Bonds	-	72,569,230	-
Foreign Government Bonds	-	97,818,470	-
Inflation-Indexed Bonds	-	20,653,470	-
United States Treasury Notes/Bonds	-	39,760,426	-
Investment Companies	-	14,417,126	-
U.S. Government Agency Notes	-	7,810,289
Total Investments in Securities	$ -	$ 289,740,645	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 1,290,821	$ -
Total Assets	$ -	$ 291,031,466	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 624,532	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaption and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended September 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $60,012,614 and $93,815,503, respectively.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 293,526,744	$ 3,455,500	$ (7,241,599)	$ (3,786,099)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 9.7%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33†	$15,739,721	$15,698,575
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36†	981,706	833,442
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37†	730,135	550,862
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37†	3,411,377	2,703,983
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36†	1,851,470	1,750,159
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36†	2,257,438	1,666,129
Alternative Loan Trust 2007-22, 6.5747%, 9/25/37‡,¤	6,985,287	2,132,418
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22†	543,948	389,455
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35†	5,631,092	4,630,716
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	573,674	559,460
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36†,‡	1,369,394	1,295,957
Banc of America Funding 2007-2 Trust, 4.7169%, 3/25/37†,‡	1,422,785	1,400,640
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37†	36,152	31,393
Banc of America Mortgage Trust 2004-5, 4.7500%, 6/25/19†	102,482	103,025
Bear Stearns ALT-A Trust 2005-4, 3.0077%, 5/25/35†,‡	2,982,680	2,265,995
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36†	2,863,437	2,465,257
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32†,Ç	160,593	155,900
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36†	9,312,076	8,581,756
Equity One Mortgage Pass-Through Trust 2003-4, 6.5310%, 10/25/34†,Ç	265,034	239,068
Fannie Mae REMICS, 6.0747%, 6/25/38†,‡,¤	25,474,839	2,378,410
Fannie Mae REMICS, 5.1747%, 2/25/39‡,¤	3,819,451	535,362
Fannie Mae REMICS, 5.4747%, 3/25/39‡,¤	36,190,969	3,428,823
Fannie Mae REMICS, 5.5247%, 5/25/39‡,¤	26,333,065	2,754,868
Fannie Mae REMICS, 6.0247%, 5/25/39‡,¤	42,117,587	4,685,152
Fannie Mae REMICS, 5.6247%, 3/25/40‡,¤	14,121,526	1,751,120
Fannie Mae REMICS, 4.2247%, 5/25/40†,‡,¤	49,809,755	5,767,701
Fannie Mae REMICS, 5.2447%, 6/25/40†,‡,¤	2,457,439	415,677
Fannie Mae REMICS, 6.0247%, 7/25/42‡,¤	14,961,841	2,679,103
Fannie Mae REMICS, 5.6247%, 11/25/42‡,¤	12,979,776	2,480,887
Fannie Mae REMICS, 5.6247%, 7/25/43‡,¤	30,651,082	4,098,620
Fannie Mae REMICS, 5.0747%, 5/25/45‡,¤	39,692,247	6,156,315
Freddie Mac REMICS, 5.9757%, 8/15/35†,‡,¤	8,038,406	1,494,479
Freddie Mac REMICS, 5.5257%, 4/15/39‡,¤	15,413,892	1,632,154
Freddie Mac REMICS, 5.5257%, 5/15/39‡,¤	13,509,518	1,292,303
Freddie Mac REMICS, 6.1257%, 11/15/40‡,¤	21,540,578	2,249,168
Freddie Mac REMICS, 6.0257%, 3/15/41‡,¤	1,666,052	250,376
Freddie Mac REMICS, 6.0257%, 5/15/42‡,¤	9,194,845	1,840,956
Freddie Mac REMICS, 5.6257%, 12/15/44‡,¤	17,181,650	3,155,383
Government National Mortgage Association, 3.5000%, 12/20/39¤	28,319,943	1,332,646
Government National Mortgage Association, 6.0682%, 12/20/39‡,¤	13,792,766	1,459,694
Government National Mortgage Association, 5.6182%, 4/20/43‡,¤	615,865	90,347
Government National Mortgage Association, 5.1182%, 10/20/45‡,¤	10,816,877	1,536,091
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36†	853,033	731,051
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36†	1,018,362	753,525
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.1799%, 8/25/36†,‡	1,244,636	1,182,196
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36†	2,193,160	1,986,539
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36†	3,923,635	3,308,439
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37†	2,063,601	1,723,895
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	7,625,608	7,436,458
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36†	5,823,457	5,266,731
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46†,Ç	1,718,592	868,043
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21†	619,754	594,397
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	261,252	240,991
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37†,Ç	504,639	501,474
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	174,711	174,517
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36†	810,383	596,898
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37†	5,795,191	3,933,331
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21†	2,025,012	1,994,217
Structured Asset Securities Corp Trust 2005-14, 0.8253%, 7/25/35‡	1,265,914	1,042,386
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
2.7758%, 8/25/36†,‡	2,415,805	2,147,013
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.2587%, 5/25/37†,‡	7,307,016	6,046,266
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37†	4,481,033	3,279,640
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)†	9,386,056	9,246,959
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $163,675,806)		153,974,791
Corporate Bonds – 48.7%
Banking – 9.6%
Ally Financial Inc, 3.2500%, 2/13/18†	48,979,000	49,468,790
Ally Financial Inc, 3.6000%, 5/21/18†	47,803,000	48,520,045

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Ally Financial Inc, 8.0000%, 12/31/18†	$5,790,000	$6,383,475
Astoria Financial Corp, 5.0000%, 6/19/17	3,916,000	3,992,503
Bank of America Corp, 0.9334%, 10/14/16‡	2,085,000	2,085,040
Bank of America Corp, 5.7000%, 5/2/17†	1,553,000	1,589,395
Bank of Nova Scotia, 1.2722%, 12/13/16‡	1,638,000	1,639,615
BNP Paribas SA, 1.2500%, 12/12/16	775,000	775,341
China Merchants Bank Co Ltd/Hong Kong, 2.3750%, 6/12/17†	3,000,000	3,010,158
Fifth Third Bancorp, 1.0666%, 12/20/16	250,000	250,145
Goldman Sachs Group Inc, 5.7500%, 10/1/16	885,000	885,000
Huntington National Bank, 1.3000%, 11/20/16	1,750,000	1,750,581
JPMorgan Chase Bank NA, 0%, 9/21/18‡	4,746,000	4,749,559
KeyBank NA/Cleveland OH, 1.3154%, 11/25/16‡	250,000	250,073
Mizuho Bank Ltd/NY, 0.9093%, 12/7/16‡	2,370,000	2,371,121
Royal Bank of Canada/New York NY, 0.8639%, 11/4/16‡	100,000	100,036
Royal Bank of Canada/New York NY, 1.2154%, 3/10/17‡	1,902,000	1,903,333
SunTrust Banks Inc, 2.3500%, 11/1/18	2,000,000	2,034,486
Synovus Financial Corp, 5.1250%, 6/15/17	1,902,000	1,930,530
Toll Road Investors Partnership II LP, 0%, 2/15/43 (144A)†,◊,§	9,400,000	2,136,329
Toronto-Dominion Bank/NY, 1.0732%, 2/1/17‡	1,049,000	1,049,585
Wells Fargo & Co, 1.1393%, 6/2/17‡	8,477,000	8,477,899
Wells Fargo Bank NA, 1.3834%, 9/7/17‡	4,159,000	4,171,440
Zions Bancorporation, 4.5000%, 3/27/17	2,023,000	2,041,053
		151,565,532
Basic Industry – 1.4%
Alcoa Inc, 5.5500%, 2/1/17	2,355,000	2,384,649
Ashland LLC, 3.8750%, 4/15/18†	8,325,000	8,574,750
BHP Billiton Finance USA Ltd, 1.6250%, 2/24/17	1,591,000	1,593,498
Glencore Finance Canada Ltd, 5.8000%, 11/15/16	76,000	76,266
PPG Industries Inc, 6.6500%, 3/15/18	442,000	473,423
Reliance Steel & Aluminum Co, 6.2000%, 11/15/16	8,217,000	8,252,892
		21,355,478
Capital Goods – 0.7%
CNH Industrial Capital LLC, 6.2500%, 11/1/16	3,423,000	3,433,269
Rockwell Collins Inc, 1.2003%, 12/15/16‡	54,000	54,035
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	7,846,000	8,016,141
		11,503,445
Communications – 1.8%
CenturyLink Inc, 6.0000%, 4/1/17†	10,209,000	10,413,180
CenturyLink Inc, 5.1500%, 6/15/17†	8,150,000	8,313,000
Qwest Corp, 6.5000%, 6/1/17†	9,722,000	10,013,650
		28,739,830
Consumer Cyclical – 5.9%
American Honda Finance Corp, 1.1250%, 10/7/16	118,000	118,001
Dillard's Inc, 6.6250%, 1/15/18†	3,578,000	3,779,069
Dillard's Inc, 7.1300%, 8/1/18†	6,668,000	7,251,450
DR Horton Inc, 4.7500%, 5/15/17†	1,817,000	1,851,069
Ford Motor Credit Co LLC, 8.0000%, 12/15/16	3,939,000	3,994,567
Ford Motor Credit Co LLC, 4.2500%, 2/3/17†	31,254,000	31,553,820
Ford Motor Credit Co LLC, 6.6250%, 8/15/17†	16,206,000	16,913,035
Ford Motor Credit Co LLC, 2.5510%, 10/5/18†	3,953,000	4,010,979
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	1,044,000	1,069,259
General Motors Financial Co Inc, 2.6250%, 7/10/17	4,917,000	4,956,007
Lennar Corp, 12.2500%, 6/1/17	482,000	513,933
Lennar Corp, 4.7500%, 12/15/17	550,000	563,750
Lennar Corp, 4.5000%, 11/15/19	299,000	315,071
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	75,250	82,469
Meritage Homes Corp, 4.5000%, 3/1/18	3,907,000	3,994,908
Volkswagen International Finance NV, 1.2413%, 11/18/16 (144A)‡	6,270,000	6,271,963
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	4,108,000	4,126,244
Wyndham Worldwide Corp, 2.9500%, 3/1/17	2,650,000	2,662,111
		94,027,705
Consumer Non-Cyclical – 1.2%
Amgen Inc, 1.1910%, 5/22/17‡	95,000	95,066
Constellation Brands Inc, 7.2500%, 5/15/17†	4,293,000	4,437,889
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17†	1,821,000	1,889,288
Safeway Inc, 3.4000%, 12/1/16	4,000,000	3,992,000
Safeway Inc, 6.3500%, 8/15/17†	4,133,000	4,225,992
Tesco PLC, 5.5000%, 11/15/17 (144A)	4,900,000	5,077,184
		19,717,419
Electric – 1.6%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	3,896,000	3,888,730
DPL Inc, 6.5000%, 10/15/16	889,000	890,119
Duke Energy Corp, 2.1500%, 11/15/16	490,000	490,419
Southern Power Co, 1.8500%, 12/1/17†	8,297,000	8,349,777

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – (continued)
Talen Energy Supply LLC, 6.5000%, 5/1/18†	$4,000,000	$4,120,000
TransAlta Corp, 1.9000%, 6/3/17†	8,234,000	8,239,846
		25,978,891
Energy – 10.3%
Anadarko Holding Co, 7.0500%, 5/15/18	2,248,000	2,382,529
Anadarko Petroleum Corp, 6.3750%, 9/15/17	936,000	975,819
Boardwalk Pipelines LP, 5.8750%, 11/15/16	474,000	476,197
Boardwalk Pipelines LP, 5.5000%, 2/1/17	3,825,000	3,861,357
Boardwalk Pipelines LP, 5.2000%, 6/1/18	3,803,000	3,868,575
BP Capital Markets PLC, 1.2076%, 11/7/16‡	778,000	778,294
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	1,691,000	1,730,525
DCP Midstream Operating LP, 2.5000%, 12/1/17†	1,119,000	1,113,405
Devon Energy Corp, 1.3903%, 12/15/16‡	445,000	444,451
FMC Technologies Inc, 2.0000%, 10/1/17	3,888,000	3,872,915
Hess Corp, 1.3000%, 6/15/17	2,632,000	2,631,982
Kinder Morgan Inc/DE, 7.0000%, 6/15/17	6,939,000	7,180,838
Lukoil International Finance BV, 6.3560%, 6/7/17 (144A)†	4,000,000	4,110,000
Marathon Oil Corp, 6.0000%, 10/1/17	7,390,000	7,641,556
Marathon Oil Corp, 5.9000%, 3/15/18	784,000	819,401
Marathon Petroleum Corp, 2.7000%, 12/14/18	4,137,000	4,226,272
Murphy Oil Corp, 3.5000%, 12/1/17†	11,571,000	11,771,734
Noble Holding International Ltd, 5.2500%, 3/16/18†	4,119,000	4,057,215
Northwest Pipeline LLC, 5.9500%, 4/15/17	7,937,000	8,087,692
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	831,000	884,688
Pioneer Natural Resources Co, 6.6500%, 3/15/17†	1,500,000	1,534,350
Plains All American Pipeline LP / PAA Finance Corp, 6.1250%, 1/15/17	463,000	468,537
Sabine Pass LNG LP, 7.5000%, 11/30/16†	45,364,000	45,704,230
Sabine Pass LNG LP, 7.5000%, 11/30/16 (144A)	9,478,000	9,549,085
Southern Natural Gas Co LLC, 5.9000%, 4/1/17 (144A)†	3,362,000	3,433,557
Spectra Energy Capital LLC, 6.2000%, 4/15/18	4,100,000	4,336,705
Tennessee Gas Pipeline Co LLC, 7.5000%, 4/1/17†	15,625,000	16,054,797
Transocean Inc, 6.8000%, 12/15/16	8,559,000	8,599,142
Williams Partners LP / Williams Partners Finance Corp, 7.2500%, 2/1/17	1,862,000	1,896,045
		162,491,893
Finance Companies – 3.7%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.7500%, 5/15/17	635,000	637,381
Aircastle Ltd, 6.7500%, 4/15/17†	13,134,000	13,396,680
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	10,074,000	10,439,182
CIT Group Inc, 5.0000%, 5/15/17†	13,926,000	14,187,112
CIT Group Inc, 4.2500%, 8/15/17†	15,067,000	15,349,506
International Lease Finance Corp, 8.7500%, 3/15/17	4,189,000	4,309,434
		58,319,295
Financial Institutions – 2.3%
Icahn Enterprises LP / Icahn Enterprises Finance Corp, 3.5000%, 3/15/17†	28,407,000	28,441,088
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)†	8,120,000	8,196,921
		36,638,009
Governement Guarantee – 0.3%
Eksportfinans ASA, 5.5000%, 6/26/17†	4,050,000	4,151,088
Insurance – 1.6%
Aetna Inc, 1.4907%, 12/8/17†,‡	19,436,000	19,482,044
Kemper Corp, 6.0000%, 5/15/17†	6,000,000	6,161,838
		25,643,882
Owned No Guarantee – 1.0%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	8,164,000	8,245,828
Petrobras Global Finance BV, 6.1250%, 10/6/16	1,242,000	1,241,503
Petroleos Mexicanos, 5.5000%, 2/4/19 (144A)	5,723,000	6,034,903
		15,522,234
Technology – 7.0%
EMC Corp, 1.8750%, 6/1/18†	66,700,000	65,608,382
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	16,459,000	16,891,197
Jabil Circuit Inc, 8.2500%, 3/15/18	4,492,000	4,890,440
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000	4,214,583
Lexmark International Inc, 6.6500%, 6/1/18†	18,705,000	19,837,307
		111,441,909
Transportation – 0.3%
Kansas City Southern, 1.4430%, 10/28/16‡	1,680,000	1,679,973
Ryder System Inc, 2.5000%, 3/1/17	2,835,000	2,845,662
		4,525,635
Total Corporate Bonds (cost $765,580,835)		771,622,245
Foreign Government Bonds – 4.0%
Argentine Republic Government International Bond, 8.7500%, 6/2/17	18,189,000	18,934,749
Argentine Republic Government International Bond, 6.2500%, 4/22/19 (144A)	28,229,000	29,936,854
Argentine Republic Government International Bond, 6.8750%, 4/22/21 (144A)	9,456,000	10,292,856

Shares or Principal Amounts		Value
Foreign Government Bonds – (continued)
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	$4,477,000	$4,622,502
Total Foreign Government Bonds (cost $61,344,695)		63,786,961
Inflation-Indexed Bonds – 2.3%
Mexican Udibonos, 4.5000%, 12/4/25 (cost $38,410,365)	622,099,503	36,810,062
Common Stocks – 21.1%
Airlines – 0.3%
Virgin America Inc*	75,244	4,026,306
Beverages – 12.2%
SABMiller PLC†	2,862,245	166,728,757
SABMiller PLC (ADR)	451,015	26,199,461
		192,928,218
Chemicals – 0.8%
Valspar Corp†	126,118	13,377,336
Electronic Equipment, Instruments & Components – 0%
Ingram Micro Inc	18,986	677,041
Food & Staples Retailing – 0.2%
Rite Aid Corp*	371,823	2,859,319
Gas Utilities – 0%
Piedmont Natural Gas Co Inc	13,632	818,465
Insurance – 0.4%
Fidelity & Guaranty Life	269,090	6,240,197
Internet Software & Services – 5.5%
LinkedIn Corp*,†	454,312	86,828,109
Mortgage Real Estate Investment Trusts (REITs) – 0.7%
American Capital Agency Corp	297,274	5,808,734
Annaly Capital Management Inc	372,798	3,914,379
Capstead Mortgage Corp	88,332	832,971
		10,556,084
Semiconductor & Semiconductor Equipment – 0.2%
SunEdison Semiconductor Ltd*	89,632	1,020,908
Trina Solar Ltd (ADR)*	170,041	1,741,220
		2,762,128
Software – 0.8%
Dell Technologies Inc - VMware Inc*	274,782	13,134,580
Total Common Stocks (cost $338,326,435)		334,207,783
Investment Companies – 4.9%
Closed-End Funds – 2.3%
Aberdeen Asia-Pacific Income Fund Inc	85,883	439,721
BlackRock Credit Allocation Income Trust	91,839	1,226,051
BlackRock Taxable Municipal Bond Trust	478,268	11,464,084
Cohen & Steers Closed-End Opportunity Fund Inc	135,562	1,666,057
Cohen & Steers Infrastructure Fund Inc	50,798	1,094,189
Cohen & Steers REIT and Preferred Income Fund Inc	121,341	2,445,021
Duff & Phelps Global Utility Income Fund Inc	123,713	2,113,018
Eaton Vance Limited Duration Income Fund	90,767	1,244,416
First Trust Intermediate Duration Preferred & Income Fund	101,688	2,373,398
Gabelli Dividend & Income Trust	48,645	934,470
Invesco Trust for Investment Grade Municipals	7,228	101,915
Nuveen Build America Bond Fund	155,890	3,535,585
Nuveen Build America Bond Opportunity Fund	159,963	3,648,756
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund	18,774	301,698
Nuveen Preferred Income Opportunities Fund	59,055	591,731
Nuveen Preferred Securities Income Fund	38,142	365,782
PIMCO Dynamic Credit and Mortgage Income Fund	36,831	750,984
Reaves Utility Income Fund	93,936	2,870,684
		37,167,560
Exchange-Traded Funds (ETFs) – 1.4%
iShares US Preferred Stock†	536,036	21,173,422
PowerShares Variable Rate Preferred Portfolio	44,265	1,129,200
		22,302,622
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	18,957,138	18,957,138
Total Investment Companies (cost $75,829,454)		78,427,320
Total Investments (total cost $1,443,167,590) – 90.7%		1,438,829,162
Cash, Receivables and Other Assets, net of Liabilities – 9.3%		147,096,561
Net Assets – 100%		$1,585,925,723

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,066,291,456	74.1%
United Kingdom	202,805,020	14.1
Argentina	63,786,961	4.4
Mexico	42,844,965	3.0
Canada	14,662,940	1.0
China	12,997,206	0.9
Germany	12,287,495	0.9
Netherlands	8,834,302	0.6
Norway	4,151,088	0.3
Russia	4,110,000	0.3
Japan	2,371,121	0.2
Australia	1,593,498	0.1
Brazil	1,241,503	0.1
France	775,341	0.0
Switzerland	76,266	0.0

Total	$1,438,829,162	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	10/24/16	4,910,000	$6,365,656	$106,012
British Pound	10/24/16	(6,506,000)	(8,434,819)	(259,149)
Euro	10/24/16	(54,791,000)	(61,605,579)	72,272
Japanese Yen	10/6/16	3,148,560,000	31,056,989	314,962

			(32,617,753)	234,097
Citibank NA:
Japanese Yen	10/7/16	1,966,829,000	19,401,497	179,657
JPMorgan Chase & Co.:
British Pound	10/24/16	220,191,000	285,470,508	2,751,444
British Pound	10/24/16	(53,353,000)	(69,170,438)	(125,476)
Euro	10/24/16	54,791,000	61,605,579	(222)
Japanese Yen	10/4/16	2,758,469,000	27,206,519	165,653
Japanese Yen	10/5/16	2,362,280,000	23,300,085	222,884
Mexican Peso	10/24/16	710,696,000	36,576,555	1,456,036

			364,988,808	4,470,319
Morgan Stanley:
British Pound	10/24/16	(17,266,000)	(22,384,810)	(15,240)
Total			$329,387,742	$4,868,833

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
CME E-mini S&P 500 European Future	1,724	$2,190.00	10/16	$435,294	$(254,306)	$(689,600)
	1,724			435,294	(254,306)	(689,600)
Written Put Options:
10-Year US Treasury Note Future	1,182	129.00	10/16	268,806	213,400	(55,406)
US Long Bond Future	393	166.00	10/16	177,214	(117,536)	(294,750)
	1,575			446,020	95,864	(350,156)
Total	3,299			$881,314	$(158,442)	$(1,039,756)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Put Options:
Euro-Bund Future	394	162.00	EUR	10/16	$136,192	$6

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date		Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
JPMorgan Chase & Co.	VMware Inc	947	$70.00		1/17	$549,260	$(15,956)	$(565,216)
Written Put Options:
Bank of America	JPY Currency	78,473,354	98.00	JPY	10/16	450,881	382,531	(68,350)
Total		78,474,301				$1,000,141	$366,575	$(633,566)

Schedule of OTC Written Interest Rate Swaptions
Counterparty/ Description	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Call Swaptions:
Citigroup Global Markets:
Interest Rate Swap maturing 11/9/26	Receive	3-Month CDOR	1.20%	11/9/16	39,208,000	CAD	$123,385	$(21,152)	$(144,537)
Interest Rate Swap maturing 11/14/26	Receive	3-Month CDOR	1.25	11/14/16	39,200,000	CAD	109,974	(123,004)	(232,978)
Total							$ 233,359	$(144,156)	$(377,515)

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
Bank of America:
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00%	12/21/16	$78,778,000	$480,546	$(242,091)	$(722,637)
Barclays Capital, Inc.:
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00	12/21/16	39,389,000	212,701	(148,618)	(361,319)
Total					$693,247	$(390,709)	$(1,083,956)

Schedule of Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Pay	Mexico Interbank TIIE 28 Day	7.1400%	2/18/26	685,777,000	MXN	$750	$467,991	$(34,879)
Pay	Mexico Interbank TIIE 28 Day	6.8600%	6/19/26	717,865,000	MXN	750	68,743	(34,005)
Total						$1,500	$536,734	$(68,884)

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Receive	CPI Urban Consumers NSA	1.6625%	3/31/21	$79,162,000	$$421,575	$421,575

Schedule of OTC Credit Default Swaps - Buy Protection
				Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

Counterparty/ Reference Asset	Fixed Rate	Maturity Date	Notional Amount

Citigroup Global Markets: :
Talen Energy Supply LLC	1.00%	12/20/16	$(3,636,000)	$58,925	$(53,943)	$4,982

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Barclays Capital, Inc.:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00%	12/20/19	$9,278,000	$223,150	$(81,391)	$141,759
Berkshire Hathaway Inc	AA	1.00	12/20/19	4,473,000	103,511	(35,168)	68,343
Berkshire Hathaway Inc	AA	1.00	3/20/20	23,610,000	554,663	(201,523)	353,140
Citigroup Global Markets:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	12/20/19	9,386,000	220,746	(77,336)	143,410
Berkshire Hathaway Inc	AA	1.00	12/20/19	8,427,000	175,255	(46,498)	128,757
Berkshire Hathaway Inc	AA	1.00	3/20/20	10,790,000	253,487	(92,099)	161,388
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	9,278,000	103,465	13,771	117,236
MCDX.NA.24(3)	N/A	1.00	6/20/20	17,362,000	40,242	166,354	206,596
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	12/20/19	13,348,000	294,129	(90,184)	203,945
Berkshire Hathaway Inc	AA	1.00	3/20/20	17,509,000	375,724	(113,838)	261,886
Berkshire Hathaway Inc	AA	1.00	3/20/20	17,509,000	367,030	(105,144)	261,886
Berkshire Hathaway Inc	AA	1.00	3/20/20	17,414,000	354,838	(94,373)	260,465
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	10,000,000	81,754	44,605	126,359
Foreign Corporate Bonds
Kingdom of Spain	BBB+	1.00	3/20/17	34,827,000	373,699	(232,671)	141,028
Foreign Government Bonds
Republic of Italy	Not Rated	1.00	3/20/17	34,827,000	359,201	(270,344)	88,857
JPMorgan Chase & Co.:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	12/20/19	17,904,000	451,668	(178,111)	273,557
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	3/20/20	17,509,000	358,344	(96,458)	261,886

Total					$4,690,906	$(1,490,408)	$3,200,498
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)		If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Notes to Schedule of Investments (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $122,135,875, which represents 7.7% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $786,967,935.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	89,776,613	335,160,525	(405,980,000)	18,957,138	$—	$34,954	$18,957,138

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Toll Road Investors Partnership II LP, 0%, 2/15/43	1/29/15	$1,814,996	$2,136,329	0.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 153,974,791	$ -
Corporate Bonds	-	771,622,245	-
Foreign Government Bonds	-	63,786,961	-
Inflation-Indexed Bonds	-	36,810,062	-
Common Stocks	334,207,783	-	-

Investment Companies	59,470,182	18,957,138	-
Total Investments in Securities	$ 393,677,965	$ 1,045,151,197	$ -

Other Financial Instruments(a):
Foreign Currency Contracts	$ -	$ 5,268,920	$ -
Outstanding Swap Contracts, at Value	-	3,627,055	-
Variation Margin Receivable	-	6	-
Total Assets	$ 393,677,965	$ 1,054,047,178	$ -

Liabilities
Other Financial Instruments(a):
Foreign Currency Contracts	$ -	$ 400,087	$ -
Options Written, at Value	-	1,673,322	-
Swaptions Written, at Value	-	1,461,471	-
Variation Margin Payable	-	68,884	-
Total Liabilities	$ -	$ 3,603,764	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Unconstrained Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $79,770,438 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $40,398,911 and $246,430,022, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $5,166,789 and $0, respectively. There were no futures held at September 30, 2016.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased put options is $102,999. There were no purchased options held at September 30, 2016.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the period ended September 30, 2016, the average ending monthly market value amounts on written call and put options are $995,076 and $330,754, respectively.

Written option activity for the period ended September 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	6,637	$ 2,125,698
Options written	78,506,078	7,080,311
Options closed	(3,112)	(972,122)
Options expired	(28,788)	(5,352,694)
Options exercised	(2,821)	(999,738)
Options outstanding at September 30, 2016	78,477,994	$ 1,881,455

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period ended September 30, 2016, the average ending monthly market value amounts on written call and put swaptions are $1,439,532 and $47,224, respectively.

Written swaption activity for the period ended September 30, 2016 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2016	1,085,620,000	$2,317,659
Swaptions written	243,294,000	1,152,902
Swaptions closed	(874,254,000)	(1,934,042)
Swaptions expired	(258,085,000)	(609,913)
Swaptions exercised	-	-
Swaptions outstanding at September 30, 2016	196,575,000	$926,606

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended September 30, 2016, the average ending monthly market value amounts on credit default swaps which are long and short the reference asset are $2,856,541 and $(3,352,594), respectively.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Fund entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Fund's exposure to inflation. With higher inflation, the Fund benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the period ended September 30, 2016, the average ending monthly market value amounts on interest rate swaps which are long the reference asset is $865,103.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,443,719,798	$11,847,742	$(16,738,378)	$ (4,890,636)

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Government Money Market Fund

Schedule of Investments (unaudited)

September 30, 2016

Principal Amounts		Value
U.S. Government Agency Notes – 41.3%
Fannie Mae Discount Notes:
0.3666%, 3/1/17	$3,000,000	$2,995,460
Federal Farm Credit Discount Notes:
0.5224%, 11/9/16	2,000,000	1,998,929
0.3106%, 11/10/16	3,000,000	2,999,018
0.5930%, 11/29/16	2,500,000	2,497,661
		7,495,608
Federal Home Loan Bank Discount Notes:
0.3508%, 10/5/16	3,000,000	2,999,942
0.4314%, 10/7/16	3,000,000	2,999,856
0.4616%, 10/12/16	3,000,000	2,999,655
0.3508%, 10/24/16	1,900,000	1,899,612
0.4566%, 10/26/16	3,000,000	2,999,127
0.4666%, 11/4/16	3,000,000	2,998,759
0.3257%, 11/9/16	3,000,000	2,998,998
0.3307%, 11/15/16	1,200,000	1,199,527
0.4917%, 11/16/16	3,000,000	2,998,202
0.5422%, 11/18/16	3,000,000	2,997,928
0.3407%, 11/25/16	4,000,000	3,997,997
0.5825%, 11/30/16	2,000,000	1,998,129
0.5019%, 12/7/16	3,600,000	3,596,747
0.3508%, 12/9/16	2,000,000	1,998,697
0.4364%, 1/6/17	3,000,000	2,996,554
0.4515%, 1/13/17	2,000,000	1,997,449
0.4717%, 1/20/17	3,500,000	3,495,017
0.4515%, 2/1/17	3,000,000	2,995,461
0.4617%, 2/21/17	3,000,000	2,994,592
0.4818%, 3/21/17	3,000,000	2,993,239
0.5021%, 5/5/17	3,000,000	2,991,082
		59,146,570
FHLMC Multifamily VRD Certificates Taxable:
0.8400%, 1/15/42 ‡	5,882,187	5,882,059
Freddie Mac Discount Notes:
0.4842%, 2/28/17	2,000,000	1,996,032
Total U.S. Government Agency Notes (cost $77,515,729)		77,515,729
Variable Rate Demand Agency Notes ‡ – 37.0%
AE REALTY LLC, 0.8500%, 10/1/23	780,000	780,000
Clearwater Solutions LLC, 0.8700%, 9/1/21	800,000	800,000
Cypress Bend Real Estate Development Co LLC, 0.8500%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 0.8200%, 12/1/22	2,220,000	2,220,000
Greer Family LLC, 0.8200%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 1.0600%, 5/1/37	390,000	390,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
0.8500%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 0.7000%, 6/3/47	3,160,000	3,160,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 0.8500%, 4/1/36	6,425,000	6,425,000
Koar D'Iberville Center LLC, 0.8500%, 1/1/33	5,385,000	5,385,000
Lake Nona Trust, 0.8500%, 10/1/44	3,000,000	3,000,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.6266%, 11/1/35	9,700,000	9,700,000
Mississippi Business Finance Corp, 0.7500%, 9/1/21	1,435,000	1,435,000
Mississippi Business Finance Corp, 0.8500%, 1/1/34	3,450,000	3,450,000
Mississippi Business Finance Corp, 0.8500%, 8/1/34	4,050,000	4,050,000
Mississippi Business Finance Corp, 0.8500%, 12/1/35	3,470,000	3,470,000
Phenix City Downtown Redevelopment Authority, 0.8500%, 2/1/33	3,990,000	3,990,000
Sacramento Redevelopment Agency Successor Agency, 1.0000%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocably Trust, 0.8500%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 0.8500%, 10/3/22	1,775,000	1,775,000
Total Variable Rate Demand Agency Notes (cost $69,530,000)		69,530,000
Repurchase Agreements (a) – 21.7%
Undivided interest of 27.2% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,005,875) with RBC Capital Markets Corp., 0.4700%, dated 9/30/16, maturing 10/3/16 to be repurchased at $40,801,598 collateralized by $143,155,671 in U.S. Government Agencies 2.0000% - 5.0000%, 6/1/28 - 7/1/46 with a value of $153,000,000 (cost $40,800,000)	40,800,000	40,800,000
Total Investments (total cost $187,845,729) – 100.0%		187,845,729
Cash, Receivables and Other Assets, net of Liabilities – 0%		49,600
Net Assets – 100%		$187,895,329

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
U.S. Government Agency Notes	$ -	$ 77,515,729	$ -
Variable Rate Demand Agency Notes	-	69,530,000	-
Repurchase Agreements	-	40,800,000	-
Total Assets	$ -	$ 187,845,729	$ -

Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus High-Yield Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
Fannie Mae Connecticut Avenue Securities, 5.4253%, 11/25/24‡	$3,722,673	$4,023,507
Fannie Mae Connecticut Avenue Securities, 4.5244%, 5/25/25‡	7,663,000	7,970,079
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	10,085,000	9,884,558
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
3.8243%, 1/15/32 (144A)‡	4,787,000	4,774,167
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.4743%, 1/15/32 (144A)‡	3,910,000	3,898,383
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	2,319,000	2,145,874
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	4,301,973	4,306,413
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $36,199,896)		37,002,981
Bank Loans and Mezzanine Loans – 5.7%
Basic Industry – 0.6%
Oxbow Energy Solutions LLC, 8.0000%, 1/17/20‡	12,110,000	11,766,924
Capital Goods – 0.5%
Stardust Finance Holdings Inc, 10.5000%, 3/13/23‡	11,163,000	11,093,231
Consumer Cyclical – 1.8%
Cosmopolitan of Las Vegas, 9.2750%, 12/19/16‡	13,292,000	13,092,620
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	22,032,000	22,065,048
		35,157,668
Consumer Non-Cyclical – 0.8%
Del Monte Foods Inc, 8.2500%, 8/18/21‡	1,344,000	994,560
Dole Food Co Inc, 4.5137%, 11/1/18‡	12,741,541	12,764,349
Tumi Holdings Inc, 4.0000%, 5/15/23‡	2,238,000	2,256,889
		16,015,798
Energy – 0.9%
Chesapeake Energy Corp, 8.5000%, 8/23/21(a),‡	14,922,000	15,654,073
Chief Exploration & Development LLC, 7.7528%, 5/16/21‡	2,150,000	1,999,500
		17,653,573
Real Estate Investment Trusts (REITs) – 0.4%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	7,312,000	7,348,560
Technology – 0.5%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23‡	10,324,258	10,441,851
Transportation – 0.2%
OSG International Inc, 5.7500%, 8/5/19‡	4,051,364	4,041,236
Total Bank Loans and Mezzanine Loans (cost $113,137,352)		113,518,841
Corporate Bonds – 87.0%
Banking – 0.6%
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	5,258,000	4,798,272
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	6,961,000	6,968,379
		11,766,651
Basic Industry – 5.4%
Alcoa Inc, 5.9500%, 2/1/37	9,737,000	9,790,553
Aleris International Inc, 9.5000%, 4/1/21 (144A)	13,997,000	15,081,767
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,756,000	3,765,390
ArcelorMittal, 6.1250%, 6/1/25	2,253,000	2,455,770
ArcelorMittal, 8.0000%, 10/15/39	10,666,000	11,519,280
Axalta Coating Systems LLC, 4.8750%, 8/15/24 (144A)	2,284,000	2,339,673
Cliffs Natural Resources Inc, 4.8000%, 10/1/20†	1,211,000	999,075
Cliffs Natural Resources Inc, 4.8750%, 4/1/21	6,671,000	5,403,510
FMG Resources August 2006 Pty Ltd, 9.7500%, 3/1/22 (144A)	826,000	958,160
FMG Resources August 2006 Pty Ltd, 6.8750%, 4/1/22 (144A)	2,655,000	2,747,394
Freeport-McMoRan Inc, 3.8750%, 3/15/23	5,606,000	5,030,937
Kaiser Aluminum Corp, 5.8750%, 5/15/24	6,801,000	7,107,045
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	5,108,000	5,503,870
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	4,507,000	4,383,058
Teck Resources Ltd, 8.0000%, 6/1/21 (144A)	2,675,000	2,909,063
Teck Resources Ltd, 4.7500%, 1/15/22	5,859,000	5,741,820
Teck Resources Ltd, 3.7500%, 2/1/23	12,694,000	11,630,877
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,939,000	3,365,155
Versum Materials Inc, 5.5000%, 9/30/24 (144A)	6,956,000	7,147,290
		107,879,687
Capital Goods – 7.1%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	37,315,000	38,260,006
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	1,953,000	1,962,765
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	17,050,000	18,158,250
Ball Corp, 5.2500%, 7/1/25	10,065,000	10,845,037
Builders FirstSource Inc, 10.7500%, 8/15/23 (144A)	4,902,000	5,625,045

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Eagle Materials Inc, 4.5000%, 8/1/26	$3,179,000	$3,221,646
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	4,040,000	4,181,400
Herc Rentals Inc, 7.7500%, 6/1/24 (144A)	6,122,000	6,290,355
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)	2,231,000	2,426,213
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC,
7.0000%, 7/15/24 (144A)	3,134,000	3,361,215
Summit Materials LLC / Summit Materials Finance Corp,
8.5000%, 4/15/22 (144A)	13,520,000	14,736,800
TransDigm Inc, 6.3750%, 6/15/26 (144A)	17,789,000	18,367,142
US Concrete Inc, 6.3750%, 6/1/24	4,601,000	4,773,538
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	9,812,000	10,351,660
		142,561,072
Communications – 15.4%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	18,117,000	18,592,571
Altice Finco SA, 7.6250%, 2/15/25 (144A)	11,155,000	11,210,775
Altice US Finance I Corp, 5.3750%, 7/15/23 (144A)	17,831,000	18,432,796
Block Communications Inc, 7.2500%, 2/1/20 (144A)	15,359,000	15,742,975
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	6,111,000	6,408,911
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	4,791,000	4,994,618
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	5,308,000	5,653,020
CenturyLink Inc, 7.5000%, 4/1/24	3,673,000	3,920,928
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	3,511,000	3,616,330
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,317,000	10,062,360
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	15,127,000	15,750,989
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	2,249,000	2,591,973
CSC Holdings LLC, 6.6250%, 10/15/25 (144A)	2,253,000	2,444,505
DISH DBS Corp, 5.8750%, 7/15/22	4,957,000	5,094,458
DISH DBS Corp, 7.7500%, 7/1/26 (144A)	2,404,000	2,554,250
Entercom Radio LLC, 10.5000%, 12/1/19	18,938,000	19,719,192
Frontier Communications Corp, 10.5000%, 9/15/22	22,249,000	23,583,940
Level 3 Financing Inc, 5.3750%, 8/15/22	7,704,000	8,050,680
Level 3 Financing Inc, 5.1250%, 5/1/23	10,808,000	11,132,240
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education
Finance, 7.8750%, 5/15/24 (144A)	4,688,000	5,063,040
Netflix Inc, 5.7500%, 3/1/24	2,498,000	2,685,350
Nexstar Escrow Corp, 5.6250%, 8/1/24 (144A)	12,012,000	12,042,030
RR Donnelley & Sons Co, 6.0000%, 4/1/24	5,685,000	5,642,363
SFR Group SA, 6.0000%, 5/15/22 (144A)	9,314,000	9,500,280
SFR Group SA, 7.3750%, 5/1/26 (144A)	16,590,000	16,958,132
Sirius XM Radio Inc, 5.3750%, 7/15/26 (144A)	7,812,000	8,026,830
Sprint Corp, 7.1250%, 6/15/24	6,154,000	6,000,150
T-Mobile USA Inc, 6.2500%, 4/1/21	12,018,000	12,611,389
T-Mobile USA Inc, 6.0000%, 3/1/23	13,014,000	13,902,986
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	8,295,000	8,419,425
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	4,582,000	4,862,648
UPCB Finance IV Ltd, 5.3750%, 1/15/25 (144A)	11,267,000	11,319,392
		306,591,526
Consumer Cyclical – 21.4%
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	5,788,000	5,614,360
Beazer Homes USA Inc, 8.7500%, 3/15/22 (144A)	5,071,000	5,349,905
Boyd Gaming Corp, 6.3750%, 4/1/26 (144A)	6,522,000	6,994,845
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,100,000	5,170,696
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	13,796,000	14,261,615
Caesars Entertainment Resort Properties LLC, 11.0000%, 10/1/21	5,478,000	5,875,155
CCM Merger Inc, 9.1250%, 5/1/19 (144A)	5,859,000	6,122,655
Century Communities Inc, 6.8750%, 5/15/22	19,589,000	19,784,890
Crescent Communities LLC, 8.8750%, 10/15/21 (144A)	2,982,000	3,019,275
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	12,886,000	13,626,945
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)	19,855,000	20,401,012
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	13,889,000	14,695,951
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	4,807,000	5,095,420
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	5,183,000	5,584,683
JC Penney Corp Inc, 5.7500%, 2/15/18	12,420,000	12,854,700
JC Penney Corp Inc, 8.1250%, 10/1/19	7,199,000	7,846,910
KB Home, 7.6250%, 5/15/23	6,085,000	6,480,525
Landry's Holdings II Inc, 10.2500%, 1/1/18 (144A)	2,247,000	2,294,636
Landry's Inc, 9.3750%, 5/1/20 (144A)	35,657,000	37,398,844
Landry's Inc, 6.7500%, 10/15/24 (144A)	19,195,000	19,530,912
Levi Strauss & Co, 5.0000%, 5/1/25	4,690,000	4,889,325
Meritage Homes Corp, 7.1500%, 4/15/20	8,385,000	9,328,312
Meritage Homes Corp, 7.0000%, 4/1/22	8,976,000	10,008,240

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24 (144A)	$3,784,000	$4,104,505
MGM Resorts International, 6.7500%, 10/1/20	3,311,000	3,708,320
MGM Resorts International, 6.6250%, 12/15/21	10,395,000	11,694,375
MGM Resorts International, 7.7500%, 3/15/22	3,823,000	4,434,680
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	25,783,000	27,813,411
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)	15,203,000	15,164,992
MPG Holdco I Inc, 7.3750%, 10/15/22	10,852,000	11,096,170
Performance Food Group Inc, 5.5000%, 6/1/24 (144A)	10,032,000	10,358,040
PetSmart Inc, 7.1250%, 3/15/23 (144A)	12,641,000	13,241,447
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	15,994,000	15,074,345
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	19,279,000	19,664,580
PulteGroup Inc, 5.5000%, 3/1/26	7,511,000	7,886,550
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	3,697,000	3,989,691
ROC Finance LLC / ROC Finance 1 Corp, 12.1250%, 9/1/18 (144A)	21,519,000	22,030,076
Station Casinos LLC, 7.5000%, 3/1/21	7,298,000	7,718,511
WCI Communities Inc, 6.8750%, 8/15/21	5,806,000	6,154,360
		426,363,864
Consumer Non-Cyclical – 11.8%
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC,
6.6250%, 6/15/24 (144A)	7,905,000	8,221,200
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC,
5.7500%, 3/15/25 (144A)	2,293,000	2,287,268
Capsugel SA, 7.0000%, 5/15/19 (144A)†	7,189,000	7,206,972
CHS/Community Health Systems Inc, 8.0000%, 11/15/19	9,990,000	9,790,200
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	11,946,000	11,946,000
Dole Food Co Inc, 7.2500%, 5/1/19 (144A)	4,882,000	4,955,230
Endo Ltd / Endo Finance LLC / Endo Finco Inc, 6.5000%, 2/1/25 (144A)	5,630,000	4,975,513
Fresh Market Inc, 9.7500%, 5/1/23 (144A)	8,456,000	7,546,980
HCA Inc, 5.3750%, 2/1/25	19,003,000	19,620,597
HCA Inc, 5.2500%, 6/15/26	4,185,000	4,446,563
Hologic Inc, 5.2500%, 7/15/22 (144A)	5,322,000	5,647,973
Horizon Pharma Inc, 6.6250%, 5/1/23	3,606,000	3,398,655
JBS USA LUX SA / JBS USA Finance Inc, 8.2500%, 2/1/20 (144A)	9,751,000	10,055,719
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	11,945,000	12,348,144
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	5,021,000	5,190,459
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	6,009,000	5,903,842
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	6,414,000	6,895,050
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp,
5.8750%, 1/15/24 (144A)	3,123,000	3,333,803
Post Holdings Inc, 7.7500%, 3/15/24 (144A)	4,582,000	5,131,840
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	8,190,000	8,149,050
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)	14,350,000	14,314,125
Smithfield Foods Inc, 5.8750%, 8/1/21 (144A)	48,000	50,160
Smithfield Foods Inc, 6.6250%, 8/15/22	359,000	379,643
SUPERVALU Inc, 6.7500%, 6/1/21	11,544,000	10,793,640
SUPERVALU Inc, 7.7500%, 11/15/22	5,258,000	5,021,390
Tenet Healthcare Corp, 8.0000%, 8/1/20	6,619,000	6,685,190
Tenet Healthcare Corp, 6.0000%, 10/1/20	6,529,000	6,904,417
TreeHouse Foods Inc, 6.0000%, 2/15/24 (144A)	3,004,000	3,233,055
Universal Hospital Services Inc, 7.6250%, 8/15/20	5,333,000	5,079,683
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	5,403,000	4,997,775
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	22,909,000	19,730,376
Valvoline Inc, 5.5000%, 7/15/24 (144A)	10,456,000	10,952,660
		235,193,172
Electric – 1.1%
Calpine Corp, 5.2500%, 6/1/26 (144A)	9,915,000	10,038,937
NRG Energy Inc, 6.2500%, 7/15/22	10,891,000	11,054,365
		21,093,302
Energy – 11.5%
Antero Resources Corp, 5.6250%, 6/1/23	3,756,000	3,826,425
Boardwalk Pipelines LP, 5.9500%, 6/1/26†	5,258,000	5,813,077
Carrizo Oil & Gas Inc, 6.2500%, 4/15/23	2,147,000	2,125,530
Chesapeake Energy Corp, 5.7500%, 3/15/23	10,516,000	8,938,600
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	4,560,000	4,560,000
Clayton Williams Energy Inc, 7.7500%, 4/1/19	5,483,000	5,359,633
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp,
6.1250%, 3/1/22	5,388,000	5,441,880
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	16,341,000	16,790,377
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	8,876,000	9,452,940
Ensco PLC, 4.5000%, 10/1/24	1,502,000	1,081,440
Ensco PLC, 5.7500%, 10/1/44	8,713,000	5,320,898
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp, 8.6250%, 6/15/20	6,038,000	5,932,335

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Great Western Petroleum LLC / Great Western Finance Inc,
9.0000%, 9/30/21 (144A)	$10,105,000	$10,130,262
Holly Energy Partners LP / Holly Energy Finance Corp, 6.5000%, 3/1/20	9,487,000	9,783,469
Holly Energy Partners LP / Holly Energy Finance Corp,
6.0000%, 8/1/24 (144A)	3,347,000	3,464,145
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	16,105,000	13,689,250
Murphy Oil Corp, 6.8750%, 8/15/24	4,862,000	5,025,859
Newfield Exploration Co, 5.3750%, 1/1/26	8,185,000	8,205,462
Noble Holding International Ltd, 4.6250%, 3/1/21	6,760,000	5,408,000
Oasis Petroleum Inc, 6.5000%, 11/1/21	2,038,000	1,946,290
PBF Holding Co LLC / PBF Finance Corp, 8.2500%, 2/15/20†	5,261,000	5,426,722
QEP Resources Inc, 5.3750%, 10/1/22	4,257,000	4,225,073
QEP Resources Inc, 5.2500%, 5/1/23	7,813,000	7,695,805
Rice Energy Inc, 6.2500%, 5/1/22	6,421,000	6,629,682
Rowan Cos Inc, 7.8750%, 8/1/19	181,000	193,218
Rowan Cos Inc, 4.8750%, 6/1/22	5,192,000	4,387,240
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26 (144A)	13,069,000	14,204,369
SESI LLC, 6.3750%, 5/1/19	2,253,000	2,236,103
SESI LLC, 7.1250%, 12/15/21	3,560,000	3,479,900
Seven Generations Energy Ltd, 6.7500%, 5/1/23 (144A)	6,454,000	6,696,025
SM Energy Co, 6.5000%, 1/1/23	7,538,000	7,613,380
SM Energy Co, 5.0000%, 1/15/24	2,253,000	2,117,820
SM Energy Co, 5.6250%, 6/1/25	6,611,000	6,214,340
Southwestern Energy Co, 6.7000%, 1/23/25	4,244,000	4,244,000
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	5,558,000	5,623,290
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	10,830,000	10,946,011
WPX Energy Inc, 6.0000%, 1/15/22†	5,333,000	5,323,001
		229,551,851
Finance Companies – 0.5%
CIT Group Inc, 5.5000%, 2/15/19 (144A)	8,807,000	9,324,411
Financial Institutions – 1.0%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	20,134,000	20,285,005
Industrial – 1.9%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,288,000	5,605,280
Howard Hughes Corp, 6.8750%, 10/1/21 (144A)†	22,774,000	23,941,167
Park-Ohio Industries Inc, 8.1250%, 4/1/21	9,030,000	9,278,325
		38,824,772
Insurance – 0.8%
Centene Corp, 5.6250%, 2/15/21	5,258,000	5,573,480
CNO Financial Group Inc, 5.2500%, 5/30/25	10,119,000	10,043,107
		15,616,587
Natural Gas – 0.3%
MPLX LP, 4.5000%, 7/15/23	6,303,000	6,428,247
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,558,000	3,931,590
Technology – 5.1%
Blackboard Inc, 7.7500%, 11/15/19 (144A)	21,683,000	21,357,755
Cengage Learning Inc, 9.5000%, 6/15/24 (144A)	7,368,000	7,496,940
CommScope Technologies Finance LLC, 6.0000%, 6/15/25 (144A)	6,897,000	7,353,926
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24 (144A)	7,593,000	7,687,912
First Data Corp, 7.0000%, 12/1/23 (144A)	7,578,000	8,013,735
First Data Corp, 5.0000%, 1/15/24 (144A)†	10,331,000	10,485,965
IMS Health Inc, 5.0000%, 10/15/26 (144A)	5,075,000	5,278,000
Qorvo Inc, 6.7500%, 12/1/23	2,786,000	3,005,398
Seagate HDD Cayman, 4.8750%, 6/1/27	18,274,000	16,166,898
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,445,000	9,976,281
Western Digital Corp, 7.3750%, 4/1/23 (144A)	3,756,000	4,131,600
		100,954,410
Transportation – 2.9%
CEVA Group PLC, 4.0000%, 5/1/18 (144A)†	5,278,000	4,671,030
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	9,605,000	6,843,562
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	21,418,000	21,953,450
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	11,516,000	10,450,770
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	9,248,000	9,340,480
XPO Logistics Inc, 6.1250%, 9/1/23 (144A)	4,981,000	5,105,525
		58,364,817
Total Corporate Bonds (cost $1,681,646,981)		1,734,730,964
Common Stocks – 0.2%
Chemicals – 0.1%
Valvoline Inc*	69,954	1,643,219
Specialty Retail – 0.1%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	132,324	2,409,819
Total Common Stocks (cost $4,075,639)		4,053,038

Shares or Principal Amounts		Value
Preferred Stocks – 0.5%
Metals & Mining – 0.4%
Alcoa Inc, 5.3750%	202,850	$6,631,166
Oil, Gas & Consumable Fuels – 0.1%
Jones Energy Inc, 8.0000%	39,750	2,517,916
Total Preferred Stocks (cost $9,104,940)		9,149,082
Investment Companies – 4.8%
Money Markets – 4.8%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $95,593,215)	95,593,215	95,593,215
Total Investments (total cost $1,939,758,023) – 100.0%		1,994,048,121
Cash, Receivables and Other Assets, net of Liabilities – 0%		306,048
Net Assets – 100%		$1,994,354,169

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,724,890,921	86.5%
Luxembourg	55,724,396	2.8
United Kingdom	42,877,847	2.2
Brazil	33,498,164	1.7
Netherlands	30,983,972	1.6
Canada	30,342,940	1.5
France	26,458,412	1.3
Ireland	20,121,015	1.0
Singapore	10,441,851	0.5
Greece	6,843,562	0.3
Italy	4,798,272	0.2
Australia	3,705,554	0.2
New Zealand	3,361,215	0.2

Total	$1,994,048,121	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $1,050,285,458, which represents 52.7% of net assets.

*	Non-income producing security.
(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $46,327,454.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.
ºº	Rate shown is the 7-day yield as of September 30, 2016.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	173,861,632	384,296,583	(462,565,000)	95,593,215	$—	$111,633	$95,593,215

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	3/22/11 - 8/5/14	$37,342,501	$38,260,006	1.9%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	2,409,819	0.1
Total		$39,879,152	$40,669,825	2.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 37,002,981	$ -
Bank Loans and Mezzanine Loans	-	113,518,841	-
Corporate Bonds	-	1,734,730,964	-
Common Stocks
Chemicals	1,643,219	-	-
Specialty Retail	-	-	2,409,819
Preferred Stocks	-	9,149,082	-
Investment Companies	-	95,593,215	-
Total Assets	$ 1,643,219	$ 1,989,995,083	$ 2,409,819

Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is asecondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,940,948,556	$63,211,497	$(10,111,932)	$ 53,099,565

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and

INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Money Market Fund

Schedule of Investments (unaudited)

September 30, 2016

Principal Amounts		Value
Certificates of Deposit – 8.0%
Bank of Montreal/Chicago IL, 0.7500%, 12/21/16	$30,000,000	$30,000,000
Bank of Montreal/Chicago IL, 0.7000%, 12/27/16	20,000,000	20,000,000
Wells Fargo Bank NA, 0.8500%, 10/7/16	12,000,000	12,000,000
Wells Fargo Bank NA, 0.8600%, 11/7/16	20,000,000	20,000,000
Total Certificates of Deposit (cost $82,000,000)		82,000,000
Commercial Paper – 38.9%
ANZ New Zealand Int'l Ltd/London, 0.7970%, 11/4/16 (Section 4(2))	25,000,000	24,982,654
BNP Paribas SA/New York NY, 0.4893%, 10/5/16	15,000,000	14,999,600
JP Morgan Securities LLC, 0.9213%, 11/23/16	25,000,000	24,968,074
JP Morgan Securities LLC, 0.9415%, 1/30/17	25,000,000	24,923,896
Manhattan Asset Funding Co LLC, 0.6325%, 10/13/16 (Section 4(2))	35,000,000	34,993,971
Manhattan Asset Funding Co LLC, 0.6632%, 10/18/16 (Section 4(2))	18,900,000	18,894,881
Nieuw Amsterdam Receivables Corp, 0.8276%, 11/10/16 (Section 4(2))	25,000,000	24,978,615
Nieuw Amsterdam Receivables Corp, 0.9100%, 12/16/16 (Section 4(2))	25,000,000	24,954,254
Svenska Handelsbanken AB, 0.6535%, 10/11/16 (Section 4(2))	25,000,000	24,996,441
Svenska Handelsbanken AB, 0.7251%, 10/24/16 (Section 4(2))	25,000,000	24,989,639
Swedbank AB, 0.6841%, 11/1/16	25,000,000	24,986,499
Swedbank AB, 0.7559%, 12/19/16	25,000,000	24,960,426
Toronto-Dominion Holdings USA Inc, 0.5610%, 10/19/16 (Section 4(2))	20,100,000	20,095,085
Toronto-Dominion Holdings USA Inc, 0.7456%, 10/27/16 (Section 4(2))	32,200,000	32,184,319
Victory Receivables Corp, 0.6120%, 10/3/16 (Section 4(2))	15,000,000	15,000,000
Victory Receivables Corp, 0.6325%, 10/13/16 (Section 4(2))	30,000,000	29,994,832
Victory Receivables Corp, 0.6632%, 10/24/16 (Section 4(2))	9,000,000	8,996,587
Total Commercial Paper (cost $399,899,773)		399,899,773
U.S. Government Agency Notes – 7.7%
Fannie Mae Discount Notes:
0.4819%, 5/12/17	20,000,000	19,941,064
Federal Farm Credit Discount Notes:
0.4517%, 2/14/17	7,000,000	6,988,268
Federal Home Loan Bank Discount Notes:
0.3407%, 11/25/16	15,000,000	14,992,490
0.4819%, 2/23/17	8,500,000	8,483,783
0.4717%, 3/1/17	18,800,000	18,763,421
0.5374%, 5/5/17	10,000,000	9,968,193
		52,207,887
Total U.S. Government Agency Notes (cost $79,137,219)		79,137,219
Variable Rate Demand Agency Notes ‡ – 20.0%
Breckenridge Terrace LLC, 0.8400%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 0.8400%, 5/2/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 0.8300%, 7/1/33	800,000	800,000
County of Eagle CO, 0.8400%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 0.8400%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 0.8500%, 8/1/28	3,750,000	3,750,000
Hawkes 0-Side I LLC, 0.8800%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 0.8200%, 7/1/26	4,080,000	4,080,000
J-Jay Properties LLC, 0.8900%, 7/2/35	3,315,000	3,315,000
Kaneville Road Joint Venture Inc, 0.8500%, 11/1/32	4,940,000	4,940,000
Lush Properties LLC, 0.8500%, 11/1/33	5,395,000	5,395,000
Lynette Kerrane-Darragh Children's Trust, 0.8500%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.6266%, 11/1/35	4,130,000	4,130,000
Michael Dennis Sullivan Irrevocable Trust, 0.8500%, 2/1/35	6,000,000	6,000,000
Mississippi Business Finance Corp, 0.8500%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 0.8500%, 12/1/35	6,000,000	6,000,000
Phenix City Downtown Redevelopment Authority, 0.8500%, 2/1/33	4,630,000	4,630,000
Phoenix Realty Special Account-U LP, 0.8900%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 0.7000%, 11/1/19	610,000	610,000
SSAB AB, 0.8500%, 4/1/34	30,000,000	30,000,000
SSAB AB, 0.8500%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 0.8500%, 5/1/46	13,875,000	13,875,000
Sunroad Centrum Apartments 4 LP, 0.9300%, 5/3/55	27,000,000	27,000,000
Tenderfoot Seasonal Housing LLC, 0.8400%, 7/2/35	5,700,000	5,700,000
Tift County Development Authority, 0.6800%, 2/1/18	2,600,000	2,600,000
University of Illinois, 0.6000%, 4/1/44	8,015,000	8,015,000
Total Variable Rate Demand Agency Notes (cost $204,830,000)		204,830,000
Repurchase Agreements (a) – 25.4%
Goldman Sachs & Co., 0.4000%, dated 9/30/16, maturing 10/3/16 to be repurchased at $100,003,333 collateralized by $95,386,635 in U.S. Government Agencies 1.1742% - 4.0000%, 3/15/22 - 4/1/46 with a value of $102,000,000	100,000,000	100,000,000

Principal Amounts		Value
Repurchase Agreements (a) – (continued)
Undivided interest of 80.7% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,007,833) with HSBC Securities (USA), Inc., 0.4700%, dated 9/30/16, maturing 10/3/16 to be repurchased at $161,306,318 collateralized by $189,228,668 in U.S. Government Agencies 3.5000% - 5.0000%, 2/1/23 - 8/1/42 with a value of $204,002,215	$161,300,000	$161,300,000
Total Repurchase Agreements (cost $261,300,000)		261,300,000
Total Investments (total cost $1,027,166,992) – 100.0%		1,027,166,992
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(76,231)
Net Assets – 100%		$1,027,090,761

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Certificates of Deposit	$ -	$ 82,000,000	$ -
Commercial Paper	-	399,899,773	-
U.S. Government Agency Notes	-	79,137,219	-
Variable Rate Demand Agency Notes	-	204,830,000	-
Repurchase Agreements	-	261,300,000	-
Total Assets	$ -	$ 1,027,166,992	$ -

Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 30.4%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$65,000		$67,284
AmeriCredit Automobile Receivables Trust 2015-3, 3.3400%, 8/8/21	200,000		205,823
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	125,000		129,722
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	650,000		649,195
Banc of America Commercial Mortgage Trust 2006-6, 5.5100%, 10/10/45	949,000		931,102
Banc of America Commercial Mortgage Trust 2006-6, 5.5500%, 10/10/45 (144A)	120,000		114,194
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000		177,528
BHMS 2014-ATLS Mortgage Trust, 6.2460%, 7/5/33 (144A)‡	210,000		201,586
Capital Auto Receivables Asset Trust 2016-1, 4.0300%, 8/21/23	562,000		584,959
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	1,000,000		1,000,000
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.6712%, 4/10/29 (144A)‡	250,000		251,372
CGBAM Commercial Mortgage Trust 2014-HD, 2.1243%, 2/15/31 (144A)‡	171,706		167,644
CGBAM Commercial Mortgage Trust 2014-HD, 3.5243%, 2/15/31 (144A)‡	100,000		94,788
Colony Starwood Homes 2016-1 Trust, 4.6809%, 7/17/33 (144A)‡	300,000		302,784
COMM 2007-C9 Mortgage Trust, 6.0069%, 12/10/49‡	150,000		150,265
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	251,000		243,743
DECO 12-UK 4 plc, 0.6976%, 1/27/20‡	210,386	GBP	269,573
ECAF I Ltd, 4.9470%, 6/15/40 (144A)	247,793		244,773
Fannie Mae Connecticut Avenue Securities, 5.7753%, 10/25/23‡	130,762		144,779
Fannie Mae Connecticut Avenue Securities, 5.4253%, 11/25/24‡	262,117		283,299
Fannie Mae Connecticut Avenue Securities, 4.8253%, 2/25/25‡	290,000		303,937
Fannie Mae Connecticut Avenue Securities, 4.5244%, 5/25/25‡	186,000		193,454
Fannie Mae Connecticut Avenue Securities, 5.5253%, 7/25/25‡	960,000		1,024,596
Fannie Mae REMICS, 5.6247%, 12/25/42‡,¤	1,161,145		278,189
Freddie Mac Structured Agency Credit Risk Debt Notes, 5.2244%, 4/25/28‡	250,000		265,243
FREMF 2015-K720 Mortgage Trust, 3.5056%, 7/25/22 (144A)‡	260,000		227,786
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	463,000		453,798
Government National Mortgage Association, 5.0182%, 1/20/44‡,¤	1,668,177		297,746
Government National Mortgage Association, 5.6204%, 10/16/55‡,¤	2,564,954		652,865
Government National Mortgage Association, 1.0744%, 5/16/58‡,¤	7,892,030		674,487
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	500,000		496,766
GS Mortgage Securities Corp Trust 2016-ICE2, 6.2743%, 2/15/33 (144A)‡	550,000		551,419
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
0.7633%, 11/15/43 (144A)‡,¤	23,602,825		600,536
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
3.8243%, 1/15/32 (144A)‡	400,000		398,928
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.4743%, 1/15/32 (144A)‡	300,000		299,109
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.0243%, 7/15/36 (144A)‡	1,120,000		1,115,752
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	248,000		229,485
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	247,000		241,398
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	27,000		27,061
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4538%, 9/15/45‡	650,000		613,929
Leek Finance Number Eighteen PLC, 1.1207%, 9/21/38‡	529,928		571,069
London & Regional Debt Securitisation No 2 PLC, 5.8275%, 10/15/18‡	279,500	GBP	364,298
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000		473,525
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	135,000		138,059
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000		166,390
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000		244,857
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	230,012		223,990
Sierra Timeshare 2016-1 Receivables Funding LLC, 3.6700%, 3/21/33 (144A)	231,756		236,591
Starwood Retail Property Trust 2014-STAR, 3.7743%, 11/15/27 (144A)‡	270,000		258,099
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	127,000		128,784
Ulysses European Loan Conduit No 27 PLC, 0.7535%, 7/25/17‡	170,000	GBP	211,712
Ulysses European Loan Conduit No 27 PLC, 0.8035%, 7/25/17‡	250,000	GBP	309,722
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	500,000		505,562
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,100,000		1,101,851
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	423,752		424,189
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.8386%, 4/15/47‡	275,000		264,075
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1387%, 5/15/46‡	32,916		32,991
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	288,090		289,362
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $20,991,014)			21,106,023
Bank Loans and Mezzanine Loans – 7.0%
Capital Goods – 1.5%
Headwaters Inc, 4.0000%, 3/24/22‡	678,283		681,389

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Capital Goods – (continued)
Stardust Finance Holdings Inc, 10.5000%, 3/13/23‡	$346,000	$343,837
		1,025,226
Communications – 2.1%
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	1,344,537	1,352,564
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	123,000	123,563
		1,476,127
Consumer Cyclical – 1.5%
Cosmopolitan of Las Vegas, 9.2750%, 12/19/16‡	510,000	502,350
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	213,000	213,320
Las Vegas Sands LLC, 3.2500%, 12/19/20‡	295,443	296,885
		1,012,555
Energy – 0.2%
Chesapeake Energy Corp, 8.5000%, 8/23/21‡	124,000	130,083
Chief Exploration & Development LLC, 7.7528%, 5/16/21‡	10,000	9,300
		139,383
Finance Companies – 0.3%
RPI Finance Trust, 3.5877%, 11/9/20‡	193,053	193,672
Real Estate Investment Trusts (REITs) – 0.3%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	241,000	242,205
Technology – 1.1%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23‡	385,265	389,653
Sensata Technologies BV, 3.0000%, 10/14/21‡	394,000	395,407
		785,060
Transportation – 0%
OSG International Inc, 5.7500%, 8/5/19‡	19,835	19,786
Total Bank Loans and Mezzanine Loans (cost $4,834,995)		4,894,014
Corporate Bonds – 43.8%
Banking – 0.1%
JPMorgan Chase Capital XXIII, 1.8170%, 5/15/47‡	9,000	6,818
Morgan Stanley, 5.5500%µ	37,000	37,786
		44,604
Basic Industry – 2.6%
Albemarle Corp, 4.1500%, 12/1/24	19,000	20,482
Alcoa Inc, 5.9500%, 2/1/37	330,000	331,815
Aleris International Inc, 9.5000%, 4/1/21 (144A)	284,000	306,010
Anglo American Capital PLC, 9.3750%, 4/8/19 (144A)	290,000	333,500
ArcelorMittal, 6.1250%, 6/1/25	316,000	344,440
Kaiser Aluminum Corp, 5.8750%, 5/15/24	322,000	336,490
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	87,000	99,615
Versum Materials Inc, 5.5000%, 9/30/24 (144A)	69,000	70,898
		1,843,250
Brokerage – 2.0%
Charles Schwab Corp, 7.0000%µ	105,000	121,800
E*TRADE Financial Corp, 4.6250%, 9/15/23	383,000	398,058
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	325,000	339,219
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	48,000	41,039
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000	37,600
Raymond James Financial Inc, 4.9500%, 7/15/46	256,000	260,578
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)§	161,000	173,054
		1,371,348
Capital Goods – 5.4%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)†,§	810,000	830,250
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
3.8503%, 12/16/19 (144A)‡	200,000	202,760
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II,
5.6250%, 12/15/16 (144A)	200,000	199,520
Brundage-Bone Concrete Pumping Inc, 10.3750%, 9/1/21 (144A)	100,000	107,000
General Electric Co, 5.0000%µ	123,000	130,804
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	333,000	344,655
Masco Corp, 6.5000%, 8/15/32	120,000	132,000
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)†	457,000	496,987
TransDigm Inc, 7.5000%, 7/15/21	324,000	343,440
Vulcan Materials Co, 7.5000%, 6/15/21	11,000	13,338
Vulcan Materials Co, 7.1500%, 11/30/37	521,000	635,620
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	321,000	338,655
		3,775,029
Communications – 4.0%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	400,000	402,000
Belo Corp, 7.2500%, 9/15/27	32,000	33,920
Block Communications Inc, 7.2500%, 2/1/20 (144A)	300,000	307,500

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Cequel Communications Holdings I LLC / Cequel Capital Corp, 6.3750%, 9/15/20 (144A)	$673,000		$693,190
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	130,000		131,047
Entercom Radio LLC, 10.5000%, 12/1/19	314,000		326,952
RR Donnelley & Sons Co, 7.2500%, 5/15/18	54,000		57,780
SFR Group SA, 7.3750%, 5/1/26 (144A)	254,000		259,636
Sirius XM Radio Inc, 5.2500%, 8/15/22 (144A)†	563,000		595,372
			2,807,397
Consumer Cyclical – 12.6%
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	363,000		352,110
Beazer Homes USA Inc, 8.7500%, 3/15/22 (144A)	103,000		108,665
Brinker International Inc, 3.8750%, 5/15/23	70,000		66,292
Brinker International Inc, 5.0000%, 10/1/24 (144A)	175,000		177,426
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	206,000		212,953
Century Communities Inc, 6.8750%, 5/15/22	298,000		300,980
CPUK Finance Ltd, 7.0000%, 8/28/20 (144A)	200,000	GBP	273,501
Crescent Communities LLC, 8.8750%, 10/15/21 (144A)	204,000		206,550
General Motors Co, 4.8750%, 10/2/23	55,000		59,588
General Motors Financial Co Inc, 3.1000%, 1/15/19	101,000		102,952
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	399,000		421,942
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)	322,000		330,855
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	200,000		202,000
IHO Verwaltungs GmbH, 4.7500%, 9/15/26 (144A)	200,000		201,000
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	400,000		424,500
JC Penney Corp Inc, 5.7500%, 2/15/18	281,000		290,835
KB Home, 7.6250%, 5/15/23	298,000		317,370
Landry's Holdings II Inc, 10.2500%, 1/1/18 (144A)†	138,000		140,926
Landry's Inc, 9.3750%, 5/1/20 (144A)	577,000		605,186
Landry's Inc, 6.7500%, 10/15/24 (144A)	365,000		371,387
M/I Homes Inc, 6.7500%, 1/15/21	355,000		371,862
MDC Holdings Inc, 5.5000%, 1/15/24	145,000		151,525
MDC Holdings Inc, 6.0000%, 1/15/43	65,000		58,988
Meritage Homes Corp, 4.5000%, 3/1/18	275,000		281,188
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	577,000		622,439
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)	524,000		522,690
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	296,000		278,980
PulteGroup Inc, 7.8750%, 6/15/32	100,000		115,500
ROC Finance LLC / ROC Finance 1 Corp, 12.1250%, 9/1/18 (144A)	497,000		508,804
WCI Communities Inc, 6.8750%, 8/15/21	658,000		697,480
			8,776,474
Consumer Non-Cyclical – 5.9%
AbbVie Inc, 2.8500%, 5/14/23	300,000		304,561
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	640,000		687,360
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	200,000		200,000
Fresh Market Inc, 9.7500%, 5/1/23 (144A)	232,000		207,060
HCA Inc, 5.3750%, 2/1/25	670,000		691,775
JBS USA LUX SA / JBS USA Finance Inc, 8.2500%, 2/1/20 (144A)	97,000		100,031
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)†	145,000		149,894
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000		55,823
Mallinckrodt International Finance SA, 3.5000%, 4/15/18	296,000		295,630
Molson Coors Brewing Co, 3.0000%, 7/15/26	168,000		169,164
Newell Brands Inc, 5.0000%, 11/15/23 (144A)	78,000		83,044
Newell Brands Inc, 4.2000%, 4/1/26	200,000		217,822
Newell Brands Inc, 5.3750%, 4/1/36	50,000		58,683
Newell Brands Inc, 5.5000%, 4/1/46	88,000		106,753
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)†	146,000		145,635
SUPERVALU Inc, 7.7500%, 11/15/22	242,000		231,110
Tenet Healthcare Corp, 6.7500%, 6/15/23	98,000		91,140
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	289,000		298,392
			4,093,877
Energy – 5.6%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	37,000		39,720
Anadarko Petroleum Corp, 5.5500%, 3/15/26	45,000		50,852
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	157,000		157,000
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	158,000		162,345
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	32,000		34,080
Great Western Petroleum LLC / Great Western Finance Inc,
9.0000%, 9/30/21 (144A)	257,000		257,643
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	53,000		55,930
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
7.2500%, 10/1/20 (144A)	460,000		476,675
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	406,000		345,100
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	81,000		97,932
Marathon Oil Corp, 6.0000%, 10/1/17	283,000		292,633

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Marathon Oil Corp, 5.9000%, 3/15/18	$301,000	$314,591
Murphy Oil Corp, 6.8750%, 8/15/24	165,000	170,561
Noble Holding US Corp/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC,
7.5000%, 3/15/19	324,000	327,240
Rowan Cos Inc, 5.0000%, 9/1/17	451,000	453,819
Rowan Cos Inc, 7.8750%, 8/1/19	159,000	169,733
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	145,000	148,625
Williams Partners LP / ACMP Finance Corp, 6.1250%, 7/15/22	330,000	342,618
		3,897,097
Finance Companies – 0.4%
CIT Group Inc, 4.2500%, 8/15/17	281,000	286,269
Industrial – 0.4%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000	62,540
Howard Hughes Corp, 6.8750%, 10/1/21 (144A)	193,000	202,891
		265,431
Insurance – 0.5%
CNO Financial Group Inc, 5.2500%, 5/30/25	335,000	332,487
Natural Gas – 0.1%
MPLX LP, 4.5000%, 7/15/23	65,000	66,292
Technology – 3.5%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	584,000	595,680
Blackboard Inc, 7.7500%, 11/15/19 (144A)	340,000	334,900
Cengage Learning Inc, 9.5000%, 6/15/24 (144A)	165,000	167,888
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24 (144A)	262,000	265,275
Fidelity National Information Services Inc, 5.0000%, 3/15/22	329,000	340,760
IMS Health Inc, 5.0000%, 10/15/26 (144A)	200,000	208,000
Seagate HDD Cayman, 4.7500%, 1/1/25	88,000	83,160
Seagate HDD Cayman, 5.7500%, 12/1/34	70,000	58,334
Total System Services Inc, 4.8000%, 4/1/26	124,000	137,309
Trimble Navigation Ltd, 4.7500%, 12/1/24	69,000	72,568
Western Digital Corp, 10.5000%, 4/1/24 (144A)	125,000	145,000
		2,408,874
Transportation – 0.7%
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	137,000	140,425
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	208,000	188,760
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	96,000	96,960
XPO Logistics Inc, 6.1250%, 9/1/23 (144A)	72,000	73,800
		499,945
Total Corporate Bonds (cost $29,816,832)		30,468,374
Mortgage-Backed Securities – 10.5%
Fannie Mae Pool:
6.5000%, 11/1/26	273,911	315,508
7.5000%, 7/1/28	197,672	226,211
6.5000%, 12/1/28	90,023	104,823
6.5000%, 5/1/29	115,607	133,164
6.5000%, 9/1/33	106,229	122,495
6.5000%, 3/1/35	76,918	92,288
6.5000%, 12/1/35	107,307	128,319
5.5000%, 10/1/41	104,139	120,203
4.0000%, 3/1/44	220,089	239,814
4.0000%, 7/1/44	72,895	80,399
4.0000%, 8/1/44	45,890	50,621
3.5000%, 2/1/45	62,545	66,752
4.5000%, 5/1/45	222,744	251,733
4.0000%, 9/1/45	217,005	237,366
4.5000%, 10/1/45	240,641	270,998
3.5000%, 12/1/45	61,133	65,667
3.5000%, 1/1/46	1,017,267	1,092,615
4.5000%, 2/1/46	188,367	212,131
4.5000%, 2/1/46	78,890	88,665
		3,899,772
Freddie Mac Gold Pool:
5.0000%, 3/1/42	66,706	75,400
3.5000%, 2/1/44	23,369	24,939
4.0000%, 4/1/45	117,243	127,457
4.5000%, 2/1/46	776,921	876,102
		1,103,898
Ginnie Mae I Pool:
7.5000%, 6/15/32	201,762	253,826
6.0000%, 1/15/34	156,324	183,684
6.0000%, 7/15/34	645,147	756,295
4.5000%, 5/15/41	86,090	99,075

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.0000%, 8/15/45	$764,403	$834,673
		2,127,553
Ginnie Mae II Pool:
5.5000%, 11/20/37	78,661	89,669
5.5000%, 5/20/42	11,436	12,839
4.0000%, 10/20/45	83,415	90,736
		193,244
Total Mortgage-Backed Securities (cost $7,183,704)		7,324,467
United States Treasury Notes/Bonds – 5.4%
1.6250%, 7/31/20	58,000	59,262
1.3750%, 8/31/20	7,000	7,086
1.1250%, 2/28/21	77,000	77,048
2.3750%, 8/15/24†	201,000	214,159
2.2500%, 11/15/24	275,000	290,350
2.0000%, 2/15/25	43,000	44,529
2.0000%, 8/15/25	254,000	262,850
2.2500%, 11/15/25	807,000	851,889
1.6250%, 2/15/26	166,000	166,285
1.5000%, 8/15/26	16,000	15,844
3.3750%, 5/15/44	6,000	7,321
3.1250%, 8/15/44†	209,000	243,918
3.0000%, 11/15/44	179,000	204,095
2.5000%, 2/15/45	34,000	35,137
3.0000%, 5/15/45	2,000	2,280
2.8750%, 8/15/45	124,000	138,115
3.0000%, 11/15/45	487,000	555,675
2.5000%, 5/15/46	354,000	366,390
2.2500%, 8/15/46	175,000	171,828
Total United States Treasury Notes/Bonds (cost $3,516,275)		3,714,061
Common Stocks – 0.9%
Capital Markets – 0.1%
E*TRADE Financial Corp*	3,395	98,862
Chemicals – 0.1%
Valvoline Inc*	2,414	56,705
Construction Materials – 0.1%
Summit Materials Inc	5,047	93,622
Equity Real Estate Investment Trusts (REITs) – 0.3%
MGM Growth Properties LLC	6,685	174,278
NorthStar Realty Finance Corp	2,421	31,885
		206,163
Industrial Conglomerates – 0.3%
General Electric Co	6,284	186,132
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	542	9,871
Total Common Stocks (cost $649,951)		651,355
Preferred Stocks – 0.5%
Household Durables – 0.1%
William Lyon Homes, 6.5000%	759	71,346
Oil, Gas & Consumable Fuels – 0.4%
Jones Energy Inc, 8.0000%	3,797	240,516
Total Preferred Stocks (cost $243,826)		311,862
Investment Companies – 3.5%
Money Markets – 3.5%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $2,448,928)	2,448,928	2,448,928
Total Investments (total cost $69,685,525) – 102.0%		70,919,084
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(1,368,946)
Net Assets – 100%		$69,550,138

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$64,409,894	90.8%
United Kingdom	2,546,695	3.6
Luxembourg	946,440	1.3
Belgium	687,360	1.0
Ireland	447,533	0.6
Germany	403,000	0.6
Singapore	389,653	0.6

Brazil	305,748	0.4
France	259,636	0.4
Cayman Islands	223,990	0.3
New Zealand	199,520	0.3
Canada	99,615	0.1

Total	$70,919,084	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	10/18/16	364,000	$471,853	$3,444
Citibank NA:
British Pound	10/19/16	379,000	491,308	3,346
HSBC Securities (USA), Inc.:
British Pound	10/20/16	363,000	470,577	3,309
Total			$1,433,738	$10,099

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $24,895,968, which represents 35.8% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $2,817,141.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	3,825,092	15,207,836	(16,584,000)	2,448,928	$—	$3,078	$2,448,928

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	3/5/14 - 3/7/16	$819,660	$830,250	1.2%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	9,871	0.0
Scottrade Financial Services Inc, 6.1250%, 7/11/21	5/3/16 - 5/5/16	170,842	173,054	0.3
Total		$1,000,892	$1,013,175	1.5%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$21,106,023	$ -
Bank Loans and Mezzanine Loans	-	4,894,014	-
Corporate Bonds	-	30,468,374	-
Mortgage-Backed Securities	-	7,324,467	-
U.S. Treasury Notes/Bonds	-	3,714,061	-
Common Stocks
Specialty Retail	-	-	9,871
All Other	641,484	-	-
Preferred Stocks	-	311,862	-
Investment Companies	-	2,448,928	-
Total Investments in Securities	$641,484	$70,267,729	$9,871
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 10,099	$ -
Total Assets	$641,484	$70,277,828	$9,871

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $1,581,329.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 69,680,268	$ 1,678,082	$ (439,266)	$ 1,238,816

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Real Return Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$31,054
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	269,607
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	94,000	95,320
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $383,816)		395,981
Bank Loans and Mezzanine Loans – 0.5%
Technology – 0.5%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23‡ (cost $106,329)	107,280	108,502
Corporate Bonds – 88.3%
Banking – 4.3%
Ally Financial Inc, 3.2500%, 2/13/18	369,000	372,690
Bank of America Corp, 4.4500%, 3/3/26	97,000	104,101
JPMorgan Chase & Co, 4.2500%, 10/1/27	97,000	104,075
Morgan Stanley, 3.9500%, 4/23/27	72,000	74,783
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	179,745
Wells Fargo & Co, 7.9800%µ	125,000	130,638
		966,032
Basic Industry – 5.7%
AK Steel Corp, 7.5000%, 7/15/23	104,000	110,760
Alcoa Inc, 5.1250%, 10/1/24	207,000	220,196
Alcoa Inc, 5.9500%, 2/1/37	331,000	332,820
ArcelorMittal, 7.2500%, 2/25/22‡	3,000	3,405
Ashland LLC, 3.8750%, 4/15/18	309,000	318,270
Steel Dynamics Inc, 6.1250%, 8/15/19	286,000	294,937
		1,280,388
Capital Goods – 5.7%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	179,000	183,475
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	200,000	201,000
Ball Corp, 4.3750%, 12/15/20	294,000	313,845
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	99,225
Harris Corp, 4.2500%, 10/1/16	13,000	13,000
TransDigm Inc, 7.5000%, 7/15/21	100,000	106,000
Vulcan Materials Co, 7.0000%, 6/15/18	247,000	266,143
Vulcan Materials Co, 7.5000%, 6/15/21	77,000	93,363
		1,276,051
Communications – 16.7%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	415,000	437,825
American Tower Corp, 3.3000%, 2/15/21	73,000	76,313
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	271,000	281,840
CenturyLink Inc, 5.1500%, 6/15/17	148,000	150,960
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	216,000	222,480
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.5790%, 7/23/20 (144A)	50,000	52,260
DISH DBS Corp, 4.6250%, 7/15/17	200,000	203,500
DISH DBS Corp, 7.7500%, 7/1/26 (144A)	55,000	58,438
Entercom Radio LLC, 10.5000%, 12/1/19	219,000	228,034
Frontier Communications Corp, 8.2500%, 4/15/17	74,000	76,923
Frontier Communications Corp, 8.1250%, 10/1/18	257,000	280,773
Level 3 Financing Inc, 6.1250%, 1/15/21	202,000	209,575
Level 3 Financing Inc, 5.3750%, 8/15/22	122,000	127,490
Nielsen Co Luxembourg SARL, 5.5000%, 10/1/21 (144A)	363,000	378,881
RR Donnelley & Sons Co, 7.2500%, 5/15/18	28,000	29,960
Sirius XM Radio Inc, 5.8750%, 10/1/20 (144A)	293,000	301,608
T-Mobile USA Inc, 6.6250%, 11/15/20	87,000	89,393
T-Mobile USA Inc, 6.0000%, 3/1/23	179,000	191,227
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	318,000	337,477
		3,734,957
Consumer Cyclical – 28.8%
American Axle & Manufacturing Inc, 5.1250%, 2/15/19	264,000	268,290
CalAtlantic Group Inc, 8.3750%, 5/15/18	176,000	192,720
CCM Merger Inc, 9.1250%, 5/1/19 (144A)	160,000	167,200
Dollar Tree Inc, 5.2500%, 3/1/20	236,000	244,850
DR Horton Inc, 3.6250%, 2/15/18	154,000	157,465
DR Horton Inc, 3.7500%, 3/1/19	110,000	114,538
Ford Motor Credit Co LLC, 4.2500%, 2/3/17	325,000	328,118
General Motors Co, 3.5000%, 10/2/18	234,000	241,219
General Motors Financial Co Inc, 3.1000%, 1/15/19	72,000	73,392
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	224,000	236,880
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	77,000	79,021

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp,
5.6250%, 10/15/21	$268,000	$276,040
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	200,000	212,250
JC Penney Corp Inc, 5.7500%, 2/15/18	60,000	62,100
KB Home, 4.7500%, 5/15/19	311,000	317,609
Landry's Inc, 9.3750%, 5/1/20 (144A)	384,000	402,758
Landry's Inc, 6.7500%, 10/15/24 (144A)	200,000	203,500
Lennar Corp, 4.7500%, 12/15/17	250,000	256,250
M/I Homes Inc, 6.7500%, 1/15/21	92,000	96,370
Meritage Homes Corp, 4.5000%, 3/1/18	469,000	478,710
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24 (144A)	40,000	43,388
MGM Resorts International, 5.2500%, 3/31/20	352,000	374,880
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	343,000	355,862
PetSmart Inc, 7.1250%, 3/15/23 (144A)	291,000	304,822
Sally Holdings LLC / Sally Capital Inc, 5.7500%, 6/1/22	234,000	243,945
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	200,000	205,000
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	225,000	233,156
Toll Brothers Finance Corp, 4.0000%, 12/31/18	86,000	89,118
ZF North America Capital Inc, 4.0000%, 4/29/20 (144A)	150,000	158,625
		6,418,076
Consumer Non-Cyclical – 11.6%
Capsugel SA, 7.0000%, 5/15/19 (144A)	97,000	97,243
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17	220,000	228,250
HCA Inc, 3.7500%, 3/15/19	288,000	297,720
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	223,000	230,526
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
4.8750%, 4/15/20 (144A)	116,000	118,320
Newell Brands Inc, 3.1500%, 4/1/21	199,000	207,331
Owens & Minor Inc, 4.3750%, 12/15/24	144,000	146,417
Post Holdings Inc, 6.7500%, 12/1/21 (144A)	330,000	353,512
Tenet Healthcare Corp, 6.2500%, 11/1/18	414,000	441,945
TreeHouse Foods Inc, 4.8750%, 3/15/22	306,000	316,710
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	108,000	111,510
Valvoline Inc, 5.5000%, 7/15/24 (144A)	39,000	40,853
		2,590,337
Energy – 3.8%
ConocoPhillips Co, 4.2000%, 3/15/21	191,000	206,729
ConocoPhillips Co, 4.9500%, 3/15/26	88,000	99,191
Holly Energy Partners LP / Holly Energy Finance Corp, 6.5000%, 3/1/20	218,000	224,813
Marathon Oil Corp, 5.9000%, 3/15/18	99,000	103,470
Oceaneering International Inc, 4.6500%, 11/15/24	36,000	36,241
Rowan Cos Inc, 7.8750%, 8/1/19	8,000	8,540
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	173,000	175,032
		854,016
Finance Companies – 3.2%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.2500%, 7/1/20	217,000	225,138
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	214,200
CIT Group Inc, 5.2500%, 3/15/18	270,000	281,475
		720,813
Insurance – 1.2%
Centene Corp, 5.7500%, 6/1/17	266,000	271,985
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	40,000	44,200
Technology – 6.1%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	216,000	220,320
CommScope Inc, 4.3750%, 6/15/20 (144A)	129,000	132,870
Fidelity National Information Services Inc, 3.6250%, 10/15/20	177,000	187,739
First Data Corp, 5.0000%, 1/15/24 (144A)	302,000	306,530
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	207,000	218,385
Seagate HDD Cayman, 3.7500%, 11/15/18	277,000	284,611
		1,350,455
Transportation – 1.0%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	34,000	24,225
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	137,000	140,425
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	50,000	45,375
		210,025
Total Corporate Bonds (cost $19,419,189)		19,717,335
United States Treasury Notes/Bonds – 5.9%
1.3750%, 1/31/21	93,000	94,017
1.1250%, 2/28/21	293,000	293,183
1.3750%, 5/31/21	120,000	121,298

Shares or Principal Amounts		Value
United States Treasury Note/Bond – (continued)
2.2500%, 11/15/25	$135,000	$142,509
1.6250%, 2/15/26	4,000	4,007
1.6250%, 5/15/26	167,000	167,222
3.0000%, 11/15/44	130,000	148,225
3.0000%, 5/15/45	156,000	177,864
2.8750%, 8/15/45	29,000	32,301
3.0000%, 11/15/45	127,000	144,909
Total United States Treasury Notes/Bonds (cost $1,251,936)		1,325,535
Preferred Stocks – 0.1%
Banks – 0.1%
Citigroup Capital XIII, 7.1215% (cost $37,530)	1,350	35,559
Investment Companies – 4.3%
Money Markets – 4.3%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $964,000)	964,000	964,000
Total Investments (total cost $22,162,800) – 100.9%		22,546,912
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(210,273)
Net Assets – 100%		$22,336,639

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$20,097,315	89.1%
Germany	825,031	3.7
Luxembourg	441,230	2.0
Netherlands	439,338	1.9
Brazil	230,526	1.0
Ireland	201,000	0.9
United Kingdom	179,745	0.8
Singapore	108,502	0.5
Greece	24,225	0.1

Total	$22,546,912	100.0%

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
US Ultra Bond	2	12/16	$(7,063)	$(3,125)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $7,180,927, which represents 32.1% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	2,168,464	3,654,929	(4,859,393)	964,000	$—	$441	$964,000

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	11/19/13	$171,703	$183,475	0.8%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 395,981	$ -
Bank Loans and Mezzanine Loans	-	108,502	-
Corporate Bonds	-	19,717,335	-
United States Treasury Notes/Bonds	-	1,325,535	-
Preferred Stocks	-	35,559	-
Investment Companies	-	964,000	-
Total Assets	$ -	$ 22,546,912	$ -
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$ 3,125	$ -	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks real return consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased futures contracts is $91,938.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by

European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 22,176,222	$ 423,419	$ (52,729)	$ 370,690

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.4%
AmeriCredit Automobile Receivables Trust 2012-4, 1.9300%, 8/8/18	$6,409,857	$6,418,081
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	7,111,000	7,142,271
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,392,000	8,455,398
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	1,628,803	1,632,495
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	2,675,008	2,675,386
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	1,957,382	1,955,919
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,507,199	1,506,834
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	1,768,996	1,768,995
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,621,896	1,624,562
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,377,480	2,396,412
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	2,594,720	2,598,125
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	2,146,217	2,146,418
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	1,844,733	1,843,914
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	3,307,770	3,312,771
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,454,432	1,458,057
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	2,723,450	2,727,449
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,602,033	1,603,712
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	1,974,324	1,980,479
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,679,606	1,679,631
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	2,264,211	2,264,980
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	2,205,209	2,214,588
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	4,238,080	4,253,176
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	9,232,675	9,218,928
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	1,330,000	1,329,202
Santander Drive Auto Receivables Trust 2012-5, 3.3000%, 9/17/18	11,984,000	12,018,334
Santander Drive Auto Receivables Trust 2012-6, 1.9400%, 3/15/18	340,370	340,497
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	16,093,000	16,146,266
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	14,208,000	14,271,798
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,723,000	13,845,505
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,807,000	7,919,318
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,542,113	1,542,467
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,759,662	1,768,940
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,689,401	1,690,553
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	2,325,822	2,332,504
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	3,255,179	3,258,880
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 12/15/47	1,928,925	1,933,360
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,381,481	1,381,737
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $152,222,412)		152,657,942
Bank Loans and Mezzanine Loans – 2.7%
Communications – 0.5%
Charter Communications Operating LLC, 3.0000%, 7/1/20‡	2,443,373	2,449,799
Charter Communications Operating LLC, 3.0000%, 1/3/21‡	2,455,311	2,461,842
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	7,321,210	7,364,918
		12,276,559
Consumer Cyclical – 1.3%
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20(a),‡	2,173,812	2,184,681
Hilton Worldwide Finance LLC, 3.0967%, 10/25/23(a),‡	22,228,301	22,349,890
Landry's Inc, 0%, 10/4/23(a),‡	6,167,000	6,195,245
		30,729,816
Energy – 0%
Chief Exploration & Development LLC, 7.7528%, 5/16/21‡	1,128,000	1,049,040
Finance Companies – 0.1%
RPI Finance Trust, 3.5877%, 11/9/20‡	2,105,850	2,112,609
Technology – 0.8%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23‡	17,675,620	17,876,945
Total Bank Loans and Mezzanine Loans (cost $63,556,545)		64,044,969
Corporate Bonds – 66.6%
Asset-Backed Securities – 1.2%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	28,923,000	28,858,912
Banking – 16.8%
Ally Financial Inc, 3.2500%, 11/5/18	6,862,000	6,896,310
Ally Financial Inc, 8.0000%, 12/31/18	12,304,000	13,565,160
Bank of America Corp, 6.4000%, 8/28/17	30,100,000	31,404,233
Bank of America Corp, 2.2500%, 4/21/20	11,856,000	11,937,629
Bear Stearns Cos LLC, 6.4000%, 10/2/17	7,599,000	7,959,345
Branch Banking & Trust Co, 1.4500%, 5/10/19	16,195,000	16,208,895
Citigroup Inc, 1.8500%, 11/24/17	31,451,000	31,549,159
Citigroup Inc, 2.0500%, 6/7/19	24,688,000	24,875,974
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,314,000	16,502,492

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	$13,511,000	$13,756,616
Discover Bank/Greenwood DE, 2.6000%, 11/13/18	8,080,000	8,201,248
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,134,000	10,313,534
Goldman Sachs Group Inc, 5.6250%, 1/15/17	12,526,000	12,674,220
Goldman Sachs Group Inc, 2.6000%, 4/23/20	3,403,000	3,458,663
Goldman Sachs Group Inc, 2.7500%, 9/15/20	6,863,000	7,029,949
Intesa Sanpaolo SpA, 2.3750%, 1/13/17	1,110,000	1,111,543
JPMorgan Chase & Co, 2.2950%, 8/15/21	8,148,000	8,165,722
JPMorgan Chase Bank NA, 6.0000%, 10/1/17	10,778,000	11,240,581
Morgan Stanley, 1.8750%, 1/5/18	12,671,000	12,722,748
Morgan Stanley, 1.4545%, 7/23/19‡	29,126,000	29,149,563
PNC Bank NA, 1.6000%, 6/1/18	27,600,000	27,715,451
PNC Bank NA, 1.8500%, 7/20/18	10,118,000	10,206,057
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18†	8,943,000	9,185,489
Synchrony Financial, 1.8750%, 8/15/17	8,312,000	8,328,699
UBS AG/Stamford CT, 1.8000%, 3/26/18	17,433,000	17,467,692
Wells Fargo Bank NA, 1.6500%, 1/22/18	50,212,000	50,297,405
		401,924,377
Basic Industry – 3.5%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	11,942,000	11,941,582
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	1,934,000	1,926,856
Albemarle Corp, 3.0000%, 12/1/19	12,291,000	12,680,907
Anglo American Capital PLC, 2.6250%, 4/3/17 (144A)	20,175,000	20,124,562
Anglo American Capital PLC, 2.6250%, 9/27/17 (144A)	4,573,000	4,561,568
Ashland LLC, 3.8750%, 4/15/18	12,764,000	13,146,920
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP,
1.7000%, 5/1/18 (144A)	10,060,000	10,050,222
Ecolab Inc, 2.0000%, 1/14/19	8,717,000	8,818,196
		83,250,813
Capital Goods – 3.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
3.8503%, 12/16/19 (144A)‡	1,797,000	1,821,799
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.0670%, 5/17/21 (144A)‡	4,482,000	4,549,230
Ball Corp, 4.3750%, 12/15/20	11,671,000	12,458,792
Bemis Co Inc, 6.8000%, 8/1/19	2,029,000	2,291,766
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,144,000	3,183,300
Harris Corp, 4.2500%, 10/1/16	10,263,000	10,263,000
Harris Corp, 1.9990%, 4/27/18	10,408,000	10,467,180
HD Supply Inc, 5.2500%, 12/15/21 (144A)	5,558,000	5,877,585
Martin Marietta Materials Inc, 1.9377%, 6/30/17‡	15,214,000	15,250,848
Vulcan Materials Co, 7.0000%, 6/15/18	12,805,000	13,797,387
		79,960,887
Communications – 5.5%
American Tower Corp, 3.4000%, 2/15/19	7,387,000	7,675,411
American Tower Corp, 3.3000%, 2/15/21	5,161,000	5,395,227
BellSouth LLC, 4.4000%, 4/26/17 (144A)	48,525,000	49,413,007
Charter Communications Operating LLC / Charter Communications Operating
Capital, 3.5790%, 7/23/20 (144A)	15,718,000	16,428,422
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.4640%, 7/23/22 (144A)	8,986,000	9,696,451
Level 3 Financing Inc, 5.3750%, 8/15/22	2,050,000	2,142,250
Time Warner Cable LLC, 5.8500%, 5/1/17	6,308,000	6,465,511
Verizon Communications Inc, 1.3500%, 6/9/17	34,916,000	34,958,877
		132,175,156
Consumer Cyclical – 4.5%
CVS Health Corp, 1.9000%, 7/20/18	19,869,000	20,061,252
Ford Motor Credit Co LLC, 4.2500%, 2/3/17	6,652,000	6,715,813
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	12,866,000	13,054,706
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,090,000	8,285,729
Ford Motor Credit Co LLC, 2.0210%, 5/3/19	13,129,000	13,154,615
General Motors Co, 3.5000%, 10/2/18†	24,069,000	24,811,553
GLP Capital LP / GLP Financing II Inc, 4.3750%, 11/1/18	8,573,000	8,937,353
Meritage Homes Corp, 4.5000%, 3/1/18	3,466,000	3,543,985
Walgreens Boots Alliance Inc, 1.7500%, 5/30/18	6,422,000	6,457,167
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	3,035,000	3,105,925
		108,128,098
Consumer Non-Cyclical – 14.2%
Actavis Funding SCS, 1.8500%, 3/1/17	20,567,000	20,619,158
Actavis Inc, 1.8750%, 10/1/17	28,914,000	29,013,753
Anheuser-Busch InBev Finance Inc, 1.9000%, 2/1/19	32,058,000	32,367,488
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	13,606,000	14,039,977
HCA Inc, 3.7500%, 3/15/19	20,832,000	21,535,080
HCA Inc, 4.2500%, 10/15/19	670,000	698,475

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Johnson & Johnson, 1.1250%, 3/1/19	$12,870,000	$12,913,758
Kraft Heinz Foods Co, 1.6000%, 6/30/17	16,548,000	16,581,510
Kroger Co, 2.0000%, 1/15/19	4,635,000	4,694,041
Molson Coors Brewing Co, 1.4500%, 7/15/19	3,265,000	3,255,535
Molson Coors Brewing Co, 2.1000%, 7/15/21	4,336,000	4,375,904
Mylan Inc, 1.3500%, 11/29/16	12,314,000	12,320,231
Newell Brands Inc, 2.6000%, 3/29/19	6,459,000	6,603,940
Newell Brands Inc, 3.1500%, 4/1/21	8,300,000	8,647,463
Pfizer Inc, 1.2000%, 6/1/18	12,513,000	12,533,121
Pfizer Inc, 1.4500%, 6/3/19	12,513,000	12,587,152
SABMiller Holdings Inc, 1.4465%, 8/1/18 (144A)†,‡	26,887,000	26,895,227
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,622,000	11,616,038
Stryker Corp, 2.0000%, 3/8/19	9,685,000	9,806,760
Sysco Corp, 1.9000%, 4/1/19	7,421,000	7,480,531
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	18,960,000	18,901,148
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	9,314,000	9,292,922
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	6,176,000	6,152,710
Wm Wrigley Jr Co, 1.4000%, 10/21/16 (144A)	14,575,000	14,578,892
Zimmer Biomet Holdings Inc, 1.4500%, 4/1/17	10,085,000	10,090,063
Zimmer Biomet Holdings Inc, 2.0000%, 4/1/18	10,488,000	10,558,091
		338,158,968
Electric – 1.4%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	6,181,000	6,169,466
Dominion Resources Inc/VA, 2.0000%, 8/15/21	1,377,000	1,373,714
Southern Co, 1.5500%, 7/1/18	12,777,000	12,826,511
Southern Co, 1.8500%, 7/1/19	12,558,000	12,656,756
		33,026,447
Energy – 6.7%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	1,674,000	1,797,069
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	7,225,000	7,393,877
Canadian Natural Resources Ltd, 1.7500%, 1/15/18	12,837,000	12,819,080
Cenovus Energy Inc, 5.7000%, 10/15/19	124,000	133,104
ConocoPhillips Co, 4.2000%, 3/15/21	12,664,000	13,706,906
Continental Resources Inc/OK, 7.3750%, 10/1/20	1,369,000	1,406,648
Devon Energy Corp, 2.2500%, 12/15/18	2,898,000	2,925,557
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	4,733,000	4,910,743
Enbridge Inc, 1.2893%, 6/2/17‡	6,695,000	6,681,121
Enterprise Products Operating LLC, 6.3000%, 9/15/17	10,306,000	10,769,049
Enterprise Products Operating LLC, 6.6500%, 4/15/18	2,928,000	3,146,558
Enterprise Products Operating LLC, 2.8500%, 4/15/21	8,661,000	8,917,703
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,755,000	10,845,364
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,277,000	25,829,580
Marathon Oil Corp, 5.9000%, 3/15/18	3,960,000	4,138,810
Rowan Cos Inc, 5.0000%, 9/1/17	6,446,000	6,486,288
Rowan Cos Inc, 7.8750%, 8/1/19	213,000	227,378
Sabine Pass Liquefaction LLC, 5.6250%, 2/1/21	3,432,000	3,625,050
Shell International Finance BV, 1.3750%, 5/10/19	25,421,000	25,350,889
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,574,000	9,747,232
		160,858,006
Finance Companies – 3.4%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.7500%, 5/15/17	14,486,000	14,540,322
CIT Group Inc, 5.0000%, 5/15/17	40,886,000	41,652,612
CIT Group Inc, 5.2500%, 3/15/18	11,640,000	12,134,700
International Lease Finance Corp, 8.8750%, 9/1/17	11,626,000	12,323,560
		80,651,194
Insurance – 1.3%
Aetna Inc, 1.7000%, 6/7/18	11,167,000	11,202,578
Aetna Inc, 1.9000%, 6/7/19	8,083,000	8,157,170
Berkshire Hathaway Finance Corp, 1.7000%, 3/15/19	7,797,000	7,868,553
CNO Financial Group Inc, 4.5000%, 5/30/20	2,752,000	2,817,360
		30,045,661
Technology – 4.1%
CommScope Inc, 4.3750%, 6/15/20 (144A)	10,078,000	10,380,340
Equifax Inc, 2.3000%, 6/1/21	17,877,000	18,063,582
Fidelity National Information Services Inc, 2.8500%, 10/15/18	12,473,000	12,800,529
Fidelity National Information Services Inc, 3.6250%, 10/15/20	12,960,000	13,746,296
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	14,586,000	15,388,230
Total System Services Inc, 3.8000%, 4/1/21	12,404,000	13,162,604
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	14,249,000	14,271,171
		97,812,752
Transportation – 0.7%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.2000%, 7/15/20 (144A)	17,247,000	17,847,196
Total Corporate Bonds (cost $1,578,835,169)		1,592,698,467

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – 23.1%
1.0000%, 12/31/17	$43,215,000	$43,366,944
0.8750%, 1/15/18	43,334,000	43,420,321
0.7500%, 1/31/18	64,309,000	64,331,637
3.5000%, 2/15/18	2,006,000	2,081,460
0.7500%, 2/28/18	31,444,000	31,453,811
0.7500%, 3/31/18	10,250,000	10,252,798
0.7500%, 4/15/18	29,942,000	29,946,671
0.7500%, 4/30/18	24,111,000	24,113,821
0.6250%, 6/30/18	1,972,000	1,967,685
1.3750%, 6/30/18	10,070,000	10,175,423
0.8750%, 7/15/18	47,924,000	48,011,988
0.7500%, 8/31/18	11,795,000	11,792,700
1.0000%, 9/15/18	36,553,000	36,700,053
1.3750%, 9/30/18	10,093,000	10,206,940
0.8750%, 10/15/18	20,827,000	20,861,177
1.3750%, 12/31/18	10,113,000	10,236,257
1.1250%, 1/15/19	25,289,000	25,458,917
0.7500%, 2/15/19	2,923,000	2,917,405
0.8750%, 6/15/19	8,080,000	8,082,206
0.7500%, 7/15/19	2,934,000	2,924,488
0.8750%, 9/15/19	23,735,000	23,734,074
1.6250%, 6/30/20	13,224,000	13,512,244
1.7500%, 12/31/20	32,205,000	33,065,485
1.3750%, 1/31/21	11,529,000	11,655,104
1.1250%, 2/28/21	2,757,000	2,758,723
1.1250%, 6/30/21	6,102,000	6,094,848
1.1250%, 8/31/21	23,872,000	23,847,746
Total United States Treasury Notes/Bonds (cost $551,420,191)		552,970,926
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $68,502,585)	68,502,585	68,502,585
Total Investments (total cost $2,414,536,902) – 101.7%		2,430,874,889
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(40,544,831)
Net Assets – 100%		$2,390,330,058

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,151,468,587	88.5%
United Kingdom	60,766,846	2.5
Belgium	46,407,465	1.9
Netherlands	39,891,211	1.6
Israel	34,346,780	1.4
Canada	27,027,182	1.1
Singapore	17,876,945	0.7
Switzerland	17,467,692	0.7
Taiwan	14,271,171	0.6
France	13,868,438	0.6
Ireland	6,371,029	0.3
Italy	1,111,543	0.1

Total	$2,430,874,889	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $275,159,382, which represents 11.5% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $44,288,010.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	46,804,245	353,915,340	(332,217,000)	68,502,585	$—	$34,852	$68,502,585

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 152,657,942	$ -
Bank Loans and Mezzanine Loans	-	64,044,969	-
Corporate Bonds	-	1,592,698,467	-
United States Treasury Notes/Bonds	-	552,970,926	-
Investment Companies	-	68,502,585	-
Total Assets	$ -	$ 2,430,874,889	$ -

Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,414,634,593	$17,133,668	$ (893,372)	$ 16,240,296

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 95.4%
Aerospace & Defense – 1.3%
United Technologies Corp	21,380	$2,172,208
Banks – 11.9%
CIT Group Inc	67,767	2,459,942
Citigroup Inc	72,132	3,406,794
Fifth Third Bancorp	142,219	2,909,801
PNC Financial Services Group Inc	34,443	3,102,970
US Bancorp	87,980	3,773,462
Wells Fargo & Co	82,454	3,651,063
		19,304,032
Beverages – 2.1%
PepsiCo Inc	31,656	3,443,223
Capital Markets – 2.2%
Invesco Ltd	114,391	3,577,007
Chemicals – 2.2%
Potash Corp of Saskatchewan Inc	64,900	1,059,168
Westlake Chemical Corp	45,195	2,417,932
		3,477,100
Commercial Services & Supplies – 0.9%
Republic Services Inc	27,313	1,377,941
Communications Equipment – 1.1%
Cisco Systems Inc	57,055	1,809,785
Consumer Finance – 1.0%
American Express Co	26,128	1,673,237
Containers & Packaging – 1.7%
Crown Holdings Inc*	47,679	2,721,994
Diversified Financial Services – 2.4%
Berkshire Hathaway Inc*	27,028	3,904,735
Diversified Telecommunication Services – 2.5%
Verizon Communications Inc	79,299	4,121,962
Electric Utilities – 2.5%
PPL Corp	117,968	4,078,154
Electrical Equipment – 1.0%
Emerson Electric Co	30,159	1,643,967
Energy Equipment & Services – 2.5%
Baker Hughes Inc	37,945	1,915,084
Schlumberger Ltd	26,918	2,116,831
		4,031,915
Equity Real Estate Investment Trusts (REITs) – 3.3%
AvalonBay Communities Inc	7,435	1,322,240
Equity Residential	31,009	1,994,809
Weyerhaeuser Co	61,674	1,969,868
		5,286,917
Food & Staples Retailing – 1.1%
CVS Health Corp	20,331	1,809,256
Food Products – 5.4%
ConAgra Foods Inc	107,698	5,073,653
General Mills Inc	23,918	1,527,882
Mead Johnson Nutrition Co	26,571	2,099,375
		8,700,910
Health Care Providers & Services – 4.0%
AmerisourceBergen Corp	45,547	3,679,287
Laboratory Corp of America Holdings*	20,539	2,823,702
		6,502,989
Household Products – 3.0%
Procter & Gamble Co	53,411	4,793,637
Industrial Conglomerates – 2.4%
General Electric Co	77,372	2,291,759
Honeywell International Inc	13,646	1,590,987
		3,882,746
Insurance – 6.7%
American International Group Inc	81,411	4,830,929
Chubb Ltd	9,340	1,173,571
Marsh & McLennan Cos Inc	23,876	1,605,661
XL Group Ltd	94,637	3,182,642
		10,792,803
Internet Software & Services – 1.9%
Alphabet Inc*	3,857	3,101,259
Media – 3.7%
Omnicom Group Inc	27,801	2,363,085

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
Time Warner Inc	17,747	$1,412,839
Walt Disney Co	23,318	2,165,309
		5,941,233
Multiline Retail – 1.1%
Target Corp	25,630	1,760,268
Oil, Gas & Consumable Fuels – 7.4%
Exxon Mobil Corp	62,002	5,411,535
HollyFrontier Corp	79,459	1,946,745
Noble Energy Inc	48,090	1,718,737
Occidental Petroleum Corp	40,311	2,939,478
		12,016,495
Personal Products – 1.0%
Unilever PLC (ADR)	32,673	1,548,700
Pharmaceuticals – 10.1%
Johnson & Johnson	43,886	5,184,253
Merck & Co Inc	37,034	2,311,292
Novartis AG (ADR)	42,398	3,347,746
Pfizer Inc	162,949	5,519,083
		16,362,374
Road & Rail – 1.5%
CSX Corp	77,635	2,367,867
Semiconductor & Semiconductor Equipment – 0.8%
Analog Devices Inc	20,522	1,322,643
Software – 5.1%
Check Point Software Technologies Ltd*	29,055	2,254,959
Microsoft Corp	27,789	1,600,646
Oracle Corp	111,145	4,365,776
		8,221,381
Wireless Telecommunication Services – 1.6%
Vodafone Group PLC (ADR)	87,531	2,551,529
Total Common Stocks (cost $129,691,056)		154,300,267
Repurchase Agreements – 4.5%
Undivided interest of 9.1% in a joint repurchase agreement (principal amount $80,100,000 with a maturity value of $80,102,203) with ING Financial Markets LLC, 0.3300%, dated 9/30/16, maturing 10/3/16 to be repurchased at $7,300,201 collateralized by $81,575,000 in U.S. Treasuries 1.0000% - 1.3750%, 9/15/18 - 9/30/23 with a value of $81,704,651 (cost $7,300,000)	$7,300,000	7,300,000
Total Investments (total cost $136,991,056) – 99.9%		161,600,267
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		201,133
Net Assets – 100%		$161,801,400

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$147,655,523	91.4%
United Kingdom	4,100,229	2.5
Switzerland	3,347,746	2.1
Ireland	3,182,642	2.0
Israel	2,254,959	1.4
Canada	1,059,168	0.6

Total	$161,600,267	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 154,300,267	$ -	$ -
Repurchase Agreements	-	7,300,000	-
Total Assets	$ 154,300,267	$ 7,300,000	$ -

Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 137,104,560	$26,518,939	$ (2,023,232)	$ 24,495,707

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 95.1%
Aerospace & Defense – 1.8%
BWX Technologies Inc	1,962,418	$75,297,979
Banks – 7.2%
CIT Group Inc	1,194,027	43,343,180
Citizens Financial Group Inc	1,966,970	48,603,829
Fifth Third Bancorp	2,457,272	50,275,785
Investors Bancorp Inc	2,742,024	32,931,708
Umpqua Holdings Corp	4,757,844	71,605,552
Wintrust Financial Corp	861,239	47,859,051
		294,619,105
Beverages – 1.2%
Dr Pepper Snapple Group Inc	546,909	49,938,261
Building Products – 2.1%
Simpson Manufacturing Co Inc	1,991,252	87,515,525
Capital Markets – 2.5%
Invesco Ltd	3,308,871	103,468,396
Chemicals – 2.3%
Potash Corp of Saskatchewan Inc	1,666,890	27,203,645
Valvoline Inc*	147,752	3,470,694
Westlake Chemical Corp	1,195,350	63,951,225
		94,625,564
Commercial Services & Supplies – 1.7%
Republic Services Inc	432,956	21,842,630
Waste Connections Inc	624,997	46,687,276
		68,529,906
Communications Equipment – 1.0%
F5 Networks Inc*	342,962	42,746,784
Construction & Engineering – 1.0%
Valmont Industries Inc	295,764	39,800,961
Consumer Finance – 0.7%
Ally Financial Inc	1,466,137	28,545,687
Containers & Packaging – 3.4%
Crown Holdings Inc*	1,834,076	104,707,399
Packaging Corp of America	437,957	35,588,386
		140,295,785
Electric Utilities – 4.5%
Alliant Energy Corp	2,041,200	78,198,372
Pinnacle West Capital Corp	861,142	65,438,181
PNM Resources Inc	1,256,690	41,118,897
		184,755,450
Electrical Equipment – 1.1%
Generac Holdings Inc*	1,260,638	45,761,159
Energy Equipment & Services – 1.0%
Baker Hughes Inc	796,598	40,204,301
Equity Real Estate Investment Trusts (REITs) – 11.0%
Alexandria Real Estate Equities Inc	492,375	53,555,629
Equity Commonwealth*	1,553,306	46,940,907
Equity LifeStyle Properties Inc	1,062,911	82,035,471
Healthcare Trust of America Inc	1,835,013	59,858,124
Host Hotels & Resorts Inc	1,807,105	28,136,625
Lamar Advertising Co	1,098,486	71,742,121
Post Properties Inc	1,022,887	67,643,517
Weyerhaeuser Co	1,274,966	40,722,414
		450,634,808
Food & Staples Retailing – 1.8%
Casey's General Stores Inc	609,750	73,261,462
Food Products – 4.7%
ConAgra Foods Inc	2,775,794	130,767,655
Mead Johnson Nutrition Co	760,675	60,100,932
		190,868,587
Health Care Providers & Services – 5.9%
AmerisourceBergen Corp	1,109,285	89,608,042
Laboratory Corp of America Holdings*	620,295	85,278,157
Patterson Cos Inc	1,503,055	69,050,347
		243,936,546
Information Technology Services – 1.3%
Jack Henry & Associates Inc	229,814	19,660,588
Total System Services Inc	736,620	34,731,633
		54,392,221

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 8.6%
Allied World Assurance Co Holdings AG	1,553,680	$62,799,746
Marsh & McLennan Cos Inc	657,253	44,200,264
RenaissanceRe Holdings Ltd	448,027	53,834,924
Torchmark Corp	1,566,976	100,114,097
XL Group Ltd	2,723,506	91,591,507
		352,540,538
Internet & Direct Marketing Retail – 0.6%
HSN Inc	618,132	24,601,654
Life Sciences Tools & Services – 2.8%
Agilent Technologies Inc	923,188	43,472,923
ICON PLC*	392,790	30,390,162
INC Research Holdings Inc*	904,778	40,335,003
		114,198,088
Machinery – 5.0%
Donaldson Co Inc	1,836,071	68,540,530
Lincoln Electric Holdings Inc	491,451	30,774,662
Trinity Industries Inc	2,369,478	57,293,978
Xylem Inc/NY	958,687	50,283,133
		206,892,303
Media – 1.4%
Omnicom Group Inc	663,462	56,394,270
Metals & Mining – 2.4%
Compass Minerals International Inc	1,329,022	97,948,921
Multiline Retail – 1.5%
Kohl's Corp	811,706	35,512,138
Nordstrom Inc	524,837	27,228,544
		62,740,682
Oil, Gas & Consumable Fuels – 6.6%
Cimarex Energy Co	434,618	58,399,621
HollyFrontier Corp	2,013,235	49,324,257
Newfield Exploration Co*	667,011	28,988,298
Noble Energy Inc	2,353,437	84,111,838
Parsley Energy Inc*	753,501	25,249,819
Southwestern Energy Co*	1,861,632	25,764,987
		271,838,820
Road & Rail – 1.9%
CSX Corp	2,487,978	75,883,329
Semiconductor & Semiconductor Equipment – 1.4%
Analog Devices Inc	861,339	55,513,299
Software – 5.2%
Check Point Software Technologies Ltd*	1,344,195	104,322,974
Synopsys Inc*	1,824,985	108,312,860
		212,635,834
Specialty Retail – 0.8%
Williams-Sonoma Inc	620,928	31,717,002
Trading Companies & Distributors – 0.7%
GATX Corp	618,276	27,544,196
Total Common Stocks (cost $3,233,468,964)		3,899,647,423
Repurchase Agreements – 4.8%
ING Financial Markets LLC, 0.3300%, dated 9/30/16, maturing 10/3/16 to be repurchased at $100,002,750 collateralized by $102,085,000 in U.S. Treasuries 0% - 1.3750%, 11/3/16 - 9/30/23 with a value of $102,003,374	$100,000,000	100,000,000
Undivided interest of 28.5% in a joint repurchase agreement (principal amount $80,100,000 with a maturity value of $80,102,203) with ING Financial Markets LLC, 0.3300%, dated 9/30/16, maturing 10/3/16 to be repurchased at $22,800,627 collateralized by $81,575,000 in U.S. Treasuries 1.0000% - 1.3750%, 9/15/18 - 9/30/23 with a value of $81,704,651	22,800,000	22,800,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,005,625) with RBC Capital Markets Corp., 0.4500%, dated 9/30/16, maturing 10/3/16 to be repurchased at $75,002,813 collateralized by $18,749,111 in U.S. Government Agencies 1.6500% - 6.1914%, 3/25/32 - 4/25/45 and $130,592,363 in U.S. Treasuries 0.1250% - 2.6250%, 10/31/16 - 8/15/46 with a value of $153,000,000	75,000,000	75,000,000
Total Repurchase Agreements (cost $197,800,000)		197,800,000
Total Investments (total cost $3,431,268,964) – 99.9%		4,097,447,423
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,345,119
Net Assets – 100%		$4,101,792,542

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,843,939,135	93.8%
Ireland	121,981,669	3.0
Israel	104,322,974	2.5
Canada	27,203,645	0.7

Total	$4,097,447,423	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 3,899,647,423	$ -	$ -
Repurchase Agreements	-	197,800,000	-
Total Assets	$ 3,899,647,423	$ 197,800,000	$ -

Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,442,715,943	$713,501,968	$(58,770,488)	$ 654,731,480

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Perkins Select Value Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 89.4%
Auto Components – 1.1%
Standard Motor Products Inc	20,000	$955,200
Banks – 7.8%
Citizens Financial Group Inc	90,000	2,223,900
Columbia Banking System Inc	14,000	458,080
Prosperity Bancshares Inc	16,000	878,240
S&T Bancorp Inc	16,000	463,840
Umpqua Holdings Corp	100,000	1,505,000
Wells Fargo & Co	25,000	1,107,000
		6,636,060
Biotechnology – 1.0%
AbbVie Inc	14,000	882,980
Capital Markets – 1.8%
Cohen & Steers Inc	10,000	427,500
Invesco Ltd	35,000	1,094,450
		1,521,950
Chemicals – 0.1%
Valvoline Inc*	3,080	72,349
Commercial Services & Supplies – 7.9%
Cintas Corp	18,000	2,026,800
UniFirst Corp/MA	25,000	3,296,500
Waste Connections Inc	18,000	1,344,600
		6,667,900
Communications Equipment – 1.5%
F5 Networks Inc*	10,000	1,246,400
Electrical Equipment – 3.6%
Generac Holdings Inc*	43,000	1,560,900
Thermon Group Holdings Inc*	74,356	1,468,531
		3,029,431
Equity Real Estate Investment Trusts (REITs) – 8.0%
Alexandria Real Estate Equities Inc	8,000	870,160
Equity Commonwealth*	50,000	1,511,000
Equity Residential	12,000	771,960
Healthcare Trust of America Inc	40,000	1,304,800
Lamar Advertising Co	12,000	783,720
Weyerhaeuser Co	48,000	1,533,120
		6,774,760
Food & Staples Retailing – 3.0%
Casey's General Stores Inc	21,500	2,583,225
Health Care Equipment & Supplies – 1.9%
Stryker Corp	14,000	1,629,740
Health Care Providers & Services – 6.2%
AmerisourceBergen Corp	22,000	1,777,160
Laboratory Corp of America Holdings*	22,000	3,024,560
Patterson Cos Inc	10,000	459,400
		5,261,120
Health Care Technology – 1.5%
Omnicell Inc*	34,000	1,302,200
Hotels, Restaurants & Leisure – 2.6%
Cedar Fair LP	38,000	2,177,020
Information Technology Services – 0.8%
Jack Henry & Associates Inc	8,000	684,400
Life Sciences Tools & Services – 3.6%
ICON PLC*	10,000	773,700
INC Research Holdings Inc*	34,000	1,515,720
Thermo Fisher Scientific Inc	5,000	795,300
		3,084,720
Machinery – 3.9%
Donaldson Co Inc	50,000	1,866,500
Timken Co	28,000	983,920
Trinity Industries Inc	20,000	483,600
		3,334,020
Marine – 2.2%
Irish Continental Group PLC	200,000	981,681
Kirby Corp*	14,000	870,240
		1,851,921
Metals & Mining – 3.3%
Compass Minerals International Inc	38,000	2,800,600
Oil, Gas & Consumable Fuels – 7.8%
Anadarko Petroleum Corp	16,000	1,013,760

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Delek US Holdings Inc	60,000	$1,037,400
Enterprise Products Partners LP	30,000	828,900
HollyFrontier Corp	45,000	1,102,500
Lone Pine Resources Inc*,§	212,919	28,744
Magellan Midstream Partners LP	24,000	1,697,760
Occidental Petroleum Corp	12,000	875,040
		6,584,104
Pharmaceuticals – 7.8%
Johnson & Johnson	25,000	2,953,250
Merck & Co Inc	36,000	2,246,760
Novartis AG (ADR)	18,000	1,421,280
		6,621,290
Professional Services – 0.9%
Robert Half International Inc	20,000	757,200
Road & Rail – 2.2%
CSX Corp	24,000	732,000
Union Pacific Corp	12,000	1,170,360
		1,902,360
Software – 5.1%
Check Point Software Technologies Ltd*	22,000	1,707,420
Synopsys Inc*	44,000	2,611,400
		4,318,820
Specialty Retail – 1.5%
Williams-Sonoma Inc	25,000	1,277,000
Thrifts & Mortgage Finance – 2.3%
OceanFirst Financial Corp	100,000	1,926,000
Total Common Stocks (cost $62,560,056)		75,882,770
Repurchase Agreements (a) – 10.5%
Undivided interest of 11.1% in a joint repurchase agreement (principal amount $80,100,000 with a maturity value of $80,102,203) with ING Financial Markets LLC, 0.3300%, dated 9/30/16, maturing 10/3/16 to be repurchased at $8,900,245 collateralized by $81,575,000 in U.S. Treasuries 1.0000% - 1.3750%, 9/15/18 - 9/30/23 with a value of $81,704,651 (cost $8,900,000)	$8,900,000	8,900,000
Total Investments (total cost $71,460,056) – 99.9%		84,782,770
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		70,874
Net Assets – 100%		$84,853,644

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$79,869,945	94.2%
Ireland	1,755,381	2.1
Israel	1,707,420	2.0
Switzerland	1,421,280	1.7
China	28,744	0.0

Total	$84,782,770	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lone Pine Resources Inc	2/4/14	$135,493	$28,744	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$ 6,555,360	$ -	$ 28,744
All Other	69,298,666	-	-
Repurchase Agreements	-	8,900,000	-
Total Assets	$ 75,854,026	$ 8,900,000	$ 28,744

Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $935,669 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 71,297,501	$14,343,029	$ (857,760)	$ 13,485,269

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 96.5%
Aerospace & Defense – 1.1%
BWX Technologies Inc	586,132	$22,489,885
Auto Components – 3.4%
Dana Inc	925,775	14,432,832
Standard Motor Products Inc	1,135,453	54,229,235
		68,662,067
Banks – 17.6%
Access National Corp	124,072	2,965,321
Bank of Hawaii Corp	401,562	29,161,432
Banner Corp	1,018,713	44,558,507
BNC Bancorp	530,858	12,910,467
Boston Private Financial Holdings Inc	1,200,193	15,398,476
CoBiz Financial Inc	1,017,918	13,548,489
Columbia Banking System Inc	1,236,387	40,454,583
FCB Financial Holdings Inc*	717,130	27,559,306
First Hawaiian Inc*	688,409	18,490,666
Independent Bank Corp/Rockland MA	610,780	33,037,090
Investors Bancorp Inc	1,609,449	19,329,482
Pacific Premier Bancorp Inc*	607,386	16,071,434
Prosperity Bancshares Inc	261,423	14,349,508
S&T Bancorp Inc	632,044	18,322,956
United Community Banks Inc/GA	1,769,723	37,199,577
Wintrust Financial Corp	277,056	15,396,002
		358,753,296
Beverages – 1.2%
Boston Beer Co Inc*	155,790	24,187,955
Building Products – 2.2%
Simpson Manufacturing Co Inc	1,041,493	45,773,617
Capital Markets – 1.8%
AllianceBernstein Holding LP	621,460	14,169,288
Cohen & Steers Inc	526,236	22,496,589
		36,665,877
Chemicals – 0.1%
Valvoline Inc*	73,634	1,729,663
Commercial Services & Supplies – 3.3%
UniFirst Corp/MA	515,406	67,961,435
Communications Equipment – 1.7%
NetScout Systems Inc*	452,908	13,247,559
Radware Ltd*	1,560,860	21,446,216
		34,693,775
Construction & Engineering – 1.0%
Valmont Industries Inc	152,973	20,585,577
Construction Materials – 0.3%
United States Lime & Minerals Inc	97,470	6,433,020
Containers & Packaging – 1.5%
Sonoco Products Co	593,905	31,376,001
Electrical Equipment – 3.1%
Encore Wire Corp	564,540	20,758,136
Generac Holdings Inc*	527,728	19,156,526
Thermon Group Holdings Inc*	1,217,635	24,048,291
		63,962,953
Electronic Equipment, Instruments & Components – 2.0%
Tech Data Corp*	150,560	12,753,938
Vishay Intertechnology Inc	2,015,296	28,395,521
		41,149,459
Equity Real Estate Investment Trusts (REITs) – 9.2%
Equity Commonwealth*	957,294	28,929,425
Healthcare Trust of America Inc	851,603	27,779,290
Life Storage Inc	329,324	29,290,077
MGM Growth Properties LLC	1,565,429	40,810,734
Physicians Realty Trust	980,077	21,110,859
Sun Communities Inc	514,799	40,401,425
		188,321,810
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	239,758	28,806,924
United Natural Foods Inc*	309,969	12,411,159
		41,218,083
Food Products – 3.1%
Cal-Maine Foods Inc	364,238	14,037,732
J&J Snack Foods Corp	183,295	21,834,100

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
John B Sanfilippo & Son Inc	255,602	$13,120,051
Nomad Foods Ltd*	1,212,976	14,337,376
		63,329,259
Health Care Providers & Services – 1.3%
American Renal Associates Holdings Inc*	79,134	1,445,778
Patterson Cos Inc	543,114	24,950,657
		26,396,435
Health Care Technology – 1.6%
Omnicell Inc*	863,374	33,067,224
Hotels, Restaurants & Leisure – 2.4%
Cedar Fair LP	862,167	49,393,547
Household Durables – 1.8%
TopBuild Corp*	364,756	12,109,899
WCI Communities Inc*	991,176	23,510,695
		35,620,594
Independent Power and Renewable Electricity Producers – 0.8%
NextEra Energy Partners LP	560,856	15,687,142
Information Technology Services – 1.0%
Jack Henry & Associates Inc	233,801	20,001,676
Insurance – 4.4%
First American Financial Corp	694,387	27,275,521
Hanover Insurance Group Inc	499,719	37,688,807
RenaissanceRe Holdings Ltd	108,992	13,096,479
Stewart Information Services Corp	243,249	10,812,418
		88,873,225
Internet & Direct Marketing Retail – 0.7%
HSN Inc	362,361	14,421,968
Life Sciences Tools & Services – 2.0%
ICON PLC*	254,633	19,700,955
INC Research Holdings Inc*	461,696	20,582,408
		40,283,363
Machinery – 6.4%
CLARCOR Inc	369,879	24,042,135
ESCO Technologies Inc	413,907	19,213,563
Franklin Electric Co Inc	520,124	21,174,248
Lincoln Electric Holdings Inc	379,739	23,779,256
RBC Bearings Inc*	266,052	20,347,657
Trinity Industries Inc	919,251	22,227,489
		130,784,348
Metals & Mining – 2.4%
Compass Minerals International Inc	664,303	48,959,131
Multiline Retail – 1.4%
Dillard's Inc	464,108	29,243,445
Multi-Utilities – 2.0%
Black Hills Corp	667,995	40,894,654
Oil, Gas & Consumable Fuels – 2.6%
Delek US Holdings Inc	1,940,356	33,548,755
Matador Resources Co*	412,922	10,050,521
Newfield Exploration Co*	207,717	9,027,381
		52,626,657
Paper & Forest Products – 1.0%
Boise Cascade Co*	461,349	11,718,265
Schweitzer-Mauduit International Inc	209,283	8,069,952
		19,788,217
Pharmaceuticals – 1.2%
Catalent Inc*	962,227	24,863,946
Professional Services – 1.5%
Kforce Inc	909,615	18,638,011
TrueBlue Inc*	523,609	11,864,980
		30,502,991
Road & Rail – 0.6%
Heartland Express Inc	601,313	11,352,789
Semiconductor & Semiconductor Equipment – 2.5%
Cabot Microelectronics Corp	489,383	25,893,255
Teradyne Inc	1,188,503	25,647,895
		51,541,150
Software – 1.9%
MicroStrategy Inc*	90,279	15,116,316
Nice Ltd (ADR)	352,274	23,581,222
		38,697,538
Textiles, Apparel & Luxury Goods – 0.5%
Movado Group Inc	502,658	10,797,094

Shares or Principal Amounts		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 1.1%
Washington Federal Inc	835,741	$22,297,570
Trading Companies & Distributors – 0.8%
GATX Corp	355,973	15,858,597
Total Common Stocks (cost $1,712,498,267)		1,969,247,033
Repurchase Agreements – 4.1%
Undivided interest of 9.5% in a joint repurchase agreement (principal amount $80,100,000 with a maturity value of $80,102,203) with ING Financial Markets LLC, 0.3300%, dated 9/30/16, maturing 10/3/16 to be repurchased at $7,600,209 collateralized by $81,575,000 in U.S. Treasuries 1.0000% - 1.3750%, 9/15/18 - 9/30/23 with a value of $81,704,651	$7,600,000	7,600,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,005,625) with RBC Capital Markets Corp., 0.4500%, dated 9/30/16, maturing 10/3/16 to be repurchased at $75,002,813 collateralized by $18,749,111 in U.S. Government Agencies 1.6500% - 6.1914%, 3/25/32 - 4/25/45 and $130,592,363 in U.S. Treasuries 0.1250% - 2.6250%, 10/31/16 - 8/15/46 with a value of $153,000,000	75,000,000	75,000,000
Total Repurchase Agreements (cost $82,600,000)		82,600,000
Total Investments (total cost $1,795,098,267) – 100.6%		2,051,847,033
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(11,597,704)
Net Assets – 100%		$2,040,249,329

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,972,781,264	96.1%
Israel	45,027,438	2.2
Ireland	19,700,955	1.0
United Kingdom	14,337,376	0.7

Total	$2,051,847,033	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 1,969,247,033	$ -	$ -
Repurchase Agreements	-	82,600,000	-
Total Assets	$ 1,969,247,033	$ 82,600,000	$ -

Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,793,465,273	$267,694,345	$ (9,312,585)	$ 258,381,760

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.8%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$34,159
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,461
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,831
Banc of America Commercial Mortgage Trust 2007-3, 5.7233%, 6/10/49‡	79,684	79,909
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	144,968	145,358
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	35,176	36,109
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	48,130
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,520	64,115
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	72,963	68,064
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	16,000	16,086
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	100,000	95,561
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	25,000	24,433
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	8,567	8,562
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	73,936	74,103
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	22,585	22,947
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4538%, 9/15/45‡	20,000	20,115
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,994
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	10,000	9,992
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	27,000	27,128
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,657
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	46,219
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	45,000	45,632
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	98,007	98,108
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1580%, 2/15/51‡	91,846	92,000
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1387%, 5/15/46‡	20,000	20,045
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2743%, 1/15/27 (144A)‡	25,000	24,179
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.7743%, 2/15/27 (144A)‡	25,000	24,247
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	91,080	91,482
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,311,577)		1,305,626
Bank Loans and Mezzanine Loans – 1.7%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc, 0%, 2/1/20(a),‡	32,000	32,214
Communications – 0.5%
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	58,705	59,055
Level 3 Financing Inc, 3.5000%, 5/31/22(a),‡	83,000	83,415
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	23,000	23,105
Nielsen Finance LLC, 3.5132%, 4/15/21‡	13,985	14,005
Nielsen Finance LLC, 0%, 10/4/23(a),‡	33,000	33,139
T-Mobile USA Inc, 3.5000%, 11/9/22‡	41,789	42,109
		254,828
Consumer Cyclical – 0.5%
Aramark Services Inc, 3.3377%, 9/7/19‡	35,415	35,615
Aramark Services Inc, 3.3377%, 2/24/21‡	45,882	46,141
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20(a),‡	3,734	3,753
Hilton Worldwide Finance LLC, 3.0967%, 10/25/23(a),‡	38,180	38,388
KFC Holding Co, 3.2809%, 6/16/23‡	60,000	60,375
Landry's Inc, 0%, 10/4/23(a),‡	52,000	52,238
		236,510
Consumer Non-Cyclical – 0.4%
DaVita Inc, 3.5000%, 6/24/21‡	16,913	16,990
HCA Inc, 3.5877%, 2/15/24(a),‡	59,000	59,516
IMS Health Inc, 3.5000%, 3/17/21‡	72,150	72,304
Tumi Holdings Inc, 3.2732%, 5/13/21‡	20,000	19,800
		168,610
Technology – 0.2%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23(a),‡	103,016	104,190
CommScope Inc, 0%, 12/29/22(a),‡	5,000	5,042
		109,232
Total Bank Loans and Mezzanine Loans (cost $799,659)		801,394
Corporate Bonds – 21.2%
Banking – 2.6%
Ally Financial Inc, 3.2500%, 11/5/18	23,000	23,115
Ally Financial Inc, 8.0000%, 12/31/18	12,000	13,230
Bank of America Corp, 4.4500%, 3/3/26	68,000	72,978
Bank of America Corp, 6.3000%µ	28,000	30,415
Citigroup Inc, 2.2554%, 9/1/23‡	35,000	35,168
Citigroup Inc, 4.4500%, 9/29/27	38,000	39,766
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	14,002
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	10,400

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Citizens Financial Group Inc, 4.3000%, 12/3/25	$57,000	$59,809
Discover Financial Services, 3.9500%, 11/6/24	45,000	46,065
Discover Financial Services, 3.7500%, 3/4/25	42,000	42,503
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	85,307
Goldman Sachs Group Inc, 5.6250%, 1/15/17	34,000	34,402
Goldman Sachs Group Inc, 3.7500%, 2/25/26	50,000	52,501
JPMorgan Chase & Co, 2.2950%, 8/15/21	68,000	68,148
JPMorgan Chase & Co, 3.3750%, 5/1/23	66,000	67,811
JPMorgan Chase & Co, 4.2500%, 10/1/27	58,000	62,231
JPMorgan Chase Capital XXI, 1.7091%, 2/2/37‡	5,000	4,000
JPMorgan Chase Capital XXIII, 1.8170%, 5/15/47‡	3,000	2,272
Morgan Stanley, 2.8000%, 6/16/20	27,000	27,698
Morgan Stanley, 4.8750%, 11/1/22	18,000	19,853
Morgan Stanley, 3.9500%, 4/23/27	36,000	37,391
Morgan Stanley, 5.5500%µ	52,000	53,105
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	24,000	24,243
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	24,000	25,155
SVB Financial Group, 5.3750%, 9/15/20	56,000	62,242
Synchrony Financial, 2.6000%, 1/15/19	2,000	2,024
Synchrony Financial, 3.0000%, 8/15/19	62,000	63,465
Synchrony Financial, 4.5000%, 7/23/25	51,000	53,894
Wells Fargo & Co, 3.0000%, 4/22/26	16,000	16,150
Wells Fargo & Co, 5.8750%µ	47,000	50,995
		1,200,338
Basic Industry – 1.2%
AK Steel Corp, 7.5000%, 7/15/23	89,000	94,785
Albemarle Corp, 4.1500%, 12/1/24	11,000	11,858
Alcoa Inc, 5.9500%, 2/1/37	247,000	248,358
ArcelorMittal, 7.2500%, 2/25/22‡	2,000	2,270
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	95,101
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	48,999
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	61,666
		563,037
Brokerage – 2.5%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	40,759
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	37,441
Charles Schwab Corp, 7.0000%µ	47,000	54,520
E*TRADE Financial Corp, 5.3750%, 11/15/22	60,000	63,957
E*TRADE Financial Corp, 4.6250%, 9/15/23	78,000	81,067
Intercontinental Exchange Inc, 3.7500%, 12/1/25	47,000	50,887
Lazard Group LLC, 6.8500%, 6/15/17	2,000	2,064
Lazard Group LLC, 4.2500%, 11/14/20	60,000	64,331
Lazard Group LLC, 3.7500%, 2/13/25	11,000	11,073
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	249,000	259,894
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	60,000	51,299
Raymond James Financial Inc, 5.6250%, 4/1/24	215,000	248,593
Raymond James Financial Inc, 3.6250%, 9/15/26	14,000	14,227
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)§	13,000	13,973
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	49,000	51,058
TD Ameritrade Holding Corp, 3.6250%, 4/1/25†	98,000	105,206
		1,150,349
Capital Goods – 1.2%
Ball Corp, 4.3750%, 12/15/20	142,000	151,585
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	53,662
General Electric Co, 5.0000%µ	44,000	46,792
Harris Corp, 4.2500%, 10/1/16	61,000	61,000
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	45,812
Masco Corp, 3.5000%, 4/1/21	22,000	22,770
Masco Corp, 4.3750%, 4/1/26	4,000	4,210
Owens Corning, 4.2000%, 12/1/24	27,000	28,644
Owens Corning, 3.4000%, 8/15/26	8,000	8,037
Vulcan Materials Co, 7.0000%, 6/15/18	29,000	31,247
Vulcan Materials Co, 7.5000%, 6/15/21	18,000	21,825
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	65,880
		541,464
Communications – 1.6%
American Tower Corp, 3.3000%, 2/15/21	46,000	48,088
American Tower Corp, 3.4500%, 9/15/21	4,000	4,210
American Tower Corp, 3.5000%, 1/31/23	7,000	7,301
American Tower Corp, 4.4000%, 2/15/26	26,000	28,477
American Tower Corp, 3.3750%, 10/15/26	57,000	57,776
AT&T Inc, 3.4000%, 5/15/25	21,000	21,576

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
AT&T Inc, 4.1250%, 2/17/26	$16,000	$17,290
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	37,440
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.4640%, 7/23/22 (144A)	9,000	9,712
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.9080%, 7/23/25 (144A)	142,000	156,634
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	49,000	49,395
Crown Castle International Corp, 4.8750%, 4/15/22	53,000	59,121
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	36,235
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	50,000	50,278
Time Warner Cable LLC, 5.8500%, 5/1/17	28,000	28,699
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	62,855
Verizon Communications Inc, 1.7500%, 8/15/21	16,000	15,825
Verizon Communications Inc, 2.6250%, 8/15/26	40,000	39,259
Verizon Communications Inc, 4.1250%, 8/15/46	20,000	20,006
		750,177
Consumer Cyclical – 1.6%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	59,000	61,360
Brinker International Inc, 3.8750%, 5/15/23	58,000	54,928
CVS Health Corp, 4.7500%, 12/1/22	22,000	24,952
CVS Health Corp, 5.0000%, 12/1/24	30,000	34,747
DR Horton Inc, 4.7500%, 5/15/17	31,000	31,581
DR Horton Inc, 3.7500%, 3/1/19	63,000	65,599
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,322
General Motors Co, 4.8750%, 10/2/23	155,000	167,931
General Motors Financial Co Inc, 3.1000%, 1/15/19	43,000	43,831
General Motors Financial Co Inc, 3.7000%, 5/9/23	16,000	16,273
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	56,000	57,470
MDC Holdings Inc, 5.5000%, 1/15/24	72,000	75,240
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	29,015
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	15,375
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	12,000	12,280
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	8,000	8,252
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	31,000	32,182
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	5,000	5,421
		742,759
Consumer Non-Cyclical – 2.7%
AbbVie Inc, 3.2000%, 5/14/26	64,000	64,791
Actavis Funding SCS, 3.0000%, 3/12/20	75,000	77,439
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	14,000	14,447
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	76,000	80,219
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	112,000	120,288
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	53,000	63,058
Express Scripts Holding Co, 4.5000%, 2/25/26	181,000	198,527
Express Scripts Holding Co, 4.8000%, 7/15/46	23,000	23,892
HCA Inc, 5.0000%, 3/15/24	50,000	52,750
Kraft Heinz Foods Co, 3.5000%, 7/15/22	29,000	30,818
Kraft Heinz Foods Co, 3.0000%, 6/1/26	31,000	31,247
Molson Coors Brewing Co, 3.0000%, 7/15/26	37,000	37,256
Molson Coors Brewing Co, 4.2000%, 7/15/46	15,000	15,629
Newell Brands Inc, 3.1500%, 4/1/21	13,000	13,544
Newell Brands Inc, 3.8500%, 4/1/23	11,000	11,709
Newell Brands Inc, 5.0000%, 11/15/23 (144A)	25,000	26,617
Newell Brands Inc, 4.2000%, 4/1/26	74,000	80,594
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	29,000	29,037
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	40,000	40,194
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	40,000	40,215
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	15,000	15,094
Sysco Corp, 2.5000%, 7/15/21	10,000	10,214
Sysco Corp, 3.3000%, 7/15/26	25,000	25,916
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	27,000	26,898
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	20,000	20,051
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	30,000	30,139
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	23,000	23,747
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	23,000	23,949
		1,228,279
Electric – 0.5%
Dominion Resources Inc/VA, 2.8500%, 8/15/26	8,000	7,957
Duke Energy Corp, 2.6500%, 9/1/26	24,000	23,550
IPALCO Enterprises Inc, 5.0000%, 5/1/18	45,000	46,912
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	74,634
Southern Co, 2.9500%, 7/1/23	32,000	33,063
Southern Co, 3.2500%, 7/1/26	60,000	62,145
		248,261

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – 2.3%
Anadarko Petroleum Corp, 6.3750%, 9/15/17	$2,000	$2,085
Anadarko Petroleum Corp, 4.8500%, 3/15/21	7,000	7,515
Anadarko Petroleum Corp, 5.5500%, 3/15/26	41,000	46,332
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	10,000	10,234
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	16,000	16,790
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,147
Cimarex Energy Co, 5.8750%, 5/1/22	34,000	35,604
Cimarex Energy Co, 4.3750%, 6/1/24	17,000	17,756
ConocoPhillips Co, 4.2000%, 3/15/21	31,000	33,553
ConocoPhillips Co, 4.9500%, 3/15/26	39,000	43,959
Devon Energy Corp, 4.0000%, 7/15/21	50,000	52,170
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	8,000	8,300
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	46,021
Energy Transfer Partners LP, 4.7500%, 1/15/26	20,000	20,663
Ferrellgas LP / Ferrellgas Finance Corp, 6.7500%, 6/15/23	111,000	97,680
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	88,000	92,865
Hess Corp, 4.3000%, 4/1/27	34,000	34,265
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
7.2500%, 10/1/20 (144A)	26,000	26,942
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	22,000	22,876
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,893
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,593
Oceaneering International Inc, 4.6500%, 11/15/24	59,000	59,394
Phillips 66 Partners LP, 3.6050%, 2/15/25	26,000	26,149
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	49,000	50,757
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	30,875
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	50,000	51,250
Spectra Energy Partners LP, 4.7500%, 3/15/24	58,000	63,672
Williams Cos Inc, 3.7000%, 1/15/23	12,000	11,640
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	73,000	73,858
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	54,000	54,578
		1,066,416
Finance Companies – 0.3%
CIT Group Inc, 4.2500%, 8/15/17	97,000	98,819
CIT Group Inc, 5.5000%, 2/15/19 (144A)	29,000	30,704
International Lease Finance Corp, 8.7500%, 3/15/17	21,000	21,604
		151,127
Financial Institutions – 0.5%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	109,189
Kennedy-Wilson Inc, 5.8750%, 4/1/24	121,000	121,907
		231,096
Insurance – 0.7%
Aetna Inc, 2.4000%, 6/15/21	28,000	28,324
Aetna Inc, 2.8000%, 6/15/23	20,000	20,423
Aetna Inc, 3.2000%, 6/15/26	48,000	48,803
Berkshire Hathaway Inc, 3.1250%, 3/15/26	8,000	8,408
CNO Financial Group Inc, 4.5000%, 5/30/20	13,000	13,309
CNO Financial Group Inc, 5.2500%, 5/30/25	41,000	40,692
Primerica Inc, 4.7500%, 7/15/22	67,000	73,319
Voya Financial Inc, 5.6500%, 5/15/53‡	63,000	63,000
		296,278
Natural Gas – 0%
MPLX LP, 4.5000%, 7/15/23	10,000	10,199
Real Estate Investment Trusts (REITs) – 0.7%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	63,953
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22†	65,000	70,712
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	38,174
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,984
SL Green Realty Corp, 5.0000%, 8/15/18	130,000	135,748
		339,571
Technology – 2.2%
Cadence Design Systems Inc, 4.3750%, 10/15/24	98,000	100,734
Fidelity National Information Services Inc, 3.6250%, 10/15/20	26,000	27,577
Fidelity National Information Services Inc, 5.0000%, 3/15/22	14,000	14,500
Fidelity National Information Services Inc, 4.5000%, 10/15/22	34,000	37,479
Fidelity National Information Services Inc, 3.0000%, 8/15/26	40,000	39,607
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	98,000	103,390
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	207,188
Seagate HDD Cayman, 4.7500%, 1/1/25	45,000	42,525
Seagate HDD Cayman, 4.8750%, 6/1/27	14,000	12,386
Seagate HDD Cayman, 5.7500%, 12/1/34	18,000	15,000
Total System Services Inc, 3.8000%, 4/1/21	25,000	26,529
Total System Services Inc, 4.8000%, 4/1/26	69,000	76,406

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Trimble Navigation Ltd, 4.7500%, 12/1/24	$107,000	$112,533
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	52,179
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	73,041
Verisk Analytics Inc, 5.5000%, 6/15/45	54,000	57,925
		998,999
Transportation – 0.6%
Kansas City Southern, 3.1250%, 6/1/26	202,000	205,107
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	52,000	54,850
		259,957
Total Corporate Bonds (cost $9,439,264)		9,778,307
Mortgage-Backed Securities – 10.1%
Fannie Mae Pool:
6.0000%, 8/1/22	10,014	10,810
5.5000%, 1/1/25	7,520	8,062
4.0000%, 6/1/29	9,018	9,592
4.0000%, 7/1/29	16,234	17,318
5.0000%, 9/1/29	29,030	32,281
5.0000%, 1/1/30	9,705	10,792
4.0000%, 4/1/34	21,856	23,798
6.0000%, 12/1/35	27,282	31,443
6.0000%, 2/1/37	4,454	5,255
6.0000%, 9/1/37	23,103	24,907
6.0000%, 10/1/38	22,261	25,509
7.0000%, 2/1/39	8,458	10,594
5.5000%, 12/1/39	23,394	26,508
5.5000%, 3/1/40	36,935	42,623
5.5000%, 4/1/40	97,868	110,897
4.5000%, 10/1/40	7,019	7,689
5.5000%, 2/1/41	21,186	24,449
5.0000%, 5/1/41	14,692	16,355
5.0000%, 10/1/41	19,522	21,757
5.5000%, 12/1/41	27,748	31,476
4.0000%, 6/1/42	56,698	61,761
4.0000%, 8/1/42	23,142	25,197
4.0000%, 9/1/42	29,466	32,069
4.0000%, 11/1/42	43,759	47,654
4.0000%, 12/1/42	7,996	8,784
3.5000%, 2/1/43	114,478	122,120
4.0000%, 9/1/43	24,124	26,266
3.5000%, 1/1/44	127,533	137,294
3.5000%, 1/1/44	59,714	64,277
4.0000%, 2/1/44	63,661	69,366
3.5000%, 4/1/44	63,349	67,986
4.5000%, 5/1/44	143,073	161,059
4.0000%, 6/1/44	79,036	86,076
5.0000%, 7/1/44	44,329	50,319
4.0000%, 8/1/44	29,557	32,610
4.5000%, 8/1/44	63,531	71,493
4.5000%, 10/1/44	46,821	52,702
4.5000%, 10/1/44	24,695	27,709
3.5000%, 2/1/45	89,748	95,784
4.5000%, 3/1/45	44,020	49,412
4.0000%, 5/1/45	6,832	7,543
4.5000%, 5/1/45	36,048	40,739
4.5000%, 6/1/45	20,544	22,986
4.0000%, 9/1/45	155,568	170,164
4.5000%, 9/1/45	49,440	55,373
4.5000%, 10/1/45	83,571	94,114
3.5000%, 12/1/45	21,693	23,302
3.5000%, 1/1/46	87,821	94,322
3.5000%, 1/1/46	85,922	92,286
4.0000%, 1/1/46	28,267	31,073
4.5000%, 2/1/46	66,926	75,369
4.5000%, 2/1/46	25,385	28,530
4.0000%, 4/1/46	33,089	36,528
4.5000%, 4/1/46	34,912	39,607
4.0000%, 5/1/46	44,410	48,899
4.0000%, 6/1/46	27,350	30,107
3.5000%, 7/1/46	78,392	83,674
3.5000%, 7/1/46	74,707	80,347
4.5000%, 7/1/46	51,102	56,546
		2,893,562
Freddie Mac Gold Pool:
5.0000%, 6/1/20	8,778	9,227

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
5.5000%, 12/1/28	$21,516	$24,129
3.5000%, 7/1/29	27,933	29,558
5.5000%, 10/1/36	17,858	20,442
6.0000%, 4/1/40	101,846	120,157
5.0000%, 3/1/42	20,810	23,522
3.5000%, 2/1/44	34,909	37,254
4.5000%, 5/1/44	24,609	27,434
4.0000%, 8/1/44	9,580	10,535
4.5000%, 9/1/44	92,588	104,204
4.5000%, 2/1/46	197,298	222,485
4.5000%, 2/1/46	25,311	28,453
		657,400
Ginnie Mae I Pool:
5.1000%, 1/15/32	39,621	45,998
7.5000%, 8/15/33	19,948	23,917
4.9000%, 10/15/34	46,595	54,114
5.5000%, 9/15/35	6,083	7,114
5.5000%, 2/15/39	14,852	16,994
5.5000%, 8/15/39	87,868	103,355
5.0000%, 10/15/39	16,322	18,390
5.0000%, 11/15/39	27,792	31,149
5.0000%, 1/15/40	8,242	9,235
5.0000%, 5/15/40	9,853	11,162
5.0000%, 7/15/40	29,378	32,842
5.0000%, 7/15/40	3,923	4,394
5.0000%, 2/15/41	29,803	33,498
4.5000%, 5/15/41	27,706	31,885
5.0000%, 5/15/41	10,656	12,104
4.5000%, 7/15/41	34,772	40,361
4.5000%, 7/15/41	8,044	9,038
4.5000%, 8/15/41	86,396	97,418
5.0000%, 9/15/41	9,370	10,809
4.5000%, 5/15/44	19,819	22,201
5.0000%, 7/15/44	10,725	12,186
4.5000%, 8/15/46	86,842	97,111
		725,275
Ginnie Mae II Pool:
6.0000%, 11/20/34	16,398	19,295
5.5000%, 11/20/37	17,511	19,962
6.0000%, 1/20/39	8,410	9,635
4.5000%, 10/20/41	45,791	49,470
6.0000%, 12/20/41	9,041	10,411
6.0000%, 1/20/42	9,041	10,205
6.0000%, 2/20/42	9,488	10,955
6.0000%, 3/20/42	5,066	5,897
6.0000%, 4/20/42	15,599	18,073
3.5000%, 5/20/42	19,316	20,773
6.0000%, 5/20/42	11,194	12,868
5.5000%, 7/20/42	33,055	36,608
6.0000%, 7/20/42	7,763	8,841
6.0000%, 8/20/42	8,353	9,678
6.0000%, 9/20/42	9,859	11,417
6.0000%, 11/20/42	7,559	8,735
6.0000%, 2/20/43	10,043	11,602
4.0000%, 10/20/45	85,311	92,799
		367,224
Total Mortgage-Backed Securities (cost $4,541,900)		4,643,461
United States Treasury Notes/Bonds – 3.3%
2.7500%, 11/15/23	125,000	136,206
2.0000%, 8/15/25	121,000	125,216
1.6250%, 2/15/26	78,000	78,134
1.6250%, 5/15/26	177,000	177,235
1.5000%, 8/15/26	300,000	297,082
2.5000%, 5/15/46	160,000	165,600
2.2500%, 8/15/46	544,000	534,140
Total United States Treasury Notes/Bonds (cost $1,499,752)		1,513,613
Common Stocks – 59.1%
Aerospace & Defense – 1.2%
Meggitt PLC	36,200	211,572
United Technologies Corp	3,500	355,600
		567,172
Banks – 9.0%
Boston Private Financial Holdings Inc	25,100	322,033

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Citigroup Inc	12,600	$595,098
Citizens Financial Group Inc	26,193	647,229
Comerica Inc	7,400	350,168
Fifth Third Bancorp	25,800	527,868
First Hawaiian Inc*	4,384	117,754
JPMorgan Chase & Co†	7,900	526,061
Umpqua Holdings Corp	25,300	380,765
Wells Fargo & Co	16,000	708,480
		4,175,456
Beverages – 0.6%
PepsiCo Inc	2,500	271,925
Biotechnology – 1.2%
AbbVie Inc	4,200	264,894
Gilead Sciences Inc	3,600	284,832
		549,726
Capital Markets – 1.2%
Greenhill & Co Inc	9,600	226,272
Invesco Ltd	10,600	331,462
		557,734
Chemicals – 0.7%
Potash Corp of Saskatchewan Inc	11,200	182,784
Tikkurila Oyj	7,400	159,169
		341,953
Commercial Services & Supplies – 0.8%
G4S PLC	69,800	206,055
Republic Services Inc	2,900	146,305
		352,360
Communications Equipment – 0.5%
Cisco Systems Inc	7,900	250,588
Consumer Finance – 0.7%
American Express Co	4,900	313,796
Containers & Packaging – 0.3%
Packaging Corp of America	1,500	121,890
Diversified Telecommunication Services – 1.1%
Verizon Communications Inc	9,500	493,810
Electric Utilities – 2.0%
Alliant Energy Corp	4,000	153,240
Pinnacle West Capital Corp	5,500	417,945
PPL Corp	10,600	366,442
		937,627
Electrical Equipment – 0.9%
Emerson Electric Co	7,500	408,825
Energy Equipment & Services – 1.2%
Schlumberger Ltd†	6,800	534,752
Equity Real Estate Investment Trusts (REITs) – 4.4%
Lamar Advertising Co	10,600	692,286
LaSalle Hotel Properties	9,600	229,152
MGM Growth Properties LLC	10,111	263,594
National Storage Affiliates Trust	11,200	234,528
Post Properties Inc	5,100	337,263
Weyerhaeuser Co	8,400	268,296
		2,025,119
Food & Staples Retailing – 0.5%
Whole Foods Market Inc	7,700	218,295
Food Products – 1.1%
Mead Johnson Nutrition Co	1,500	118,515
Nestle SA	2,200	173,404
Orkla ASA	19,300	199,494
		491,413
Health Care Equipment & Supplies – 1.4%
Medtronic PLC	5,416	467,942
Meridian Bioscience Inc	10,300	198,687
		666,629
Health Care Providers & Services – 2.4%
AmerisourceBergen Corp	2,300	185,794
Owens & Minor Inc	3,300	114,609
Patterson Cos Inc	8,500	390,490
Quest Diagnostics Inc	4,800	406,224
		1,097,117
Household Durables – 0.4%
Garmin Ltd	3,900	187,629
Household Products – 1.7%
Procter & Gamble Co†	9,000	807,246

Shares or Principal Amounts		Value
Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – 0.9%
NRG Yield Inc	24,900	$422,304
Insurance – 1.9%
Allied World Assurance Co Holdings AG	11,800	476,956
Arthur J Gallagher & Co	2,600	132,262
XL Group Ltd	8,500	285,855
		895,073
Leisure Products – 0.3%
Mattel Inc	4,300	130,204
Machinery – 0.9%
Timken Co	4,100	144,074
Trinity Industries Inc	11,300	273,234
		417,308
Media – 0.6%
Omnicom Group Inc	3,000	255,000
Metals & Mining – 0.4%
Compass Minerals International Inc	2,800	206,360
Multiline Retail – 0.5%
Target Corp	3,100	212,908
Multi-Utilities – 0.6%
Engie SA	17,400	269,508
Oil, Gas & Consumable Fuels – 5.0%
Alon USA Energy Inc	30,600	246,636
BP PLC (ADR)	8,300	291,828
Delek US Holdings Inc	8,800	152,152
Exxon Mobil Corp	4,900	427,672
Occidental Petroleum Corp	6,900	503,148
Plains GP Holdings LP	25,600	331,264
Royal Dutch Shell PLC (ADR)	7,000	350,490
		2,303,190
Pharmaceuticals – 5.7%
Johnson & Johnson	1,200	141,756
Merck & Co Inc	7,000	436,870
Novartis AG (ADR)	5,100	402,696
Pfizer Inc	23,400	792,558
Phibro Animal Health Corp	13,200	358,776
Sanofi (ADR)	3,300	126,027
Teva Pharmaceutical Industries Ltd (ADR)	8,000	368,080
		2,626,763
Real Estate Management & Development – 0.2%
LSL Property Services PLC	36,400	100,710
Road & Rail – 1.4%
CSX Corp	10,300	314,150
Union Pacific Corp†	3,200	312,096
		626,246
Semiconductor & Semiconductor Equipment – 2.5%
Analog Devices Inc	5,100	328,695
NVE Corp	5,600	330,064
QUALCOMM Inc	7,300	500,050
		1,158,809
Software – 2.5%
Microsoft Corp†	11,000	633,600
Oracle Corp†	13,800	542,064
		1,175,664
Specialty Retail – 0.3%
Williams-Sonoma Inc	3,100	158,348
Technology Hardware, Storage & Peripherals – 0.7%
Apple Inc†	3,000	339,150
Textiles, Apparel & Luxury Goods – 0.2%
Coach Inc	3,000	109,680
Transportation Infrastructure – 0.3%
BBA Aviation PLC	43,100	139,578
Wireless Telecommunication Services – 0.9%
Vodafone Group PLC (ADR)	14,100	411,015
Total Common Stocks (cost $24,656,318)		27,328,880
Preferred Stocks – 0.6%
Banks – 0.2%
Citigroup Capital XIII, 7.1215%	4,000	105,360
Capital Markets – 0.2%
Morgan Stanley, 6.8750%	1,679	49,413
Morgan Stanley, 7.1250%	1,774	52,351
		101,764
Consumer Finance – 0.2%
Discover Financial Services, 6.5000%	2,850	74,328

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	224	$5,766
Total Preferred Stocks (cost $269,360)		287,218
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $51,000)	51,000	51,000
Total Investments (total cost $42,568,830) – 98.9%		45,709,499
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		509,331
Net Assets – 100%		$46,218,830

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$41,116,499	90.0%
United Kingdom	1,873,892	4.1
Switzerland	576,100	1.3
Israel	445,168	1.0
France	395,535	0.9
Ireland	285,855	0.6
Belgium	278,012	0.6
Canada	273,315	0.6
Norway	199,494	0.4
Finland	159,169	0.3
Singapore	104,190	0.2
Luxembourg	2,270	0.0

Total	$45,709,499	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
British Pound	10/27/16	393,000	$509,545	$5,623
Israeli Shekel	10/27/16	1,045,000	279,237	(975)
Norwegian Krone	10/27/16	1,190,000	148,936	(1,858)
Swiss Franc	10/27/16	431,700	445,271	2,207

			1,382,989	4,997
HSBC Securities (USA), Inc.:
British Pound	10/13/16	582,000	754,365	13,623
RBC Capital Markets Corp.:
Canadian Dollar	10/27/16	178,100	135,798	1,003
Euro	10/27/16	561,600	631,547	748

			767,345	1,751
Total			$2,904,699	$20,371

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Apple Inc	5	$125.00	10/16	$114	$95	$(19)
JPMorgan Chase & Co	8	70.00	10/16	150	55	(95)
Microsoft Corp	9	61.00	10/16	231	(3)	(234)
Procter & Gamble Co	6	91.50	10/16	268	3	(265)
Union Pacific Corp	6	100.00	10/16	214	(527)	(741)
Total	34			$977	$(377)	$(1,354)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $2,238,113, which represents 4.8% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $999,923.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	363,206	5,128,673	(5,440,879)	51,000	$—	$543	$51,000

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$67,033	$68,064	0.2%
Scottrade Financial Services Inc, 6.1250%, 7/11/21	5/3/16-5/5/16	13,795	13,973	0.0
Total		$80,828	$82,037	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2016.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 1,305,626	$ -
Bank Loans and Mezzanine Loans	-	801,394	-
Corporate Bonds	-	9,778,307	-
Mortgage-Backed Securities	-	4,643,461	-
United States Treasury Notes/Bonds	-	1,513,613	-
Common Stocks	27,328,880	-	-
Preferred Stocks	-	287,218	-
Investment Companies	-	51,000	-
Total Investments in Securities	$ 27,328,880	$ 18,380,619	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 23,204	$ -
Total Assets	$ 27,328,880	$ 18,403,823	$ -
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 2,833	$ -
Options Written, at Value	-	1,354	-
Total Liabilities	$ -	$ 4,187	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,053,954 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $2,830,696.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended September 30, 2016, the average ending monthly market value amounts on written call options is $1,065.

Written option activity for the period ended September 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	57	$ 1,690
Options written	75	2,281
Options closed	-	-
Options expired	(93)	(2,641)
Options exercised	(5)	(353)
Options outstanding at September 30, 2016	34	$ 977

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 42,615,009	$ 4,111,075	$ (1,016,585)	$ 3,094,490

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Fund and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Fund (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

--------------------------------------------------------------------------------
Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: November 29, 2016

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2016